AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2024, 2023 and 2022 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 10, 2025

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2024	2023
(in millions)
Admitted assets
Cash and invested assets:
Bonds	$52,642	$56,005
Stocks:
Preferred stocks	46	46
Common stocks	504	643
Investments in affiliates	3,585	3,486
Mortgage loans on real estate	10,192	10,500
Real estate:
Company occupied	142	145
Investment properties	4,077	4,225
Cash, cash equivalents and short-term investments	5,680	4,492
Policy loans	3,330	3,175
Derivatives	9,226	7,777
Receivable for securities	17	2
Other invested assets	13,088	13,227

Total cash and invested assets	102,529	103,723
Investment income due and accrued	904	822
Premiums due	44	58
Amounts recoverable from reinsurers	418	325
Funds held by or deposited with reinsured companies	2,345	2,486
Other reinsurance receivable	213	234
Amounts due from affiliates	238	204
Other assets	3,074	2,363
Assets held in separate accounts	152,380	142,884

Total admitted assets	$262,145	$253,099

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2024	2023
(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$70,314	$70,730
Policyholders’ and beneficiaries’ funds	3,431	3,152
Consumer notes	92	92
Dividends payable to policyholders	278	278
Policy benefits in process of payment	617	703
Other amount payable on reinsurance	211	173
Other policy obligations	65	53

Total policy and contract obligations	75,008	75,181
Payable to parent and affiliates	2,238	1,719
Transfers to (from) separate account due or accrued, net	(487)	(396)
Asset valuation reserve	3,029	3,102
Reinsurance in unauthorized companies	4	32
Funds withheld from unauthorized reinsurers	103	322
Net deferred tax liability	48	243
Derivatives	5,385	3,338
Payables for collateral on derivatives	3,367	3,793
Payables for securities	413	183
Funds held under coinsurance	7,748	9,687
Other general account obligations	1,920	1,596
Obligations related to separate accounts	152,380	142,884

Total liabilities	251,156	241,684
Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2024 and 2023)	—	—
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2024 and 2023)	5	5
Paid-in surplus	3,219	3,219
Special surplus funds	742	169
Surplus notes	136	586
Unassigned surplus	6,887	7,436

Total capital and surplus	10,989	11,415

Total liabilities and capital and surplus	$262,145	$253,099

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2024	2023	2022
(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,956	$16,370	$13,992
Consideration for supplementary contracts with life contingencies	131	149	118
Net investment income	4,586	4,393	4,374
Amortization of interest maintenance reserve	57	77	107
Commissions and expense allowance on reinsurance ceded	348	521	(617)
Reserve adjustment on reinsurance ceded	(6,533)	(5,735)	(4,499)
Separate account administrative and contract fees	1,822	1,719	1,736
Other revenue (expense)	(135)	(111)	(344)

Total premiums and other revenues	15,232	17,383	14,867
Benefits paid or provided:
Death, surrender and other contract benefits, net	17,414	14,372	13,784
Annuity benefits	715	920	971
Disability and long-term care benefits	1,015	1,141	1,051
Interest and adjustments on policy or deposit-type funds	120	88	68
Payments on supplementary contracts with life contingencies	71	51	57
Increase (decrease) in life, annuity and long-term care reserves	(343)	1,719	(540)

Total benefits paid or provided	18,992	18,291	15,391
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,074	990	1,026
General expenses	1,162	1,194	1,001
Insurance taxes, licenses and fees	173	167	159
Net transfers to (from) separate accounts	(8,064)	(5,146)	(5,052)
Investment income ceded	954	1,087	1,190
Other (income) deductions	96	—	2

Total insurance expenses and other deductions	(4,605)	(1,708)	(1,674)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	845	800	1,150
Dividends to policyholders	69	46	59

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	776	754	1,091
Federal income tax expense (benefit)	(302)	(319)	(68)

Income (loss) from operations before net realized capital gains (losses)	1,078	1,073	1,159
Net realized capital gains (losses)	(487)	(326)	(394)

Net income (loss)	$591	$747	$765

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)
Balances at January 1, 2022	$5	$3,219	$586	$—	$6,602	$10,412
Net income (loss)					765	765
Change in net unrealized capital gains (losses)					99	99
Change in net deferred income tax					72	72
Decrease (increase) in non-admitted assets					(51)	(51)
Change in liability for reinsurance in unauthorized companies					12	12
Decrease (increase) in asset valuation reserves					(211)	(211)
Dividend paid to parent					(580)	(580)
Change in surplus as a result of reinsurance					402	402
Other adjustments, net			—		(77)	(77)

Balances at December 31, 2022	5	3,219	586	—	7,033	10,843
Net income (loss)					747	747
Change in net unrealized capital gains (losses)					445	445
Change in net deferred income tax					59	59
Decrease (increase) in non-admitted assets					(25)	(25)
Change in liability for reinsurance in unauthorized companies					22	22
Decrease (increase) in asset valuation reserves					(69)	(69)
Dividend paid to parent					(500)	(500)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				169		169
Other adjustments, net			—		(196)	(196)

Balances at December 31, 2023	5	3,219	586	169	7,436	11,415
Net income (loss)					591	591
Change in net unrealized capital gains (losses)					(259)	(259)
Change in net deferred income tax					89	89
Decrease (increase) in non-admitted assets					17	17
Change in liability for reinsurance in unauthorized companies					28	28
Decrease (increase) in asset valuation reserves					73	73
Dividend paid to parent					(425)	(425)
Change in surplus as a result of reinsurance					(80)	(80)
Special surplus funds				573	—	573
Surplus note redemptions			(450)			(450)
Other adjustments, net			—		(583)	(583)

Balances at December 31, 2024	$5	$3,219	$136	$742	$6,887	$10,989

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATUTORY-BASIS STATEMENTS OF CASH FLOW

	Years Ended December 31,
	2024	2023	2022
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,011	$16,535	$16,558
Net investment income received	4,558	4,536	4,280
Separate account fees	1,822	1,719	1,736
Commissions and expenses allowance on reinsurance ceded	267	441	(215)
Miscellaneous income (loss)	(72)	(74)	(85)
Benefits and losses paid	(26,637)	(22,628)	(22,681)
Net transfers from (to) separate accounts	7,973	5,082	5,034
Commissions and expenses (paid) recovered	(3,119)	(3,291)	(3,414)
Dividends paid to policyholders	(69)	(62)	(82)
Federal and foreign income and capital gain taxes (paid) recovered	94	(29)	44

Net cash provided by (used in) operating activities	2,828	2,229	1,175
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	10,374	9,667	16,627
Stocks	337	658	216
Mortgage loans on real estate	751	695	1,278
Real estate	38	269	114
Other invested assets	1,437	833	1,024
Net gains (losses) on cash, cash equivalents and short term investments	—	6	—

Total investment proceeds	12,937	12,128	19,259
Cost of investments acquired:
Bonds	12,287	9,523	19,923
Stocks	137	128	148
Mortgage loans on real estate	451	282	882
Real estate	38	158	333
Other invested assets	1,274	1,359	2,033
Derivatives	548	719	960

Total cost of investments acquired	14,735	12,169	24,279
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(211)	(911)	3,595
Net (increase) decrease in policy loans	(155)	(411)	(27)

Net cash provided by (used in) investment activities	(2,164)	(1,363)	(1,452)
Financing and miscellaneous activities
Surplus notes	(450)	—	—
Capital and surplus paid-in
Borrowed funds	1	(34)	(16)
Net deposits (withdrawals) on deposit-type contracts	987	674	(81)
Dividend paid to Parent	(425)	(500)	(580)
Repurchase agreements	227	(163)	316
Other cash provided (applied)	184	644	(493)

Net cash provided by (used in) financing and miscellaneous activities	524	621	(854)
Net increase (decrease) in cash, cash equivalents and short-term investments	1,188	1,487	(1,131)
Cash, cash equivalents and short-term investments at beginning of year	4,492	3,005	4,136

Cash, cash equivalents and short-term investments at end of year	$5,680	$4,492	$3,005

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,200	$—	$—
Investing activities related to reinsurance transactions, net	(4,994)	—	—
Financing and miscellaneous sources related to reinsurance transactions, net	2,794	—	—

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. It provides a wide range of financial protection and wealth management products and services to both individual and institutional customers, primarily in the United States. Through its insurance operations, the Company offers various individual life insurance products distributed through multiple channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services, including various retirement products to retirement plans, distributed through insurance agents, affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company has discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. It also discontinued new sales of its legacy corporate and bank-owned life insurance products.

The Company is registered as a foreign reinsurer in several jurisdictions outside the United States as part of its International Group Program, offering pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches, or affiliates of multinational corporations.

Under a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered other-than-temporary when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (e.g., collateralized mortgage obligations) are adjusted for changes in prepayment assumptions on the related accretion of discounts or amortization of premiums using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and those with NAIC designations of 3-6, which are valued using the prospective method. If a decline in fair value is determined to be other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, with significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, with no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first-in, first-out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate the Company intends to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet hedge accounting criteria are accounted for consistently with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments entered into for other hedging purposes, known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) carried based on the underlying audited GAAP equity, except for affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, generally on a three- month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2024, 2023, and 2022, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Commissioner.

•	Reserves for most individual life insurance policies, written prior to 2020, are determined based on prescribed interest rates, mortality tables and valuation methods.

•

Reserves for some individual life insurance policies, written in 2018 and 2019, all individual life insurance policies written since January 1st, 2020, and for all variable annuities, are determined using principle-base reserve (“PBR”) methods and assumptions as defined in Valuation Manual 20 (“VM-20”) and Valuation Manual 21 (“VM-21”).

•	Reserves for other annuity and supplementary contracts with life contingency are determined based on prescribed interest rates, mortality tables and valuation methods.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2024 and 2023. Reserves at December 31, 2024 and 2023 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Funds held by or deposited with reinsured companies: Under certain reinsurance agreements, the Company allows the ceding insurer to retain funds that would otherwise be remitted to the Company. These arrangements are designed to secure the ceding company’s obligations. Interest accrues on the funds held by or deposited with reinsurer at rates specified in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements Operations. The Company assesses the creditworthiness of ceding insurers and monitors the collectability of these assets, establishing guidance based on admissibility for uncollectible amounts when necessary.

Funds held under coinsurance: Under certain reinsurance agreements, the Company retains funds that would otherwise be remitted to the reinsurer. These arrangements allow the Company to secure obligations due from the reinsurer. Interest accrues on the funds held under coinsurance in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company evaluates the creditworthiness of reinsurers and assesses the collectability of any associated receivables, establishing guidance based on admissibility for uncollectible amounts when necessary.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income, and realized investment and other gains (losses), which were ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of the effective tax rate.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participating Insurance and Policyholder Dividends: Participating business represented approximately 12% and 12% of the Company’s aggregate reserve for life contracts at December 31, 2024 and 2023, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole life, term life, universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Premium deficiency reserves: The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2024 and 2023.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed based on past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported in income unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method with estimates of future mortality, morbidity, persistency and interest; (j) reserves ceded under reinsurance contracts, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) under the Current Expected Credit Loss (“CECL”) model, expected credit losses for financial assets, including mortgage loans, real estate, policy loans, and receivables, are estimated over the life of the assets and reported in income. CECL requires entities to consider historical experience, current conditions, and reasonable forecasts to estimate these losses; (m) for held to maturity bonds, the entire expected credit loss is recognized through earnings and the allowance for credit losses (“ACL”). For available for sale bonds, credit losses are recognized through earnings and ACL, limited to the difference between the bond’s amortized cost and its fair value, with non-credit losses reflected in other comprehensive income; (n) surplus notes would be reported as liabilities; (o) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (p) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, and would generally be capitalized and amortized based on profit emergence over the expected life of the policies or the premium payment period; (q) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (r) lease liabilities would be recognized for future cash flows of leases, with offsetting right-of-use assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2024 and 2023, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and non-insulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. The impact of this guidance is presented in special surplus funds in the Balance Sheets.

In September 2023, the NAIC adopted INT 23-03—Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101—Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to Statement of Statutory Accounting Principles (“SSAP”) No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which was used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the SSAP No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August 2023, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 43R—Loan-Backed and Structured Securities, and other related SSAPs as part of its principle-based bond definition project (the “Bond Project”). This adoption marks a significant milestone in the Bond Project, initiated in October 2020, to develop a principle-based bond definition for determining whether securities qualify for reporting on Schedule D, Part 1. Under the new bond definition, bonds are classified as either an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, while an “asset-backed security” is defined as a bond issued by an entity created primarily to raise capital through debt backed by financial assets. The revisions to SSAP No. 26R incorporate the principle-based bond definition, and SSAP No. 43R provides updated accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Following the adoption of these revisions, investments that do not qualify as bonds will no longer be permitted to be reported as bonds on Schedule D, Part 1, with no grandfathering for existing investments that do not meet the revised criteria. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective January 1, 2025. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

In March 2024, the NAIC adopted Ref #2024-11, which includes revisions to SSAP No. 101- Income Taxes to incorporate Accounting Standards Update (“ASU”) 2023-09. These revisions involve adding certain disclosures and removing one existing disclosure to conform with the ASU. This adoption aims to align income tax reporting with the latest accounting standards. The added disclosures provide detailed information on the components of income tax expense, deferred tax assets and liabilities, and the valuation allowance, helping users of financial statements understand the tax positions and potential future tax benefits or obligations of the Company. The revisions will be effective January 1, 2025, and will not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2024, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 30R—Unaffiliated Common Stock, SSAP No. 32R—Preferred Stock, SSAP No. 43R—Asset-Backed Securities, and SSAP No. 48—Joint Ventures, Partnerships, and Limited Liability Companies to incorporate consistency revisions for residual interests, ensuring all SSAPs refer to SSAP No. 21R for the formal definition and accounting and reporting guidance for residual interests. The changes also emphasize the requirement for substantive credit enhancements within the structure that absorb losses before the debt instrument being evaluated would absorb losses, applying to both issuer credit obligations and asset-backed securities. The revisions will be effective January 1, 2025, to align with the principles-based bond definition’s effective date. Changes resulting from the adoption of these revisions will be accounted for as a change in accounting principle in accordance with SSAP No. 3—Accounting Changes and Corrections of Errors. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2024, 2023 and 2022.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2024:
U.S. government and agencies	$4,100	$1	$(749)	$3,352
States and political subdivisions	3,198	25	(341)	2,882
Foreign governments	2,953	18	(48)	2,923
Corporate bonds	37,238	261	(4,304)	33,195
Mortgage-backed and asset-backed securities	5,153	21	(424)	4,750

Total bonds	$52,642	$326	$(5,866)	$47,102

December 31, 2023:
U.S. government and agencies	$3,831	$3	$(514)	$3,320
States and political subdivisions	3,651	76	(257)	3,470
Foreign governments	2,872	24	(40)	2,856
Corporate bonds	40,101	453	(3,796)	36,758
Mortgage-backed and asset-backed securities	5,550	44	(368)	5,226

Total bonds	$56,005	$600	$(4,975)	$51,630

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2024, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$1,344	$1,347
Due after one year through five years	7,294	7,162
Due after five years through ten years	11,188	10,639
Due after ten years	27,663	23,204
Mortgage-backed and asset-backed securities	5,153	4,750

Total	$52,642	$47,102

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2024	2023
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$3,036	$1,974
Bonds and cash pledged in support of exchange-traded futures	140	151
Bonds and cash pledged in support of cleared interest rate swaps	370	509

Total fair value	$3,546	$2,634

At carrying value:
Bonds on deposit with government authorities	$14	$14
Bonds held in trust	82	92
Pledged collateral under reinsurance agreements	4,183	4,104

Total carrying value	$4,279	$4,210

At December 31, 2024 and 2023, the Company held below investment grade corporate bonds of $2,757 million and $3,056 million, with an aggregate fair value of $2,618 million and $2,926 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2024 and 2023, the Company had no Other-Than-temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2024:
U.S. government and agencies	$1,291	$(47)	$1,964	$(702)	$3,255	$(749)
States and political subdivisions	732	(23)	1,736	(318)	2,468	(341)
Foreign governments	62	(4)	134	(44)	196	(48)
Corporate bonds	5,549	(175)	20,746	(4,129)	26,295	(4,304)
Mortgage-backed and asset-backed securities	730	(23)	2,939	(401)	3,669	(424)

Total	$8,364	$(272)	$27,519	$(5,594)	$35,883	$(5,866)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2023:
U.S. government and agencies	$1,415	$(29)	$1,580	$(485)	$2,995	$(514)
States and political subdivisions	44	(1)	2,032	(256)	2,076	(257)
Foreign governments	49	(2)	158	(38)	207	(40)
Corporate bonds	1,278	(38)	27,377	(3,758)	28,655	(3,796)
Mortgage-backed and asset-backed securities	192	(2)	3,445	(366)	3,637	(368)

Total	$2,978	$(72)	$34,592	$(4,903)	$37,570	$(4,975)

At December 31, 2024 and 2023, there were 2,530 and 2,509 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $124 million and $100 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022, realized capital losses include $44 million, $26 million, and $0 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 9, 15, and 0 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2024, 2023 and 2022 was $0 million, $0 million, and $28 million, respectively. There were 0, 0, and 1 restructured corporate bonds for which an impairment was recognized during 2024, 2023 and 2022, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Proceeds	$13,314	$7,382	$14,747
Realized gross gains	102	74	16
Realized gross losses	(478)	(111)	(563)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2024 and 2023.

Affiliate Transactions

In 2024, the Company sold certain bonds to an affiliate, John Hancock Funding Company, LLC (“JHF LLC”). These bonds had a book value of $367 million and fair value of $373 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, JHF LLC, for $14 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife (International) Limited (“MIL”) for $57 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $51 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd. (“MRBL”), for $23 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Ltd. (“MRL”) for $65 million.

In 2023, the Company sold certain bonds to an affiliate, JHF LLC. These bonds had a book value of $40 million and fair value of $40 million. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $149 million and fair value of $142 million. The Company recognized $7 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $112 million and fair value of $102 million. The Company recognized $10 million in pre-tax realized losses before transfer to the IMR.

In 2023, the Company acquired at fair value, bonds from an affiliate, JHLH, for $101 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2022, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $128 million and fair value of $136 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $408 million.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $161 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, MRBL, for $56 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHLH, for $123 million.

In 2022, the Company acquired at fair value, bonds from an affiliate, JHF LLC, for $6 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2024:
Preferred stocks:
Nonaffiliated	$38	$8	$—	$46
Common stocks:
Nonaffiliated	350	160	(6)	504

Total stocks	$388	$168	$(6)	$550

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2023:
Preferred stocks:
Nonaffiliated	$35	$11	$—	$46
Common stocks:
Nonaffiliated	451	200	(8)	643

Total stocks	$486	$211	$(8)	$689

At December 31, 2024 and 2023, there were 68 and 73 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $5 million at December 31, 2024 and 2023, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022, realized capital losses include $4 million, $14 million, and $25 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 128, 224, and 96 securities, respectively. These are primarily made up of impairments on public and private common stocks.

Affiliate Transactions

In 2024, the Company sold certain common stocks to an affiliate, Manulife Singapore Pte Ltd (“MLS”). These common stocks had a book value of $23 million and fair value of $48 million. The Company recognized $25 million in pre-tax realized gains before transfer to the IMR.

Mortgage Loans on Real Estate

At December 31, 2024 and 2023, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2024:
Property Type	Carrying Value
(in millions)
Apartments	$2,956
Industrial	940
Office buildings	2,220
Retail	2,607
Agricultural	—
Agribusiness	129
Mixed use	—
Other	1,391
Allowance	(51)

Total mortgage loans on real estate	$10,192

Geographic Concentration	Carrying Value
(in millions)
East North Central	$799
East South Central	168
Middle Atlantic	1,813
Mountain	687
New England	576
Pacific	3,473
South Atlantic	1,650
West North Central	336
West South Central	741
Canada / Other	—
Allowance	(51)

Total mortgage loans on real estate	$10,192

December 31, 2023:
Property Type	Carrying Value
(in millions)
Apartments	$2,983
Industrial	859
Office buildings	2,508
Retail	2,659
Agricultural	—
Agribusiness	160
Mixed use	6
Other	1,452
Allowance	(127)

Total mortgage loans on real estate	$10,500

Geographic Concentration	Carrying Value
(in millions)
East North Central	$949
East South Central	173
Middle Atlantic	1,988
Mountain	730
New England	549
Pacific	3,471
South Atlantic	1,700
West North Central	344
West South Central	723
Canada / Other	—
Allowance	(127)

Total mortgage loans on real estate	$10,500

At December 31, 2024, the aggregate mortgages outstanding to any one borrower do not exceed $465 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

During 2024, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 7.25% and 4.80% for commercial loans. The Company issued no purchase money mortgages in 2024 and 2023. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2024, 2023 and 2022, respectively. The average recorded investment in impaired loans was $147 million, $123 million, and $46 million at December 31, 2024, 2023 and 2022, respectively. The Company recognized $0 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2024, 2023 and 2022, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2024:
Recorded Investment
a. Current	$205	$—	$9,877	$141	$10,223
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
a. Recorded Investment	—	—	—	20	20
December 31, 2023:
Recorded Investment
Current	$242	$—	$10,092	$163	$10,497
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	16	—	16
180 + Days Past Due	—	—	114	—	114
Accruing Interest 90-179 Days Past Due
a. Recorded Investment	—	—	—	—	—

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2024 and 2023. The Company was not a participant or co-lender in a mortgage loan agreement in 2024 and 2023.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2024	2023
(in millions)
AAA	$—	$—
AA	2,803	3,086
A	4,187	4,010
BBB	2,733	2,979
BB	360	351
B and lower and unrated	109	74

Total	$10,192	$10,500

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2024	2023
(in millions)
Properties occupied by the company	$201	$200
Properties held for the production of income	5,577	5,618
Properties held for sale	—	—
Less accumulated depreciation	(1,559)	(1,448)

Total	$4,219	$4,370

The Company recorded $66 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2024, 2023 and 2022, respectively. The Company impaired one commercial office real estate property in 2024. The Company has a process in place to identify real estate properties that could potentially have an impairment. The process involves comparing market values to the book value on a quarterly basis, monitors for market value deficiency and applies an undiscounted cash flow test to those properties with market value deficiencies. Impairment losses are recognized in Net realized capital gains (losses) on the Summary of Operations.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2024 and 2023.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $89 million, $0 million, and $28 million of impairments on partnerships and LLCs during the years ended December 31, 2024, 2023 and 2022, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2024, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $64 million.

In 2023, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $43 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2022, the Company acquired at fair value, certain other invested assets from an affiliate, JHF LLC, for $237 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2024 or 2023.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company enters into bilateral repurchase agreements for operational funding and to meet short-term liquidity funding requirements. As of December 31, 2024, the Company had repurchase agreements set to mature January 2, 2025, with various interest rates. The carrying value of the transferred assets and the obligations related to their repurchase, which approximate their fair value, are $380 million and $153 million as of December 31, 2024 and 2023, respectively. Securities transferred under the repurchase agreement are classified as NAIC 1 bonds and cash collateral was received. The Company has established a liability to return collateral received as part of the transaction.

The Company enters into bilateral reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2024 and 2023, the Company had $560 million and $533 million of reverse repurchase agreements with varying maturity dates which are recorded as cash equivalents. The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. On December 20, 2024, Manulife Reinsurance sold a bond to JHUSA that was repurchased from the Company on January 17, 2025. On December 18, 2023, MRBL sold a bond to JHUSA that was repurchased from the Company on January 17, 2024. The repurchase agreement affiliate activity as of December 31, 2024 and 2023 was $80 million and $180 million, respectively. The Company has a recognized receivable to return collateral as part of reverse repurchase agreement transactions.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. The Company had one security on loan from the securities lending program with a fair value of $39 million and collateral held of $40 million at December 31, 2024. There were no securities on loan as of December 31, 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Income:
Bonds	$2,323	$2,443	$2,284
Preferred stocks	2	2	—
Common stocks	118	118	115
Mortgage loans on real estate	448	454	495
Real estate	494	470	485
Policy loans	214	199	166
Cash, cash equivalents and short-term investments	155	109	25
Other invested assets	964	882	1,020
Derivatives	678	584	440
Other income	(176)	(196)	(63)

Total investment income	5,220	5,065	4,967
Expenses
Investment expenses	(443)	(475)	(397)
Investment taxes, licenses and fees, excluding federal income taxes	(56)	(55)	(54)
Investment interest expense	(30)	(43)	(46)
Depreciation on real estate and other invested assets	(105)	(99)	(96)

Total investment expenses	(634)	(672)	(593)

Net investment income	$4,586	$4,393	$4,374

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Realized capital gains (losses)	$(972)	$(350)	$(1,485)
Less amount transferred to the IMR (net of related tax benefit (expense) of $167 in 2024, $63 in 2023, and $279 in 2022)	(627)	(238)	(1,051)
Realized capital gains (losses) before tax	(345)	(112)	(434)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	142	214	(40)

Net realized capital gains (losses)	$(487)	$(326)	$(394)

Net Negative (Disallowed) IMR

At December 31, 2024 and 2023, the Company reported $742 million and $169 million of admitted disallowed IMR in special surplus funds. No portion of the admitted disallowed IMR was allocated to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s unamortized IMR gains and losses from derivatives are summarized below.

	Years ended December 31,
	2024	2023
Unamortized IMR from derivatives:
Gains	$3,081	$3,138
Losses	(4,100)	(4,227)

Total unamortized IMR from derivatives (net)	$(1,019)	$(1,089)

The calculated adjusted capital and surplus are as follows:

Calculation of Limitation Total
(1) Calculated adjusted capital and surplus: Prior Period Less:	$11,241
(2) Admitted Positive Goodwill (a)	—
(3) Admitted EDP Equipment & Operating System Software	8
(4) Admitted Net Deferred Taxes	—
(5) Admitted net negative (disallowed) IMR	725

(6) Adjusted Capital and Surplus (Line 1-2-3-4-5)	$10,508

(7) Limitation on amount of net negative (disallowed) IMR (adjusted capital and surplus times 10% limitation [Line 6*10%])	$1,051
Percentage of adjusted capital and surplus
(8) Current period reported Admitted net negative (disallowed) IMR	$742
(9) Current period Admitted IMR as a % of prior period Adjusted Capital and Surplus (Line 8/Line 6)	7%

The Company confirms the following attestation related to its IMR balances:

(1)	Asset sales were not forced by liquidity constraints.
(2)	There were no events leading to deviations from standard IMR accounting practices.
(3)	All investment activity is consistent with the Company’s investment and risk management policies.
(4)	IMR generated from derivatives is consistent with the Company’s derivative usage plan and follows historical treatment.

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and interest rate treasury locks in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2024
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$961	$—	$—	$18	$15
	Foreign currency swaps	—	—	—	—	—
Cash flow hedges	Interest rate swaps	6,283	—	—	41	345
	Foreign currency swaps	302	56	—	32	1
	Foreign currency forwards	—	—	—	—	—
	Interest rate treasury locks	4,560	—	—	2	761
	Equity total return swaps	96	—	—	2	—

Total Derivatives in Effective Hedge Accounting Relationships		$12,202	$56	$—	$95	$1,122

Other Hedging Relationships
	Interest rate swaps	$117,983	$8,797	$4,033	$8,797	$4,033
	Interest rate treasury locks	5,613	—	1,079	—	1,079
	Interest rate options	2,243	9	—	9	—
	Interest rate futures	3,929	—	—	—	—
	Foreign currency swaps	1,491	233	222	233	222
	Foreign currency forwards	885	8	27	8	27
	Foreign currency futures	17	—	—	—	—
	Equity total return swaps	274	5	—	5	—
	Equity index options	8,465	118	21	118	21
	Equity index futures	172	—	—	—	—
	Forwards	4	—	3	—	3

Total Derivatives in Other Hedging Relationships		$141,076	$9,170	$5,385	$9,170	$5,385
Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$—	$—	$1	$1,075
	Treasury Locks	1,790	—	—	—	173

Total Derivatives in Replication Synthetic Asset Transactions		$6,066	$—	$—	$1	$1,248

Total Derivatives		$159,344	$9,226	$5,385	$9,266	$7,755

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2023
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,048	$—	$—	$33	$30
	Foreign currency swaps	—	—	—	—	—
Cash flow hedges	Interest rate swaps	6,333	—	—	67	279
	Foreign currency swaps	316	37	—	25	4
	Foreign currency forwards	—	—	—	—	—
	Interest rate treasury locks	4,331	—	—	78	740
	Equity total return swaps	74	—	—	1	—

Total Derivatives in Effective Hedge Accounting Relationships		$12,102	$37	$—	$204	$1,053

Other Hedging Relationships
	Interest rate swaps	$117,982	$7,359	$2,324	$7,359	$2,324
	Interest rate treasury locks	6,265	5	829	5	829
	Interest rate options	2,756	20	—	20	—
	Interest rate futures	4,205	—	—	—	—
	Foreign currency swaps	1,371	214	139	214	139
	Foreign currency forwards	878	—	13	—	13
	Foreign currency futures	25	—	—	—	—
	Equity total return swaps	177	2	—	2	—
	Equity index options	6,926	140	2	140	2
	Equity index futures	161	—	—	—	—
	Forwards	21	—	31	—	31

Total Derivatives in Other Hedging Relationships		$140,767	$7,740	$3,338	$7,740	$3,338

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$—	$—	$2	$823
	Treasury locks	1,707	—	—	2	87

Total Derivatives in Replication Synthetic Asset Transactions		$5,983	$—	$—	$4	$910

Total Derivatives		$158,852	$7,777	$3,338	$7,948	$5,301

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2024, 2023 and 2022, respectively, the Company recorded unrealized gains (losses) of $4 million, ($72) million, and ($44) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2024, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, swaptions and interest rate futures contracts to manage interest rate risk and total return swap agreements to manage equity risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, interest rate swaptions and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2024	2023	2022
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(272)	$(641)	$2,657
Interest rate treasury locks	(255)	463	(2,378)
Interest rate options	(7)	(5)	(136)
Interest rate futures	(21)	20	4
Foreign currency swaps	(73)	(4)	(10)
Foreign currency forwards	(8)	15	(15)
Foreign currency futures	1	—	(13)
Equity total return swaps	1	—	(3)
Equity index options	(17)	222	(522)
Equity index futures	6	(5)	115
Forwards	27	(31)	—

Total net unrealized capital gain (loss)	$(618)	$34	$(301)

Net realized capital gain (loss):
Interest rate swaps	$—	$258	$(470)
Interest rate treasury locks	(300)	(681)	(197)
Interest rate options	(5)	(11)	(43)
Interest rate futures	(4)	(11)	(551)
Foreign currency swaps	75	3	2
Foreign currency forwards	(21)	(15)	9
Foreign currency futures	1	—	(4)
Equity total return swaps	—	—	2
Equity index options	210	(2)	206
Equity index futures	(30)	(31)	57
Forwards	(13)	—	—

Total net realized capital gain (loss)	$(87)	$(490)	$(989)

Total gain (loss) from derivatives in other hedging relationships	$(705)	$(456)	$(1,290)

The table above does not include unrealized gains (losses) of $4 million, ($9) million, ($9) million and realized gains (losses) of $138 million, $64 million and $22 million for the years ended December 31, 2024, 2023 and 2022, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($424) million, ($261) million, and ($796) million (including $0 million, ($15) million, and ($820) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2024, 2023 and 2022, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2024 and 2023, the Company accepted collateral consisting of cash of $3,367 million and $3,793 million, and various securities with a fair value of $613 million and $644 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2025	$371
2026	5
2027	—
2028	—
Thereafter	—

Total Future Settled Premiums	$376

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$285	$108	$387
Current Year	$376	$96	$464

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

The Company is a guarantor on a joint venture arrangement with Enviva Holdings (“Enviva”), a U.S. wood pellet provider. The guarantee has a non escalating liability cap ending in November 2037. The Company is indemnified by Enviva under the guarantee; should Enviva not be able to uphold the indemnity agreement, the Company is subject to pay the lesser of the guaranteed cap or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

At inception in 2017 when the joint venture was formed, the risk of the Company making guarantee payments was extremely low, therefore no liability was established. A monitoring materiality threshold was set and if breached a derivative liability would be recognized. Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company will have to pay on its guarantee increased. Therefore, a liability (loss) of ($3 million) was recognized on the balance sheet as of December 31, 2024. The Enviva guarantee is classified as a Forward - Other Derivative.

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2024 and 2023, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $150 million and $138 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2024 and 2023, the equity total return swap agreements with MLI had a fair value of $7 million and $3 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Short-Term Investments – Short-term investments are reported at amortized cost which approximates fair value.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks which do not have regular market pricing are classified within Level 2, although a fair value can be determined based on other data. Common stocks not traded in active markets are classified within Level 3.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate their fair value due to the short-term maturities of these instruments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2024
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$10	$10	$—	$—	$10	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	10	—	—	10	—
Preferred stocks:
Industrial and misc	46	46	—	—	46	—

Total preferred stocks	46	46	—	—	46	—
Common stocks:
Industrial and misc	504	504	411	26	67	—

Total common stocks	504	504	411	26	67	—
Cash and cash equivalents	2,443	2,443	2,443	—	—	—
Derivatives:
Interest rate swaps	8,797	8,797	—	8,797	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	9	9	—	—	9	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	233	233	—	233	—	—
Foreign currency forwards	8	8	—	8	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	5	5	—	5	—	—
Equity index options	118	118	—	118	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	9,170	9,170	—	9,161	9	—
Assets held in separate accounts	152,380	152,380	149,869	1,290	1,221	—

Total assets	$164,553	$164,553	$152,723	$10,477	$1,353	$—

Liabilities:
Derivatives:
Interest rate swaps	$4,033	$4,033	$—	$4,033	$—	$—
Interest rate treasury locks	1,079	1,079	—	191	888	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	222	222	—	222	—	—
Foreign currency forwards	27	27	—	27	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	21	21	—	10	11	—
Equity index futures	—	—	—	—	—	—
Forward contracts	3	3	—	—	3	—

Total derivatives	5,385	5,385	—	4,483	902	—
Liabilities held in separate accounts	152,380	152,380	149,869	1,290	1,221	—

Total liabilities	$157,765	$157,765	$149,869	$5,773	$2,123	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$10	$10	$—	$—	$10	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	10	—	—	10	—
Preferred stocks:
Industrial and misc	46	46	—	—	46	—

Total preferred stocks	46	46	—	—	46	—
Common stocks:
Industrial and misc	643	643	493	26	124	—

Total common stocks	643	643	493	26	124	—
Cash and cash equivalents	2,659	2,659	2,659	—	—	—
Derivatives:
Interest rate swaps	7,359	7,359	—	7,359	—	—
Interest rate treasury locks	5	5	—	—	5	—
Interest rate options	20	20	—	3	17	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	214	214	—	214	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	2	2	—	2	—	—
Equity index options	140	140	—	132	8	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	7,740	7,740	—	7,710	30	—
Assets held in separate accounts	142,884	142,884	140,095	1,465	1,324	—

Total assets	$153,982	$153,982	$143,247	$9,201	$1,534	$—

Liabilities:
Derivatives:
Interest rate swaps	$2,324	$2,324	$—	$2,324	$—	$—
Interest rate treasury locks	829	829	—	43	786	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	139	139	—	139	—	—
Foreign currency forwards	13	13	—	13	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	2	2	—	2	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	31	31	—	—	31	—

Total derivatives	3,338	3,338	—	2,521	817	—
Liabilities held in separate accounts	142,884	142,884	140,095	1,465	1,324	—

Total liabilities	$146,222	$146,222	$140,095	$3,986	$2,141	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2024
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$49,773	$44,233	$214	$42,146	$1,873
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	10,192	9,321	—	—	9,321
Short-term investments	3,237	3,237	—	3,237	—
Policy loans	3,330	3,330	—	3,330	—
Derivatives in effective hedge accounting and RSAT relationships	56	96	—	94	2

Total assets	$66,588	$60,217	$214	$48,807	$11,196

Liabilities:
Consumer notes	$92	$96	$—	$—	$96
Borrowed money	500	500	—	500	—
Policy reserves	1,109	1,101	—	—	1,101
Policyholders’ and beneficiaries’ funds	3,117	3,266	—	3,266	—
Derivatives in effective hedge accounting and RSAT relationships	—	2,370	—	1,684	686

Total liabilities	$4,818	$7,333	$—	$5,450	$1,883

	December 31, 2023
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$53,259	$48,884	$215	$46,457	$2,212
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	10,500	9,812	—	—	9,812
Short-term investments	1,833	1,833	—	1,833	—
Policy loans	3,175	3,175	—	3,175	—
Derivatives in effective hedge accounting and RSAT relationships	37	208	—	127	81

Total assets	$68,804	$63,912	$215	$51,592	$12,105

Liabilities:
Consumer notes	$92	$99	$—	$—	$99
Borrowed money	500	500	—	500	—
Policy reserves	1,059	1,049	—	—	1,049
Policyholders’ and beneficiaries’ funds	1,992	2,149	—	2,149	—
Derivatives in effective hedge accounting and RSAT relationships	—	1,963	—	1,136	827

Total liabilities	$3,643	$5,760	$—	$3,785	$1,975

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Carrying value and fair value of bonds exclude leveraged leases of $2,859 million and $2,736 million at December 31, 2024 and 2023, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2024, 2023 and 2022, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2024	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2024
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	10	—	—	—	—	—	—	—	—	—	10
Preferred stocks:
Industrial and misc	8	—	—	—	2	—	—	—	—	—	10

Total preferred stocks	8	—	—	—	2	—	—	—	—	—	10
Common stocks:
Industrial and misc	124	24	(25)	—	1	—	(57)	—	—	—	67

Total common stocks	124	24	(25)	—	1	—	(57)	—	—	—	67
Net derivatives	(787)	(658)	(249)	—	—	—	—	656	—	145	(893)
Separate account assets/liabilities	1,324	3	—	—	64	—	(170)	—	—	—	1,221

Total	$679	$(631)	$(274)	$—	$67	$—	$(227)	$656	$—	$145	$415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(8)	$—	$—	$19	$—	$(18)	$—	$—	$—	$10
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	17	(8)	—	—	19	—	(18)	—	—	—	10
Preferred stocks:
Industrial and misc	22	—	—	—	1	—	(3)	—	—	(12)	8

Total preferred stocks	22	—	—	—	1	—	(3)	—	—	(12)	8
Common stocks:
Industrial and misc	128	—	11	—	25	—	(40)	—	—	—	124

Total common stocks	128	—	11	—	25	—	(40)	—	—	—	124
Net derivatives	(1,028)	(697)	240	—	—	—	—	688	—	10	(787)
Separate account assets/liabilities	1,387	43	—	—	12	—	(118)	—	—	—	1,324

Total	$526	$(662)	$251	$—	$57	$—	$(179)	$688	$—	$(2)	$679

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$17	$—	$17
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	17	—	17
Preferred stocks:
Industrial and misc	7	—	—	—	15	—	—	—	—	—	22

Total preferred stocks	7	—	—	—	15	—	—	—	—	—	22
Common stocks:
Industrial and misc	84	2	11	—	34	—	(3)	—	—	—	128

Total common stocks	84	2	11	—	34	—	(3)	—	—	—	128
Net derivatives	1,278	(545)	(1,996)	—	(81)	—	—	500	—	(184)	(1,028)
Separate account assets/liabilities	1,820	312	—	—	20	—	(764)	—	—	(1)	1,387

Total	$3,189	$(231)	$(1,985)	$—	$(12)	$—	$(767)	$500	$17	$(185)	$526

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums earned
Direct	$21,799	$21,115	$20,631
Assumed	454	463	459
Ceded	(7,297)	(5,208)	(7,098)

Net	$14,956	$16,370	$13,992

Benefits to policyholders ceded	$(14,288)	$(13,123)	$(13,473)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2024, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2024, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,896 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(150)	$(151)	$(174)
Premiums assumed	60	59	69
Benefits ceded	(572)	(508)	(583)
Benefits assumed	229	203	233
Other reinsurance receivable (payable)	58	15	4
Funds held by or deposited with reinsured companies	2,341	2,482	2,601

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(503)	(651)	(531)
Other reinsurance receivable	58	88	107
Other amounts payable on reinsurance	—	—	—

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(374)	(392)	(410)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	36	37	40
Other amounts payable on reinsurance	—	—	—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$(4,270)	$—	$—
Benefits ceded, net	(605)	(62)	(27)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	36	3	2
Other amounts payable on reinsurance	—	—	—

On December 11, 2023, the Company entered into an agreement with Global Atlantic Financial Group Ltd to reinsure a block of long-term care (“LTC”) policies and annuity structured settlements. Under the terms of the transaction, the Company retains responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with an 80% quota share for the LTC block and a 100% quota share for the annuity structured settlements. The Company transferred policy liabilities of $4,992 million and assets of $5,031 million. The Company recorded a pre-tax loss of $150 million and a decrease of $101 million to statutory surplus.

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The partial recapture resulted in a pre-tax loss of $56 million and a decrease to surplus of $45 million, net of tax. The recapture was necessary to complete the transaction with Global Atlantic Financial Group LTD because the policies under this treaty are the same policies at risk.

The transactions were effective on January 1, 2024 and closed on February 22, 2024.

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings (“Venerable”) Agreements:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$(6)	$(6)	$(21,426)
Benefits ceded, net	(2,195)	(1,824)	(1,587)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	4	17	9

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable to cede 100% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies. Under the terms of the transaction, the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,636 million and cash paid of $997 million. The Company recorded a pre-tax gain of $638 million and an increase of $504 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction was effective on February 1, 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2022, the Company recorded $30 million additional payment to Venerable pursuant to an amendment of the Principal Transaction Agreement resulting in a decrease to the initial deferred gain reported in statutory surplus.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $237 million including recapture fee and a decrease of surplus of $187 million net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement. The recapture was effective on February 1, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2024, the Company has established full provisions to offset the net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$(84)	$(92)	$(113)
Benefits ceded, net	(307)	(371)	(581)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	36	31	65
Other amounts payable on reinsurance	2	6	—
Treaty settlement received (paid)	130	110	70

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(385)	$(488)	$(480)
Impact of treaty recapture	2,031
Benefits ceded	(614)	(779)	(713)
Other reinsurance receivable	—	5	4
Other amounts payable on reinsurance	—	4	23
Funds held under coinsurance	7,239	9,250	9,138
Treaty settlement received (paid)	(76)	(78)	(182)

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the LTC risk with JHRECO under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s ultimate parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”) and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis and its capital position on OSFI’s capital framework, the Life Insurance Capital Adequacy Test (“LICAT”). As such, the agreement has no impact on MFC’s financial results or LICAT position, other than the frictional costs of administering the agreement. Effective January 1, 2024 and in conjunction with the LTC component of the Global Atlantic transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,496 million and $10,305 million at December 31, 2024 and 2023, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,239 million and $9,250 million at December 31, 2024 and 2023, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(2,265)	$(2,444)	$17,053
Benefits ceded	(6,688)	(6,203)	(6,736)
Other reinsurance receivable	21	37	37
Other amounts payable on reinsurance	51	45	214
Funds withheld from unauthorized reinsurers	103	322	276
Funds held under coinsurance	—	—	—
Treaty settlement received (paid)	65	66	(264)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, GMIB, and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. Effective February 1, 2022 in conjunction with the Venerable agreement this treaty was partially recaptured.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company’s ultimate parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis and its capital position on OSFI’s capital framework, LICAT. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $40 million and $25 million as a coinsurance reserve and JHUSA holds $55 million and $85 million as a modified coinsurance reserve at December 31, 2024 and 2023, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The reserves are calculated over a range of stochastically generated economic scenarios and recorded at conditional tail expectation (“CTE70”) of the distribution of the results. They are based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $4 million and $7 million at December 31, 2024 and 2023, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and is being amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(29)	$(28)	$(27)
Premiums assumed	—	—	—
Benefits ceded	(32)	(30)	(28)
Benefits assumed	14	17	17
Other reinsurance receivable	1	1	—
Other amounts payable on reinsurance	1	—	4
Funds held under coinsurance	—	—	—
Treaty settlement received (paid)	3	(3)	(13)

On October 1, 2009, the assets supporting individual and group long-term care policyholders who reside in the state of New York (“NY business”) were transferred from the Company to JHLH. The NY business related to individual long-term care was transferred from the Company to JHLH under an assumption reinsurance agreement. The NY business related to group long-term care was transferred from the Company to JHLH under a coinsurance agreement.

On January 1, 2010, the assets supporting certain discontinued life business in the state of New York were transferred from the Company to JHLH under a coinsurance agreement.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(81)	$(108)	$(118)
Premiums assumed	—	—	—
Benefits ceded	(70)	(26)	(35)
Benefits assumed	—	—	—
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	12	34	39
Funds held under coinsurance	509	437	367
Treaty settlement received (paid)	39	(18)	(78)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

In 2024 and 2023, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2024
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$1,950	$77	$2,027
(b) Statutory valuation allowance adjustments	121	—	121

(c) Adjusted gross deferred tax assets (a – b)	1,829	77	1,906
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c – d)	1,829	77	1,906
(f) Deferred tax liabilities	1,606	348	1,954

(g) Net admitted deferred tax asset / (net deferred tax liability) (e – f)	$223	$(271)	$(48)

	December 31, 2023
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total
(in millions)
(a) Gross deferred tax assets	$1,894	$73	$1,967
(b) Statutory valuation allowance adjustments	121	—	121

(c) Adjusted gross deferred tax assets (a – b)	1,773	73	1,846
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c – d)	1,773	73	1,846
(f) Deferred tax liabilities	1,777	312	2,089

(g) Net admitted deferred tax asset / (net deferred tax liability) (e – f)	$(4)	$(239)	$(243)

	Change
	(7) (Col 1 – 4) Ordinary	(8) (Col 2 – 5) Capital	(9) (Col 7 + 8) Total
(in millions)
(a) Gross deferred tax assets	$56	$4	$60
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a – b)	56	4	60
(d) Deferred tax assets nonadmitted	—	—	—

(e) Subtotal net admitted deferred tax asset (c – d)	56	4	60
(f) Deferred tax liabilities	(171)	36	(135)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e – f)	$227	$(32)	$195

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2024 and 2023, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2024
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	503	—	503
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	503	—	503
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,647	—	1,647
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,326	77	1,403

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,829	$77	$1,906

	December 31, 2023
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	463	—	463
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	463	—	463
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,711	—	1,711
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,310	73	1,383

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,773	$73	$1,846

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7) (Col 1 – 4) Ordinary	(8) (Col 2 – 5) Capital	(9) (Col 7 + 8) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	40	—	40
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	40	—	40
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(64)	—	(64)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	16	4	20

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$56	$4	$60

	2024	2023
(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	834%	864%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,981	$11,406

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Impact of tax planning strategies is as follows:

	December 31, 2024
	(1)	(2)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,829	$77
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,829	$77
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2023
	(3)	(4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,773	$73
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,773	$73
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5) (Col 1 –3) Ordinary	(6) (Col 2 –4) Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$56	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$56	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 – 2)
	2024	2023	Change
(in millions)
1. Current income tax
(a) Federal	$(302)	$(319)	$17
(b) Foreign	—	—	—

(c) Subtotal	(302)	(319)	17
(d) Federal income tax expense (benefit) on net capital gains	142	214	(72)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	$(160)	$(105)	$(55)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2024	2023	(Col 1 – 2) Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	713	727	(14)
(4) Investments	110	121	(11)
(5) Deferred acquisition costs	649	658	(9)
(6) Policyholder dividends accrual	38	38	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	119	83	36
(9) Pension accrual	35	32	3
(10) Receivables – nonadmitted	52	51	1
(11) Net operating loss carryforward	11	14	(3)
(12) Tax credit carry-forward	198	144	54
(13) Other (including items <5% of total ordinary tax assets)	25	26	(1)

(99) Subtotal	$1,950	$1,894	$56
(b) Statutory valuation allowance adjustment	121	121	—
(c) Nonadmitted	—	—	—

(d) Admitted ordinary deferred tax assets (2(a)(99) – 2(b) – 2(c))	$1,829	$1,773	$56
(e) Capital:
(1) Investments	$77	$73	$4
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	$77	$73	$4
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—

(h) Admitted capital deferred tax assets (2(e)(99) – 2(f) – 2(g))	$77	$73	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,906	$1,846	$60
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,539	$1,661	$(122)
(2) Fixed assets	12	14	(2)
(3) Deferred and uncollected premium	6	8	(2)
(4) Policyholder reserves	47	92	(45)
(5) Other (including items <5% of total ordinary tax liabilities)	2	2	—

(99) Subtotal	$1,606	$1,777	$(171)
(b) Capital:
(1) Investments	$348	$312	$36
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	$348	$312	$36

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,954	$2,089	$(135)

4. Net deferred tax assets/liabilities (2(i) – 3(c))	$(48)	$(243)	$195

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2024	2023	Change
(in millions)
Total deferred tax assets	$1,906	$1,846	$60
Total deferred tax liabilities	1,954	2,089	(135)

Net deferred tax assets (liabilities)	$(48)	$(243)	$195

Tax effect of unrealized gains and losses			98
Tax effect of unrealized foreign exchange gains (losses)			8
Other			—

Change in net deferred income taxes			$89

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Ordinary provisions computed at statutory rate	$(31)	$2	$18
Net realized capital gains (losses) before IMR at statutory rate	(10)	83	(101)
Change in nonadmitted assets	—	—	—
Reinsurance	(11)	(12)	87
Valuation allowance	—	—	—
Tax-exempt income	(19)	(19)	24
Nondeductible expenses	4	3	2
Foreign tax expense gross up	10	6	6
Amortization of IMR	8	(16)	(22)
Tax recorded in surplus	1	(1)	(22)
Dividend received deduction	(146)	(129)	(112)
Investment in subsidiaries	(12)	(12)	(13)
Prior year adjustment	—	(40)	(20)
Tax credits	(39)	(29)	(29)
Change in tax reserve	3	—	—
Pension	—	—	—
Tax rate change	—	—	—
Other	(7)	—	2

Total	$(249)	$(164)	$(180)

Federal and foreign income taxes incurred	$(302)	$(319)	$(68)
Capital gains tax	142	214	(40)
Change in net deferred income taxes	(89)	(59)	(72)

Total statutory income tax expense (benefit)	$(249)	$(164)	$(180)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2024, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)
Net Operating Losses
	2022	N/A	11
			$11

General Business Credits	2007	2027	20
	2008	2028	53
	2009	2029	49
	2021	2041	2
	2022	2042	2
	2023	2043	1
			$127

Foreign Tax Credits
	2020	2030	1
	2022	2032	33
	2023	2033	4
	2024	2034	34
			$72

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $0 million for the years 2024, 2023 and 2022 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company of New York
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $154 million and $106 million at December 31, 2024 and 2023, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014 – 2015 and 2016 – 2018. One issue remains in appeals. The audit of tax years 2019 – 2021 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2024	2023
(in millions)
Balance at beginning of year	$68	$68
Additions based on tax positions related to the current year	—	—
Payments	—	—
Additions for tax positions of prior years	3	—
Reductions for tax positions of prior years	—	—

Balance at end of year	$71	$68

Included in the balances as of December 31, 2024 and 2023, are $71 million and $68 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2024 and 2023, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2024, 2023 and 2022, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2024 and 2023, respectively. The Company did not recognize any material penalties for the years ended December 31, 2024, 2023 and 2022.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2024, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On June 20, 2024, Canada enacted the Global Minimum Tax Act, retrospective to fiscal periods commencing on or after December 31, 2023. The Company’s ultimate parent, Manulife Financial Corporation (“MFC”), is in scope of this legislation because it is located in Canada and will be required to pay additional Global Minimum Taxes (“GMT”) in Canada in respect of its global entities whose effective tax rate is below 15%. MFC’s entities will also be subject to GMT in those jurisdictions where a Qualifying Domestic Minimum Top-up Tax (“QDMTT”) is in effect. The Company did not incur any expense associated with the GMT in 2024.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2024, 2023 and 2022, the Company paid ordinary dividends of $425 million, $500 million and $580 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2024 and 2023, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $136 million outstanding as of December 31, 2024. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes were represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate was fixed at 7.375%, and interest was payable semi-annually. The notes matured on February 15, 2024. For the year ended December 31, 2024, interest expense was $17 million. Interest expense was $33 million for years ended December 31, 2023 and 2022. Total interest paid through December 31, 2024 was $996 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. On June 15, 2023, the note was amended and restated to address the retirement of The London Interbank Offered Rate (“LIBOR”). Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month Term Secured Overnight Financing Rate (“SOFR”) plus 56 basis points and is payable semi-annually. Interest expense was $8 million, $4 million, and $4 million for the years ended December 31, 2024, 2023 and 2022, respectively. Total interest paid through December 31, 2024 was $49 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

As of December 31, 2024 and 2023, the Company reported $743 million and $169 million of admitted disallowed negative IMR in special surplus funds.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $308 million, and $229 million, respectively, for the years ended December 31, 2024, 2023 and 2022.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $668 million, $671 million, and $662 million for the years ended December 31, 2024, 2023 and 2022, respectively. The amounts are included in miscellaneous revenue or general insurance expenses as a contra expense in the Company’s Statements of Operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2024, 2023 and 2022, respectively, the Company received dividends of $23 million, $23 million, and $25 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $58 million, $56 million, and $61 million from JHD, $100 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $313 million, $207 million, and $219 million from John Hancock Subsidiaries LLC (“JHS LLC”), $3 million, $0 million, and $0 million from Clarendon Real Estate LLC. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2024 and 2023, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $638 million and $625 million at December 31, 2024 and 2023, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar SOFR less 5 basis points and interest payable on Canadian dollar funds is based off the Canadian Overnight Repo Rate Average (“CORRA”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2024	2023
(In millions)
The Manufacturers Investment Corporation	$26	$25
John Hancock Financial Corporation	90	46
Manulife Reinsurance Limited	13	16
Manulife Reinsurance (Bermuda) Limited	162	129
Manulife (Michigan) Reassurance Company	—	9
John Hancock Life & Health Insurance Company	301	256
John Hancock Reassurance Company, Ltd.	270	249
John Hancock Life Insurance Company New York	472	320
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	21	18
John Hancock Subsidiaries LLC	55	61
John Hancock Insurance Agency, Inc.	20	18
Essex Corporation	2	1
John Hancock Signature Services, Inc.	6	—
John Hancock Realty Advisors, Inc.	6	12
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	131	117
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	30	26
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	12	17
John Hancock Retirement Plan Services LLC	22	13
The Berkeley Financial Group, LLC	2	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	43	37
JH Networking Insurance Agency, Inc.	2	7
John Hancock Financial Network, Inc.	46	44
Manulife Investment Management Timberland and Agriculture, Inc.	31	27
Manulife Investment Management Forest Management, Inc.	9	10
John Hancock Personal Financial Services, LLC	9	—
Guide Financial, Inc.	4	5
John Hancock Funding Company LLC	58	(27)

Total	$1,843	$1,438

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At December 31, 2024 and 2023, the Company held a common stock investment in MMRC of $511 million and $538 million, respectively. As of December 31, 2024 and 2023, MMRC’s total admitted assets included an $991 million and $999 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2024 and 2023, without the modification the Company’s investment in MMRC would be ($480) million and ($460) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $392 million, purchase other invested assets of $2,011 million, purchase real estate of $134 million, and issue agricultural and commercial mortgages of $41 million at December 31, 2024. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2024.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2025	$2
2026	1
2027	—
2028	—
2029	—
Thereafter	9

Total	$12

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In September 2023, a lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company that state that “cost of insurance (“COI”) rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$2,666	$38	$863	$3,567	2%
At book value less current surrender charge of 5% or more	—	—	—	—	0%
At fair value	—	—	132,119	132,119	87%

Total with adjustment or at fair value	2,666	38	132,982	135,686	90%
At book value without adjustment (minimal or no charge or adjustment)	2,674	—	—	2,674	2%
Not subject to discretionary withdrawal	12,733	112	273	13,118	9%

Total (gross)	18,073	150	133,255	151,478	100%

Reinsurance ceded	8,058	—	—	8,058

Total (net)	$10,015	$150	$133,255	$143,420

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,561	$60	$995	$2,616	2%
At book value less current surrender charge of 5% or more	1	—	—	1	0%
At fair value	—	—	124,516	124,516	87%

Total with adjustment or at fair value	1,562	60	125,511	127,133	89%
At book value without adjustment (minimal or no charge or adjustment)	3,106	—	—	3,106	2%
Not subject to discretionary withdrawal	13,008	126	244	13,378	9%

Total (gross)	17,676	186	125,755	143,617	100%

Reinsurance ceded	7,540	—	—	7,540

Total (net)	$10,136	$186	$125,755	$136,077

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$—	$—	$1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	4,860	4,860	5,055
c. Universal Life with Secondary Guarantees	14,897	13,649	32,089
d. Indexed Universal Life	—	—	35
e. Indexed Universal Life with Secondary Guarantees	5,605	4,832	5,639
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	14,586	14,585	14,692
h. Variable Life	292	292	75
i. Variable Universal Life	3,034	3,024	3,036
j. Miscellaneous Reserves	—	—	4,336
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	2,767
b. Accidental Death Benefits	—	—	6
c. Disability - Active Lives	—	—	20
d. Disability - Disabled Lives	—	—	108
e. Miscellaneous Reserves	—	—	191

(3) Total (gross: direct + assumed)	$43,274	$41,242	$68,049
(4) Reinsurance Ceded	11,969	11,412	20,573

(5) Total (net) (3) - (4)	$31,305	$29,830	$47,476

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,044	$2,044	$2,042
i. Variable Universal Life	16,779	16,391	16,413
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$18,823	$18,435	$18,455
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$18,823	$18,435	$18,455

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	5,952	5,945	6,187
c. Universal Life with Secondary Guarantees	14,125	12,713	26,927
d. Indexed Universal Life	192	189	207
e. Indexed Universal Life with Secondary Guarantees	4,439	3,778	4,324
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	15,294	15,295	15,399
h. Variable Life	298	298	79
i. Variable Universal Life	2,993	2,985	3,029
j. Miscellaneous Reserves	—	—	7,571
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	2,837
b. Accidental Death Benefits	—	—	6
c. Disability - Active Lives	—	—	23
d. Disability - Disabled Lives	—	—	123
e. Miscellaneous Reserves	—	—	212

(3) Total (gross: direct + assumed)	$43,293	$41,203	$66,924
(4) Reinsurance Ceded	12,453	11,973	20,741

(5) Total (net) (3) - (4)	$30,840	$29,230	$46,183

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,832	$1,832	$1,830
i. Variable Universal Life	14,896	14,579	14,610
(2) Not subject to discretionary withdrawal or no cash values a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$16,728	$16,411	$16,440
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$16,728	$16,411	$16,440

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB, GMIB and GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the excess of the current guaranteed withdrawal amount over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2024	2023	2024	2023
Group Annuity Contracts (401K)	$110,831	$102,379	$—	$—
Variable and Fixed Annuities	20,448	21,216	16	16
Life Insurance	18,891	16,904	—	—
Fixed Products - Institutional and stable value fund	1,192	1,201	—	—
Fixed Products - Retail	19	29	47	65
Investments - Funds	936	1,074	—	—

Total	$152,317	$142,803	$63	$81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2024	$143	$130
2023	$151	$89
2022	$157	$76
2021	$164	$51
2020	$177	$61

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2024	2023
(in millions, except for ages)
Account value	$20,483	$21,191
Amount of reserve held	226	348
Net amount at risk - gross	6,274	6,287
Weighted average attained age	75	74

The following assumptions and methodology were used to determine the amounts above at December 31, 2024 and 2023:

•	VM-21 is used in both years to determine the aggregate reserve for the variable annuity products.

•

VM-21 prescribes an Economic Scenario Generator (“ESG”) for stochastic fund return and stochastic interest rate scenarios to be used for valuation but allows for proprietary generators to be used. The Company has built an ESG that does not materially reduce reserves consistent with VM-21.

•

In 2024 and 2023, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2024 and 2023, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2024	2023
(in millions)
Type of Fund
Equity	$24,335	$22,974
Balanced	6,127	6,263
Bonds	4,224	4,353
Money Market	492	418

Total	$35,178	$34,008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2024			2023
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$—	$16,095	$16,095	$—	$15,424	$15,424

Reserves for accounts with assets at:
Fair value	150	151,710	151,860	186	142,194	142,380
Amortized cost	—	—	—	—	—	—

Total	$150	$151,710	$151,860	$186	$142,194	$142,380

	December 31,
	2024			2023
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$38	$863	$901	$60	$995	$1,055
At book value without fair value adjustments and with current surrender charge of 5% or more	—	1,114	1,114	—	931	931
At fair value	—	148,794	148,794	—	139,371	139,371
At book value without fair value adjustments and with current surrender charge of less than 5%	—	666	666	—	653	653

Subtotal	38	151,437	151,475	60	141,950	142,010
Not subject to discretionary withdrawal	112	273	385	126	244	370

Total	$150	$151,710	$151,860	$186	$142,194	$142,380

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2024	2023	2022
(in millions)
Transfers to separate accounts	$17,290	$16,409	$15,744
Transfers from separate accounts	25,354	21,555	20,796

Net transfers to (from) separate accounts	$(8,064)	$(5,146)	$(5,052)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $23 million, $24 million, and $25 million in 2024, 2023 and 2022, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $19 million and $53 million for 2024 and 2023 and was not material for the year ended December 31, 2022. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $201 million and $227 million at December 31, 2024 and 2023, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2024, 2023 and 2022, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2024 and 2023 was $210 million and $170 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2024 and 2023 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2024, 2023 and 2022, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17. Lines of Credit, Consumer Notes and Affiliated Debt

Effective June 30, 2023, the Company amended certain intercompany loan agreements to address the industry transition from The London Interbank Offered Rate (“LIBOR”) to Secured Overnight Financing Rate (“SOFR”), as publication of LIBOR ceased after June 30, 2023. Effective July 1, 2023, the SOFR-based interest rate has been implemented for intercompany loans where the Company is either a lender or borrower.

Lines of Credit: At December 31, 2024, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2024, the Company had no outstanding borrowings under the agreement.

JHUSA and MIC were in a committed line of credit established by MFC totaling $1 billion, which was set to expire December 21, 2023. On June 30, 2023, the existing credit facility was terminated and MFC issued a new 5-year uncommitted credit facility to JHUSA and MIC totaling $1 billion, set to expire June 30, 2028. MFC will loan funds when requested for contingency purposes at a fluctuating interest based on the SOFR Rate Index as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2024, the Company had no outstanding borrowings under the agreement.

At December 31, 2024, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2027. The banks may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2024. At December 31, 2024, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2024, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was extended to February 15, 2032. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2024, the Company had $120 million outstanding loan to JHS LLC under the agreement with a fair value of $120 million. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loan was $7 million and $7 million for the years ended December 31, 2024 and 2023.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On November 2, 2024, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2025. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 25 basis points reset on the last business day of March, June, September and December and is payable quarterly. At December 31, 2024, the Company had no outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

At December 31, 2024, the Company had a 5-year senior loan facility with MLI and MFAL, set to expire June 30, 2028. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. The interest on the loan is calculated at a fluctuating rate equal to SOFR Rate Index plus 29 basis points as determined in accordance with the loan agreement. At December 31, 2024, the Company has no outstanding borrowings under the agreement.

At December 31, 2024, the Company, JHF LLC, MFAL and Manufacturers Life Reinsurance Limited (“MLRL”) share in a 5-year loan facility established by John Hancock Reassurance Company Ltd. (“JHRECO”) totaling $200 million, set to expire July 31, 2028. JHRECO will commit, when requested, to loan funds for contingent purposes at prevailing interest rates equal to 3-month term SOFR as determined in accordance with the loan facility agreement. At December 31, 2024, the Company has no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2024 and 2023 was $92 million and $92 million, respectively. SignatureNotes interest rates range from 4.98% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2025-$0 million; 2026-$0 million; 2027-$40 million; 2028-$51 million; 2029-$0 million; and thereafter $1 million.

Interest expense on consumer notes, included in benefits to policyholders, was $5 million, $6 million, and $9 million in 2024, 2023 and 2022, respectively. Interest paid amounted to $5 million, $5 million, and $7 million in 2024, 2023 and 2022, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2024
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock—Class A	$—	$—	$—
(b) Membership stock—Class B	5	5	—
(c) Activity stock	18	18	—
(d) Excess stock	—	—	—
(e) Aggregate total	$23	$23	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2023
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock—Class A	$—	$—	$—
(b) Membership stock—Class B	5	5	—
(c) Activity stock	18	18	—
(d) Excess stock	7	7	—
(e) Aggregate total	$30	$30	$—
(f) Actual or estimated borrowing capacity as determined by the insurer	$659

FHLBI membership stock of $5 million and $5 million was classified as not eligible for redemption for the years ended December 31, 2024 and 2023, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2024
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,541	$1,640	$500
(b) Separate account	—	—	—

(c) Total collateral pledged	$1,541	$1,640	$500

	December 31, 2023
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$1,684	$1,763	$500
(b) Separate account	—	—	—

(c) Total collateral pledged	$1,684	$1,763	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2024
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$1,645	$1,748	$500
(b) Separate account	—	—	—

(c) Total maximum collateral pledged	$1,645	$1,748	$500

	December 31, 2023
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$1,811	$1,988	$500
(b) Separate account	—	—	—

(c) Total maximum collateral pledged	$1,811	$1,988	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2024
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$—	$—
(b) Funding agreements	—	—	—	—
(c) Other	—	—	—	—
(d) Aggregate total	$500	$500	$—	$—

	December 31, 2023
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$500	$500	$—	$—
(b) Funding agreements	—	—	—	—
(c) Other	—	—	—	—
(d) Aggregate total	$500	$500	$—	$—

The maximum amount of aggregate borrowings from FHLBI during 2024 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2024	2023
(in millions)
Assets:
Bonds	$1,312	$1,281
Stocks:
Common stocks	—	2
Mortgage loans on real estate	445	462
Real estate	512	560
Cash, cash equivalents and short-term investments	6	8
Policy loans	1,591	1,607
Other invested assets	397	485

Total cash and invested assets	4,263	4,405
Investment income due and accrued	109	106
Premiums due	2	3
Net deferred tax asset	56	51
Other reinsurance receivable	19	26

Total closed block assets	4,449	4,591

Obligations:
Policy reserves	$3,809	$3,894
Policyholders’ and beneficiaries’ funds	48	50
Dividends payable to policyholders	164	170
Policy benefits in process of payment	106	108
Other policy obligations	1	—
Current federal income taxes payable	228	245
Other closed block obligations	267	271

Total closed block obligations	4,623	4,738

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2024 financial statements through April 10, 2025, the date the financial statements were issued.

On November 20, 2024, the Company entered into an agreement with Reinsurance Group of America to reinsure policies from the LTC and annuity structured settlements legacy blocks. Under the terms of the transaction, the Company will retain responsibility for the administration of the policies with no intended impact to policyholders. The transaction was structured as coinsurance with a 75% quota share for both the LTC and annuity structured settlements blocks. The Company transferred policy liabilities of $3,421 million and assets with fair value of $3,631 million. The Company recorded a pre-tax a loss of $578 million and a decrease of $384 million to statutory surplus, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In conjunction with the LTC component of the transaction, the existing coinsurance with funds withheld treaty with JHRECO covering the LTC policies was partially recaptured. The recapture was necessary to complete the transaction with Reinsurance Group of America because the policies under this treaty are the same policies at risk. The partial recapture resulted in a pre-tax gain of $96 million, including a recapture fee and a increase to surplus of $76 million, net of tax.

The transactions were effective on January 1, 2025, and closed on January 2, 2025.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

December 31, 2024

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JOHN HANCOCK LIFE INSURANCE CO

(USA) SEPARATE ACCOUNT N

Audited Financial Statements

December 31, 2024

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N (the “Separate Account”) as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

April 2, 2025

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Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO (USA) SEPARATE ACCOUNT N

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV

Active Bond Trust Series I	Lifestyle Growth Portfolio Series I

Active Bond Trust Series NAV	Lifestyle Growth Portfolio Series NAV

American Asset Allocation Trust Series I	Lifestyle Moderate Portfolio Series NAV

American Global Growth Trust Series I	M Capital Appreciation

American Growth Trust Series I	M International Equity

American Growth-Income Trust Series I	Managed Volatility Balanced Portfolio Series I

American International Trust Series I	Managed Volatility Balanced Portfolio Series NAV

Blue Chip Growth Trust Series I	Managed Volatility Conservative Portfolio Series I

Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series NAV

Capital Appreciation Trust Series I	Managed Volatility Growth Portfolio Series I

Capital Appreciation Trust Series NAV	Managed Volatility Growth Portfolio Series NAV

Capital Appreciation Value Trust Series I	Managed Volatility Moderate Portfolio Series I

Capital Appreciation Value Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV

Core Bond Trust Series I	Mid Cap Growth Trust Series I

Core Bond Trust Series NAV	Mid Cap Growth Trust Series NAV

Disciplined Value Emerging Markets Value Trust Series I	Mid Cap Index Trust Series I

Disciplined Value Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series NAV

Disciplined Value International Trust Series I	Mid Value Trust Series I

Disciplined Value International Trust Series NAV	Mid Value Trust Series NAV

Equity Income Trust Series I	Money Market Trust Series I

Equity Income Trust Series NAV	Money Market Trust Series NAV

Financial Industries Trust Series I	Opportunistic Fixed Income Trust Series I

Financial Industries Trust Series NAV	Opportunistic Fixed Income Trust Series NAV

Fundamental All Cap Core Trust Series I	PIMCO All Asset

Fundamental All Cap Core Trust Series NAV	Real Estate Securities Trust Series I

Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series NAV

Fundamental Large Cap Value Trust Series NAV	Science & Technology Trust Series I

Global Equity Trust Series I	Science & Technology Trust Series NAV

Global Equity Trust Series NAV	Select Bond Trust Series I

Health Sciences Trust Series I	Select Bond Trust Series NAV

Health Sciences Trust Series NAV	Short Term Government Income Trust Series I

High Yield Trust Series I	Short Term Government Income Trust Series NAV

High Yield Trust Series NAV	Small Cap Index Trust Series I

International Equity Index Series I	Small Cap Index Trust Series NAV

International Equity Index Series NAV	Small Cap Opportunities Trust Series I

International Small Company Trust Series I	Small Cap Opportunities Trust Series NAV

International Small Company Trust Series NAV	Small Cap Stock Trust Series I

Investment Quality Bond Trust Series I	Small Cap Stock Trust Series NAV

Investment Quality Bond Trust Series NAV	Small Cap Value Trust Series I

Lifestyle Balanced Portfolio Series NAV	Small Cap Value Trust Series NAV

4 of 68

Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO (USA) SEPARATE ACCOUNT N

Small Company Value Trust Series I	TOPS Growth ETF Portfolio – Class 2

Small Company Value Trust Series NAV	TOPS Moderate Growth ETF Portfolio – Class 2

Strategic Income Opportunities Trust Series I	Total Bond Market Series Trust NAV

Strategic Income Opportunities Trust Series NAV	Total Stock Market Index Trust Series I

TOPS Aggressive Growth ETF Portfolio – Class 2	Total Stock Market Index Trust Series NAV

TOPS Balanced ETF Portfolio – Class 2	Ultra Short Term Bond Trust Series NAV

TOPS Conservative ETF Portfolio – Class 2

5 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I

Total Assets

Investments at fair value	$140,280,548	$357,475	$3,321,380	$16,115,473	$3,251,843	$23,058,115

Units outstanding	1,192,548	14,907	38,585	523,082	84,098	237,654

Unit value	$117.63	$23.98	$86.08	$30.81	$38.67	$97.02

Shares	2,307,246	43,970	408,534	1,634,429	226,136	1,243,695

Cost	$103,980,772	$374,209	$3,379,676	$17,853,544	$3,527,400	$19,997,209

See accompanying notes.

6 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV

Total Assets

Investments at fair value	$12,529,602	$7,232,125	$25,047,489	$93,217,521	$8,942,273	$10,348,054

Units outstanding	173,213	262,578	144,610	190,548	87,555	94,829

Unit value	$72.34	$27.54	$173.21	$489.21	$102.13	$109.12

Shares	694,161	489,650	743,911	2,754,655	1,458,772	1,661,005

Cost	$11,070,817	$8,337,068	$20,966,349	$70,779,064	$8,038,640	$9,343,800

See accompanying notes.

7 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Disciplined Value Emerging Markets Value Trust Series I (a)	Disciplined Value Emerging Markets Value Trust Series NAV (b)

Total Assets

Investments at fair value	$1,309,903	$5,180,475	$7,676,637	$38,676,508	$662,360	$3,981,241

Units outstanding	30,310	110,823	356,901	2,089,670	35,642	252,198

Unit value	$43.22	$46.75	$21.51	$18.51	$18.58	$15.79

Shares	107,634	427,432	694,090	3,516,047	70,389	423,987

Cost	$1,278,446	$4,993,905	$8,287,870	$45,002,342	$676,659	$3,758,252

(a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series I.

(b) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

See accompanying notes.

8 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Disciplined Value International Trust Series I	Disciplined Value International Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV

Total Assets

Investments at fair value	$3,097,109	$4,612,487	$5,392,598	$53,282,940	$728,905	$436,908

Units outstanding	91,261	193,336	61,414	524,216	14,930	6,452

Unit value	$33.94	$23.86	$87.81	$101.64	$48.82	$67.72

Shares	221,380	333,032	381,912	3,808,645	51,331	30,921

Cost	$2,847,469	$4,477,291	$5,323,331	$55,210,397	$595,852	$356,547

See accompanying notes.

9 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Equity Trust Series I	Global Equity Trust Series NAV

Total Assets

Investments at fair value	$20,968	$4,300,400	$5,399,968	$20,560,575	$822,829	$2,067,093

Units outstanding	182	54,921	73,532	367,334	17,582	67,519

Unit value	$115.21	$78.30	$73.44	$55.97	$46.80	$30.61

Shares	642	130,434	201,868	768,046	35,436	89,099

Cost	$19,632	$3,583,600	$5,014,872	$20,074,257	$743,655	$1,764,675

See accompanying notes.

10 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV

Total Assets

Investments at fair value	$2,454,637	$3,650,834	$1,652,003	$2,457,048	$8,062,487	$21,899,055

Units outstanding	17,958	31,089	37,736	75,135	462,837	304,793

Unit value	$136.69	$117.43	$43.78	$32.70	$17.42	$71.85

Shares	110,073	158,870	344,167	522,776	425,911	1,157,456

Cost	$2,829,120	$4,111,431	$1,674,420	$2,616,709	$7,412,537	$21,614,068

See accompanying notes.

11 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	International Small Company Trust Series I	International Small Company Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV

Total Assets

Investments at fair value	$247,432	$1,231,008	$3,042,584	$1,559,646	$1,547,037	$50,866

Units outstanding	11,428	51,579	85,494	82,822	83,066	3,497

Unit value	$21.65	$23.87	$35.59	$18.83	$18.62	$14.55

Shares	19,591	97,390	319,264	164,346	118,547	4,521

Cost	$240,173	$1,206,513	$3,341,715	$1,568,463	$1,592,256	$49,774

See accompanying notes.

12 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity	Managed Volatility Balanced Portfolio Series I

Total Assets

Investments at fair value	$1,401,053	$4,359,653	$81,864	$637,229	$890,383	$2,306,811

Units outstanding	76,297	199,874	4,772	3,264	18,908	52,029

Unit value	$18.36	$21.81	$17.16	$195.23	$47.09	$44.34

Shares	101,821	317,068	6,656	25,925	64,944	217,214

Cost	$1,489,604	$4,722,270	$98,675	$591,172	$908,412	$2,400,081

See accompanying notes.

13 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I

Total Assets

Investments at fair value	$16,377,983	$691,594	$9,477,099	$2,044,488	$21,116,669	$994,886

Units outstanding	608,359	19,189	461,277	46,740	740,108	22,539

Unit value	$26.92	$36.04	$20.55	$43.74	$28.53	$44.14

Shares	1,536,398	71,520	977,021	178,402	1,837,835	98,212

Cost	$17,937,949	$725,036	$10,622,634	$2,037,575	$21,847,342	$1,008,233

See accompanying notes.

14 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Growth Trust Series I	Mid Cap Growth Trust Series NAV	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Value Trust Series I

Total Assets

Investments at fair value	$2,592,925	$3,390,202	$12,421,264	$8,142,466	$17,627,982	$4,231,687

Units outstanding	100,553	37,470	57,176	89,955	263,511	66,853

Unit value	$25.79	$90.48	$217.25	$90.52	$66.90	$63.30

Shares	255,713	313,908	1,094,385	383,175	829,554	389,658

Cost	$2,799,039	$3,931,314	$10,049,946	$7,607,120	$16,711,208	$3,842,427

See accompanying notes.

15 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Mid Value Trust Series NAV	Money Market Trust Series I	Money Market Trust Series NAV	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series NAV	PIMCO All Asset

Total Assets

Investments at fair value	$6,989,969	$43,732,733	$56,105,378	$354,135	$4,861,133	$4,146

Units outstanding	68,167	1,835,535	4,802,730	10,862	130,158	144

Unit value	$102.54	$23.83	$11.68	$32.60	$37.35	$28.93

Shares	650,835	43,732,733	56,105,378	33,283	459,031	455

Cost	$6,515,833	$43,732,733	$56,105,378	$385,402	$5,040,648	$4,125

See accompanying notes.

16 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Select Bond Trust Series I	Select Bond Trust Series NAV

Total Assets

Investments at fair value	$6,067,272	$6,816,082	$13,650,895	$6,488,458	$3,177,677	$1,700,365

Units outstanding	22,361	27,039	87,308	45,775	257,310	130,500

Unit value	$271.33	$252.08	$156.35	$141.75	$12.35	$13.03

Shares	296,543	335,933	549,332	250,134	275,362	147,473

Cost	$5,270,625	$6,353,338	$10,316,050	$4,086,587	$3,595,350	$1,940,019

See accompanying notes.

17 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV

Total Assets

Investments at fair value	$3,299,395	$6,265,787	$4,222,155	$10,951,544	$13,784,005	$5,472,664

Units outstanding	302,511	542,357	69,323	205,323	176,008	123,967

Unit value	$10.91	$11.55	$60.91	$53.34	$78.31	$44.15

Shares	289,929	550,596	299,232	775,057	495,115	198,717

Cost	$3,350,347	$6,244,630	$4,159,634	$10,880,580	$13,147,029	$5,395,652

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Small Cap Stock Trust Series I	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV

Total Assets

Investments at fair value	$1,008,421	$3,765,205	$385,004	$4,626,934	$1,786,531	$2,082,359

Units outstanding	18,493	54,126	9,558	37,523	27,447	43,770

Unit value	$54.53	$69.56	$40.28	$123.31	$65.09	$47.58

Shares	154,666	556,983	28,000	338,721	184,941	217,138

Cost	$1,042,571	$4,030,733	$394,139	$4,742,601	$2,017,061	$1,981,490

See accompanying notes.

19 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	TOPS Aggressive Growth ETF Portfolio - Class 2	TOPS Balanced ETF Portfolio - Class 2	TOPS Conservative ETF Portfolio - Class 2	TOPS Growth ETF Portfolio - Class 2

Total Assets

Investments at fair value	$1,578,719	$3,424,023	$400,766	$177,925	$7,844	$827,288

Units outstanding	49,921	137,742	18,389	11,556	546	39,178

Unit value	$31.62	$24.86	$21.79	$15.40	$14.37	$21.12

Shares	124,701	271,317	19,408	12,736	617	41,846

Cost	$1,605,782	$3,557,194	$347,396	$173,127	$7,843	$723,223

See accompanying notes.

20 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	TOPS Moderate Growth ETF Portfolio - Class 2	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series NAV

Total Assets

Investments at fair value	$191,279	$21,545,996	$7,779,563	$12,299,804	$1,979,760

Units outstanding	11,824	817,635	114,097	50,007	168,098

Unit value	$16.18	$26.35	$68.18	$245.96	$11.78

Shares	13,083	2,445,630	270,970	428,415	172,303

Cost	$187,043	$22,142,189	$6,852,413	$11,050,303	$1,911,272

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,449,088	$1,331,785	$15,256	$15,664	$124,455	$125,867

Expenses:

Mortality and expense risk and administrative charges	(157,740)	(133,644)	(1,742)	(1,834)	-	-

Net investment income (loss)	1,291,348	1,198,141	13,514	13,830	124,455	125,867

Realized gains (losses) on investments:

Capital gain distributions received	1,620,028	1,425,638	(3)	(2)	-	-

Net realized gain (loss)	10,744,213	4,843,654	(9,238)	(40,268)	(64,960)	(243,264)

Realized gains (losses)	12,364,241	6,269,292	(9,241)	(40,270)	(64,960)	(243,264)

Unrealized appreciation (depreciation) during the period	14,219,377	16,085,819	1,521	52,249	5,599	359,139

Net increase (decrease) in net assets from operations	27,874,966	23,553,252	5,794	25,809	65,094	241,742

Changes from principal transactions:

Purchase payments	833,028	946,486	192,296	164,525	76,650	119,696

Transfers between sub-accounts and the company	(212,436)	4,769,600	(33,891)	(45,962)	(467,424)	(155,580)

Transfers on general account policy loans	11,493	(413,832)	-	-	-	-

Withdrawals	(1,974,381)	(2,751,439)	(12,176)	304	(134,702)	(338,340)

Annual contract fee	(2,195,693)	(1,910,267)	(206,295)	(196,968)	(29,407)	(37,932)

Net increase (decrease) in net assets from principal transactions	(3,537,989)	640,548	(60,066)	(78,101)	(554,883)	(412,156)

Total increase (decrease) in net assets	24,336,977	24,193,800	(54,272)	(52,292)	(489,789)	(170,414)

Net assets at beginning of period	115,943,571	91,749,771	411,747	464,039	3,811,169	3,981,583

Net assets at end of period	$140,280,548	$115,943,571	$357,475	$411,747	$3,321,380	$3,811,169

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,263,908	1,275,311	17,438	20,800	45,233	50,315

Units issued	171,385	193,967	8,573	7,570	8,351	9,830

Units redeemed	(242,745)	(205,370)	(11,104)	(10,932)	(14,999)	(14,912)

Units, end of period	1,192,548	1,263,908	14,907	17,438	38,585	45,233

See accompanying notes.

22 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$274,932	$212,567	$41,455	$15,220	$410	$13,146

Expenses:

Mortality and expense risk and administrative charges	(51,375)	(43,324)	(3,760)	(2,667)	(16,932)	(12,980)

Net investment income (loss)	223,557	169,243	37,695	12,553	(16,522)	166

Realized gains (losses) on investments:

Capital gain distributions received	929,576	1,584,806	369,896	420,049	1,846,463	2,865,081

Net realized gain (loss)	(393,373)	(335,891)	(48,294)	(4,406)	(1,634,807)	(176,414)

Realized gains (losses)	536,203	1,248,915	321,602	415,643	211,656	2,688,667

Unrealized appreciation (depreciation) during the period	1,267,697	3,552	59,682	122,540	5,521,402	2,741,827

Net increase (decrease) in net assets from operations	2,027,457	1,421,710	418,979	550,736	5,716,536	5,430,660

Changes from principal transactions:

Purchase payments	246,501	275,209	51,422	78,675	183,630	224,388

Transfers between sub-accounts and the company	2,946,511	477,805	98,886	351,104	(3,030,198)	1,698,611

Transfers on general account policy loans	(9,137)	(4,349)	(5)	(5,523)	(50,268)	(20,302)

Withdrawals	(335,111)	(358,205)	(545,482)	(93,519)	(600,713)	(22,253)

Annual contract fee	(642,287)	(600,493)	(45,403)	(44,717)	(330,367)	(280,198)

Net increase (decrease) in net assets from principal transactions	2,206,477	(210,033)	(440,582)	286,020	(3,827,916)	1,600,246

Total increase (decrease) in net assets	4,233,934	1,211,677	(21,603)	836,756	1,888,620	7,030,906

Net assets at beginning of period	11,881,539	10,669,862	3,273,446	2,436,690	21,169,495	14,138,589

Net assets at end of period	$16,115,473	$11,881,539	$3,251,843	$3,273,446	$23,058,115	$21,169,495

	2024	2023	2024	2023	2024	2023

Units, beginning of period	449,080	458,690	95,858	86,948	285,505	262,152

Units issued	126,174	23,745	6,067	21,124	41,716	55,857

Units redeemed	(52,172)	(33,355)	(17,827)	(12,214)	(89,567)	(32,504)

Units, end of period	523,082	449,080	84,098	95,858	237,654	285,505

See accompanying notes.

23 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$97,181	$101,472	$58,480	$66,898	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(51,073)	(42,285)	(4,360)	(2,650)	(95,113)	(71,137)

Net investment income (loss)	46,108	59,187	54,120	64,248	(95,113)	(71,137)

Realized gains (losses) on investments:

Capital gain distributions received	806,865	1,028,867	7,679	971,557	1,975,457	-

Net realized gain (loss)	36,037	(267,251)	(247,062)	(203,454)	(834,815)	(1,610,855)

Realized gains (losses)	842,902	761,616	(239,383)	768,103	1,140,642	(1,610,855)

Unrealized appreciation (depreciation) during the period	1,427,252	1,347,711	362,263	85,011	5,657,559	8,341,474

Net increase (decrease) in net assets from operations	2,316,262	2,168,514	177,000	917,362	6,703,088	6,659,482

Changes from principal transactions:

Purchase payments	330,106	335,855	111,725	121,144	88,727	115,954

Transfers between sub-accounts and the company	286,054	(62,434)	390,684	169,427	(451,325)	151,143

Transfers on general account policy loans	(120,433)	(485,536)	(40,834)	(556)	(157)	(130)

Withdrawals	(179,029)	(492,538)	(85,559)	(48,512)	(308,883)	(115,562)

Annual contract fee	(577,737)	(570,009)	(200,504)	(188,285)	(552,801)	(453,843)

Net increase (decrease) in net assets from principal transactions	(261,039)	(1,274,662)	175,512	53,218	(1,224,439)	(302,438)

Total increase (decrease) in net assets	2,055,223	893,852	352,512	970,580	5,478,649	6,357,044

Net assets at beginning of period	10,474,379	9,580,527	6,879,613	5,909,033	19,568,840	13,211,796

Net assets at end of period	$12,529,602	$10,474,379	$7,232,125	$6,879,613	$25,047,489	$19,568,840

	2024	2023	2024	2023	2024	2023

Units, beginning of period	177,573	203,913	264,139	261,315	152,721	154,073

Units issued	14,347	5,020	32,419	24,282	17,184	24,949

Units redeemed	(18,707)	(31,360)	(33,980)	(21,458)	(25,295)	(26,301)

Units, end of period	173,213	177,573	262,578	264,139	144,610	152,721

See accompanying notes.

24 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	(25,758)	(17,332)	-	-

Net investment income (loss)	-	-	(25,758)	(17,332)	-	-

Realized gains (losses) on investments:

Capital gain distributions received	7,999,214	-	446,126	70,702	457,696	56,598

Net realized gain (loss)	(4,969,231)	(16,110,227)	(124,030)	(225,580)	154,839	(158,470)

Realized gains (losses)	3,029,983	(16,110,227)	322,096	(154,878)	612,535	(101,872)

Unrealized appreciation (depreciation) during the period	25,132,277	44,020,690	1,584,290	2,185,189	1,120,362	1,672,743

Net increase (decrease) in net assets from operations	28,162,260	27,910,463	1,880,628	2,012,979	1,732,897	1,570,871

Changes from principal transactions:

Purchase payments	370,322	532,893	33,031	23,615	71,325	62,425

Transfers between sub-accounts and the company	(15,255,570)	(13,599,552)	1,640,451	(463,080)	4,608,152	10,071

Transfers on general account policy loans	(790)	(509,315)	(4,488)	(254)	(3,276)	(64,444)

Withdrawals	(931,777)	(510,412)	(116,452)	(25,080)	(432,352)	(49,010)

Annual contract fee	(770,302)	(621,789)	(126,874)	(98,895)	(82,871)	(61,334)

Net increase (decrease) in net assets from principal transactions	(16,588,117)	(14,708,175)	1,425,668	(563,694)	4,160,978	(102,292)

Total increase (decrease) in net assets	11,574,143	13,202,288	3,306,296	1,449,285	5,893,875	1,468,579

Net assets at beginning of period	81,643,378	68,441,090	5,635,977	4,186,692	4,454,179	2,985,600

Net assets at end of period	$93,217,521	$81,643,378	$8,942,273	$5,635,977	$10,348,054	$4,454,179

	2024	2023	2024	2023	2024	2023

Units, beginning of period	226,515	284,045	72,260	81,786	53,350	54,697

Units issued	16,411	29,155	26,833	3,937	52,361	1,143

Units redeemed	(52,378)	(86,685)	(11,538)	(13,463)	(10,882)	(2,490)

Units, end of period	190,548	226,515	87,555	72,260	94,829	53,350

See accompanying notes.

25 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$10,196	$23,175	$43,365	$80,794	$280,375	$155,944

Expenses:

Mortality and expense risk and administrative charges	(6,298)	(6,536)	-	-	(22,684)	(17,815)

Net investment income (loss)	3,898	16,639	43,365	80,794	257,691	138,129

Realized gains (losses) on investments:

Capital gain distributions received	11,350	136,021	45,921	462,534	-	-

Net realized gain (loss)	(4,109)	(53,601)	(9,261)	(13,802)	(295,630)	(109,668)

Realized gains (losses)	7,241	82,420	36,660	448,732	(295,630)	(109,668)

Unrealized appreciation (depreciation) during the period	144,075	145,225	502,222	223,037	187,409	249,135

Net increase (decrease) in net assets from operations	155,214	244,284	582,247	752,563	149,470	277,596

Changes from principal transactions:

Purchase payments	37,765	37,768	32,011	53,198	46,421	30,118

Transfers between sub-accounts and the company	(247,295)	(432,004)	38,490	(59,946)	2,329,658	85,798

Transfers on general account policy loans	(4)	(12)	-	111,430	(112)	(156)

Withdrawals	33,735	(401)	(233,372)	(92,615)	(26,548)	(346,341)

Annual contract fee	(39,900)	(40,199)	(63,364)	(64,369)	(130,691)	(118,434)

Net increase (decrease) in net assets from principal transactions	(215,699)	(434,848)	(226,235)	(52,302)	2,218,728	(349,015)

Total increase (decrease) in net assets	(60,485)	(190,564)	356,012	700,261	2,368,198	(71,419)

Net assets at beginning of period	1,370,388	1,560,952	4,824,463	4,124,202	5,308,439	5,379,858

Net assets at end of period	$1,309,903	$1,370,388	$5,180,475	$4,824,463	$7,676,637	$5,308,439

	2024	2023	2024	2023	2024	2023

Units, beginning of period	35,706	47,367	116,034	117,358	250,252	267,235

Units issued	2,020	1,883	1,417	3,462	191,015	10,779

Units redeemed	(7,416)	(13,544)	(6,628)	(4,786)	(84,366)	(27,762)

Units, end of period	30,310	35,706	110,823	116,034	356,901	250,252

See accompanying notes.

26 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Disciplined Value Emerging Markets Value Trust Series I		Disciplined Value Emerging Markets Value Trust Series NAV

	2024	2023	2024 (a)	2023	2024 (b)	2023

Income:

Dividend distributions received	$1,357,667	$1,334,114	$28,264	$10,354	$174,427	$73,969

Expenses:

Mortality and expense risk and administrative charges	-	-	(1,977)	(1,859)	-	-

Net investment income (loss)	1,357,667	1,334,114	26,287	8,495	174,427	73,969

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(1,186,993)	(1,759,987)	(265)	(6,848)	60,599	(33,676)

Realized gains (losses)	(1,186,993)	(1,759,987)	(265)	(6,848)	60,599	(33,676)

Unrealized appreciation (depreciation) during the period	316,356	2,726,525	(44,265)	88,107	(277,043)	588,380

Net increase (decrease) in net assets from operations	487,030	2,300,652	(18,243)	89,754	(42,017)	628,673

Changes from principal transactions:

Purchase payments	62,387	104,501	1,006	1,240	99,393	135,349

Transfers between sub-accounts and the company	(499,872)	(4,670,199)	297	(38,892)	(705,901)	(30,554)

Transfers on general account policy loans	6,412	1,408	-	-	(2,164)	22,850

Withdrawals	(40,093)	(473,011)	5,666	(1,466)	(68,355)	(106,596)

Annual contract fee	(403,962)	(460,080)	(5,272)	(5,557)	(81,166)	(88,017)

Net increase (decrease) in net assets from principal transactions	(875,128)	(5,497,381)	1,697	(44,675)	(758,193)	(66,968)

Total increase (decrease) in net assets	(388,098)	(3,196,729)	(16,546)	45,079	(800,210)	561,705

Net assets at beginning of period	39,064,606	42,261,335	678,906	633,827	4,781,451	4,219,746

Net assets at end of period	$38,676,508	$39,064,606	$662,360	$678,906	$3,981,241	$4,781,451

	2024	2023	2024	2023	2024	2023

Units, beginning of period	2,143,144	2,454,980	35,492	38,038	295,503	300,299

Units issued	205,459	132,416	2,606	104	18,940	14,570

Units redeemed	(258,933)	(444,252)	(2,456)	(2,650)	(62,245)	(19,366)

Units, end of period	2,089,670	2,143,144	35,642	35,492	252,198	295,503

(a)	Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series I.

(b)	Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

See accompanying notes.

27 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV		Equity Income Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$10,280	$64,013	$16,798	$81,881	$92,223	$87,854

Expenses:

Mortality and expense risk and administrative charges	(10,848)	(11,310)	-	-	(22,177)	(20,064)

Net investment income (loss)	(568)	52,703	16,798	81,881	70,046	67,790

Realized gains (losses) on investments:

Capital gain distributions received	303,052	-	434,268	1	250,266	421,918

Net realized gain (loss)	126,263	81,646	97,454	75,225	(85,846)	(36,934)

Realized gains (losses)	429,315	81,646	531,722	75,226	164,420	384,984

Unrealized appreciation (depreciation) during the period	(425,858)	483,201	(584,519)	599,338	293,034	(69,235)

Net increase (decrease) in net assets from operations	2,889	617,550	(35,999)	756,445	527,500	383,539

Changes from principal transactions:

Purchase payments	78,605	70,801	21,900	33,073	343,103	324,034

Transfers between sub-accounts and the company	(373,152)	(110,784)	439,939	(13,271)	573,311	(165,074)

Transfers on general account policy loans	521	(294)	1,275	30,749	(547)	(1,103)

Withdrawals	(61,387)	(194,594)	(82,404)	(130,409)	(130,538)	(46,830)

Annual contract fee	(147,675)	(161,177)	(53,773)	(56,811)	(557,968)	(572,545)

Net increase (decrease) in net assets from principal transactions	(503,088)	(396,048)	326,937	(136,669)	227,361	(461,518)

Total increase (decrease) in net assets	(500,199)	221,502	290,938	619,776	754,861	(77,979)

Net assets at beginning of period	3,597,308	3,375,806	4,321,549	3,701,773	4,637,737	4,715,716

Net assets at end of period	$3,097,109	$3,597,308	$4,612,487	$4,321,549	$5,392,598	$4,637,737

	2024	2023	2024	2023	2024	2023

Units, beginning of period	105,878	119,345	180,514	185,626	59,100	65,746

Units issued	3,938	5,853	29,734	23,814	15,912	6,144

Units redeemed	(18,555)	(19,320)	(16,912)	(28,926)	(13,598)	(12,790)

Units, end of period	91,261	105,878	193,336	180,514	61,414	59,100

See accompanying notes.

28 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$865,096	$893,411	$7,514	$11,387	$4,257	$6,219

Expenses:

Mortality and expense risk and administrative charges	-	-	(4,097)	(3,587)	-	-

Net investment income (loss)	865,096	893,411	3,417	7,800	4,257	6,219

Realized gains (losses) on investments:

Capital gain distributions received	2,289,347	4,192,664	-	28,306	-	15,058

Net realized gain (loss)	(1,103,661)	(1,716,011)	(36,064)	(91,063)	(1,903)	(9,852)

Realized gains (losses)	1,185,686	2,476,653	(36,064)	(62,757)	(1,903)	5,206

Unrealized appreciation (depreciation) during the period	3,134,104	860,862	215,482	71,205	102,952	14,279

Net increase (decrease) in net assets from operations	5,184,886	4,230,926	182,835	16,248	105,306	25,704

Changes from principal transactions:

Purchase payments	123,026	160,889	80,298	72,046	5,992	14,186

Transfers between sub-accounts and the company	382,456	178,127	(12,054)	(50,392)	(47,607)	63,745

Transfers on general account policy loans	5,134	696	(3)	(3)	-	-

Withdrawals	(269,199)	(162,226)	(3,809)	2,040	(194)	(44,523)

Annual contract fee	(433,181)	(426,932)	(134,514)	(119,669)	(6,335)	(6,256)

Net increase (decrease) in net assets from principal transactions	(191,764)	(249,446)	(70,082)	(95,978)	(48,144)	27,152

Total increase (decrease) in net assets	4,993,122	3,981,480	112,753	(79,730)	57,162	52,856

Net assets at beginning of period	48,289,818	44,308,338	616,152	695,882	379,746	326,890

Net assets at end of period	$53,282,940	$48,289,818	$728,905	$616,152	$436,908	$379,746

	2024	2023	2024	2023	2024	2023

Units, beginning of period	530,533	533,126	16,356	19,322	7,311	6,621

Units issued	82,780	120,256	5,428	4,389	136	1,674

Units redeemed	(89,097)	(122,849)	(6,854)	(7,355)	(995)	(984)

Units, end of period	524,216	530,533	14,930	16,356	6,452	7,311

See accompanying notes.

29 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$20	$35	$5,565	$14,241	$16,826	$48,648

Expenses:

Mortality and expense risk and administrative charges	(98)	(61)	-	-	(19,055)	(16,780)

Net investment income (loss)	(78)	(26)	5,565	14,241	(2,229)	31,868

Realized gains (losses) on investments:

Capital gain distributions received	1,796	1,202	361,852	438,743	533,236	361,613

Net realized gain (loss)	232	82	136,404	40,127	188,047	166,682

Realized gains (losses)	2,028	1,284	498,256	478,870	721,283	528,295

Unrealized appreciation (depreciation) during the period	1,164	1,538	379,235	538,533	72,420	436,946

Net increase (decrease) in net assets from operations	3,114	2,796	883,056	1,031,644	791,474	997,109

Changes from principal transactions:

Purchase payments	440	386	105,433	144,188	225,641	196,428

Transfers between sub-accounts and the company	7,264	(293)	(111,165)	147,497	(184,043)	(295,257)

Transfers on general account policy loans	-	-	(983)	(148,999)	(6,419)	(1,557)

Withdrawals	-	1	(411,308)	(231,908)	(83,969)	(101,786)

Annual contract fee	(549)	(358)	(70,358)	(71,440)	(365,836)	(353,998)

Net increase (decrease) in net assets from principal transactions	7,155	(264)	(488,381)	(160,662)	(414,626)	(556,170)

Total increase (decrease) in net assets	10,269	2,532	394,675	870,982	376,848	440,939

Net assets at beginning of period	10,699	8,167	3,905,725	3,034,743	5,023,120	4,582,181

Net assets at end of period	$20,968	$10,699	$4,300,400	$3,905,725	$5,399,968	$5,023,120

	2024	2023	2024	2023	2024	2023

Units, beginning of period	114	117	61,971	65,215	79,797	89,640

Units issued	77	3	1,494	5,541	4,125	6,124

Units redeemed	(9)	(6)	(8,544)	(8,785)	(10,390)	(15,967)

Units, end of period	182	114	54,921	61,971	73,532	79,797

See accompanying notes.

30 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I		Global Equity Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$70,345	$167,998	$10,362	$7,817	$25,220	$14,615

Expenses:

Mortality and expense risk and administrative charges	-	-	(5,064)	(6,435)	-	-

Net investment income (loss)	70,345	167,998	5,298	1,382	25,220	14,615

Realized gains (losses) on investments:

Capital gain distributions received	1,971,405	1,197,570	44,274	34,965	103,986	61,939

Net realized gain (loss)	395,260	216,712	37,136	(37,618)	15,658	(451)

Realized gains (losses)	2,366,665	1,414,282	81,410	(2,653)	119,644	61,488

Unrealized appreciation (depreciation) during the period	404,050	1,805,753	6,552	206,114	53,376	243,777

Net increase (decrease) in net assets from operations	2,841,060	3,388,033	93,260	204,843	198,240	319,880

Changes from principal transactions:

Purchase payments	28,651	38,230	10,681	13,302	49,503	52,873

Transfers between sub-accounts and the company	2,271,724	(711,966)	(169,597)	(574,368)	21,912	(32,654)

Transfers on general account policy loans	(4,208)	(4,416)	(116)	(212)	199	2,778

Withdrawals	(1,595,958)	(321,059)	(10,589)	(49,162)	(42,597)	(55,335)

Annual contract fee	(160,941)	(127,309)	(54,422)	(73,687)	(41,905)	(41,866)

Net increase (decrease) in net assets from principal transactions	539,268	(1,126,520)	(224,043)	(684,127)	(12,888)	(74,204)

Total increase (decrease) in net assets	3,380,328	2,261,513	(130,783)	(479,284)	185,352	245,676

Net assets at beginning of period	17,180,247	14,918,734	953,612	1,432,896	1,881,741	1,636,065

Net assets at end of period	$20,560,575	$17,180,247	$822,829	$953,612	$2,067,093	$1,881,741

	2024	2023	2024	2023	2024	2023

Units, beginning of period	359,175	385,169	22,425	40,618	67,936	70,980

Units issued	139,909	43,799	1,716	2,489	2,525	2,162

Units redeemed	(131,750)	(69,793)	(6,559)	(20,682)	(2,942)	(5,206)

Units, end of period	367,334	359,175	17,582	22,425	67,519	67,936

See accompanying notes.

31 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$117,235	$42,862

Expenses:

Mortality and expense risk and administrative charges	(15,250)	(19,627)	-	-	(6,103)	(5,529)

Net investment income (loss)	(15,250)	(19,627)	-	-	111,132	37,333

Realized gains (losses) on investments:

Capital gain distributions received	200,118	291,483	258,201	414,374	-	-

Net realized gain (loss)	(191,543)	(328,041)	(353,098)	(327,872)	5,157	(67,586)

Realized gains (losses)	8,575	(36,558)	(94,897)	86,502	5,157	(67,586)

Unrealized appreciation (depreciation) during the period	228,500	261,242	340,498	117,171	18,540	227,676

Net increase (decrease) in net assets from operations	221,825	205,057	245,601	203,673	134,829	197,423

Changes from principal transactions:

Purchase payments	67,053	65,939	97,769	168,650	167,852	149,343

Transfers between sub-accounts and the company	(3,003,914)	(24,614)	(2,758,214)	(1,395,135)	(84,292)	70,036

Transfers on general account policy loans	(83)	(97)	8,629	(532,082)	(65)	(46)

Withdrawals	(308,541)	(485,763)	(225,265)	(213,094)	(8,914)	(11,534)

Annual contract fee	(149,128)	(161,415)	(89,795)	(121,203)	(222,828)	(211,714)

Net increase (decrease) in net assets from principal transactions	(3,394,613)	(605,950)	(2,966,876)	(2,092,864)	(148,247)	(3,915)

Total increase (decrease) in net assets	(3,172,788)	(400,893)	(2,721,275)	(1,889,191)	(13,418)	193,508

Net assets at beginning of period	5,627,425	6,028,318	6,372,109	8,261,300	1,665,421	1,471,913

Net assets at end of period	$2,454,637	$5,627,425	$3,650,834	$6,372,109	$1,652,003	$1,665,421

	2024	2023	2024	2023	2024	2023

Units, beginning of period	41,303	45,992	55,271	74,713	41,327	41,088

Units issued	1,667	2,327	2,478	6,710	4,839	12,941

Units redeemed	(25,012)	(7,016)	(26,660)	(26,152)	(8,430)	(12,702)

Units, end of period	17,958	41,303	31,089	55,271	37,736	41,327

See accompanying notes.

32 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$171,439	$59,761	$133,211	$175,189	$348,994	$580,367

Expenses:

Mortality and expense risk and administrative charges	-	-	(30,887)	(28,857)	-	-

Net investment income (loss)	171,439	59,761	102,324	146,332	348,994	580,367

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(8,278)	(13,107)	312,185	149,093	763,657	119,001

Realized gains (losses)	(8,278)	(13,107)	312,185	149,093	763,657	119,001

Unrealized appreciation (depreciation) during the period	44,327	212,684	(73,556)	769,913	(141,434)	2,905,546

Net increase (decrease) in net assets from operations	207,488	259,338	340,953	1,065,338	971,217	3,604,914

Changes from principal transactions:

Purchase payments	17,268	25,731	182,573	15,694	226,374	295,724

Transfers between sub-accounts and the company	20,458	36,345	196,923	(709,103)	(3,372,076)	(5,539,042)

Transfers on general account policy loans	-	-	1,436	(287)	(60,964)	(22,481)

Withdrawals	(17,378)	(7,266)	28,182	(403,807)	(308,485)	(181,920)

Annual contract fee	(35,874)	(36,870)	(210,728)	(170,612)	(253,393)	(298,774)

Net increase (decrease) in net assets from principal transactions	(15,526)	17,940	198,386	(1,268,115)	(3,768,544)	(5,746,493)

Total increase (decrease) in net assets	191,962	277,278	539,339	(202,777)	(2,797,327)	(2,141,579)

Net assets at beginning of period	2,265,086	1,987,808	7,523,148	7,725,925	24,696,382	26,837,961

Net assets at end of period	$2,457,048	$2,265,086	$8,062,487	$7,523,148	$21,899,055	$24,696,382

	2024	2023	2024	2023	2024	2023

Units, beginning of period	75,643	74,929	451,691	532,346	360,575	452,257

Units issued	2,091	3,397	114,305	6,460	74,448	36,593

Units redeemed	(2,599)	(2,683)	(103,159)	(87,115)	(130,230)	(128,275)

Units, end of period	75,135	75,643	462,837	451,691	304,793	360,575

See accompanying notes.

33 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		Investment Quality Bond Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$9,455	$6,402	$35,189	$23,135	$108,886	$35,531

Expenses:

Mortality and expense risk and administrative charges	(2,075)	(2,104)	-	-	(10,531)	(9,412)

Net investment income (loss)	7,380	4,298	35,189	23,135	98,355	26,119

Realized gains (losses) on investments:

Capital gain distributions received	2,588	7,028	9,486	24,840	3	2

Net realized gain (loss)	(22,772)	(9,876)	(4,503)	(23,740)	(67,625)	(82,928)

Realized gains (losses)	(20,184)	(2,848)	4,983	1,100	(67,622)	(82,926)

Unrealized appreciation (depreciation) during the period	25,941	43,840	(2,200)	123,933	15,271	191,278

Net increase (decrease) in net assets from operations	13,137	45,290	37,972	148,168	46,004	134,471

Changes from principal transactions:

Purchase payments	9,353	6,195	8,824	11,633	39,548	50,264

Transfers between sub-accounts and the company	(89,948)	(23,570)	15,300	(31,120)	624,890	293,324

Transfers on general account policy loans	(67)	(73)	1,272	-	(653)	(1,843)

Withdrawals	(328)	(94,107)	(7,888)	(35,078)	(206,580)	(85,154)

Annual contract fee	(22,538)	(22,041)	(27,354)	(26,885)	(94,931)	(104,660)

Net increase (decrease) in net assets from principal transactions	(103,528)	(133,596)	(9,846)	(81,450)	362,274	151,931

Total increase (decrease) in net assets	(90,391)	(88,306)	28,126	66,718	408,278	286,402

Net assets at beginning of period	337,823	426,129	1,202,882	1,136,164	2,634,306	2,347,904

Net assets at end of period	$247,432	$337,823	$1,231,008	$1,202,882	$3,042,584	$2,634,306

	2024	2023	2024	2023	2024	2023

Units, beginning of period	15,978	22,765	51,968	55,756	75,600	72,003

Units issued	2,804	1,073	1,463	639	22,124	12,878

Units redeemed	(7,354)	(7,860)	(1,852)	(4,427)	(12,230)	(9,281)

Units, end of period	11,428	15,978	51,579	51,968	85,494	75,600

See accompanying notes.

34 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$55,098	$16,509	$36,946	$476	$1,623	$8,141

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	55,098	16,509	36,946	476	1,623	8,141

Realized gains (losses) on investments:

Capital gain distributions received	-	-	653	1,758	90	12,285

Net realized gain (loss)	(21,764)	(50,766)	20,784	(79)	(41,599)	(3,668)

Realized gains (losses)	(21,764)	(50,766)	21,437	1,679	(41,509)	8,617

Unrealized appreciation (depreciation) during the period	8,446	96,602	(40,811)	257	39,036	7,820

Net increase (decrease) in net assets from operations	41,780	62,345	17,572	2,412	(850)	24,578

Changes from principal transactions:

Purchase payments	25,073	36,375	1,350	1,771	3,346	21,417

Transfers between sub-accounts and the company	455,403	298,657	1,513,856	1,562	267	561

Transfers on general account policy loans	5,253	30,724	-	-	-	-

Withdrawals	(59,148)	(88,528)	6	(1)	(235,783)	(55)

Annual contract fee	(17,778)	(18,587)	(6,926)	(347)	(10,558)	(18,356)

Net increase (decrease) in net assets from principal transactions	408,803	258,641	1,508,286	2,985	(242,728)	3,567

Total increase (decrease) in net assets	450,583	320,986	1,525,858	5,397	(243,578)	28,145

Net assets at beginning of period	1,109,063	788,077	21,179	15,782	294,444	266,299

Net assets at end of period	$1,559,646	$1,109,063	$1,547,037	$21,179	$50,866	$294,444

	2024	2023	2024	2023	2024	2023

Units, beginning of period	60,103	45,513	1,236	1,047	21,152	20,886

Units issued	60,484	33,317	178,739	205	242	1,620

Units redeemed	(37,765)	(18,727)	(96,909)	(16)	(17,897)	(1,354)

Units, end of period	82,822	60,103	83,066	1,236	3,497	21,152

See accompanying notes.

35 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$29,731	$12,468	$94,520	$76,071	$2,276	$1,893

Expenses:

Mortality and expense risk and administrative charges	(5,133)	(2,983)	-	-	-	-

Net investment income (loss)	24,598	9,485	94,520	76,071	2,276	1,893

Realized gains (losses) on investments:

Capital gain distributions received	53,676	75,746	161,163	428,843	1,571	5,850

Net realized gain (loss)	(18,073)	(40,798)	(10,992)	(16,117)	(595)	(652)

Realized gains (losses)	35,603	34,948	150,171	412,726	976	5,198

Unrealized appreciation (depreciation) during the period	35,743	61,403	201,238	3,598	2,332	1,557

Net increase (decrease) in net assets from operations	95,944	105,836	445,929	492,395	5,584	8,648

Changes from principal transactions:

Purchase payments	1,755	1,038	34,111	30,303	-	-

Transfers between sub-accounts and the company	681,365	(215,347)	22,224	900,773	162	149

Transfers on general account policy loans	-	-	4,660	549	-	-

Withdrawals	(4,289)	(244)	(304)	(1,224)	-	2

Annual contract fee	(33,148)	(10,864)	(76,322)	(62,534)	(2,406)	(2,482)

Net increase (decrease) in net assets from principal transactions	645,683	(225,417)	(15,631)	867,867	(2,244)	(2,331)

Total increase (decrease) in net assets	741,627	(119,581)	430,298	1,360,262	3,340	6,317

Net assets at beginning of period	659,426	779,007	3,929,355	2,569,093	78,524	72,207

Net assets at end of period	$1,401,053	$659,426	$4,359,653	$3,929,355	$81,864	$78,524

	2024	2023	2024	2023	2024	2023

Units, beginning of period	39,588	54,424	200,637	153,438	4,907	5,063

Units issued	46,794	1,434	2,437	52,311	-	1

Units redeemed	(10,085)	(16,270)	(3,200)	(5,112)	(135)	(157)

Units, end of period	76,297	39,588	199,874	200,637	4,772	4,907

See accompanying notes.

36 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		Managed Volatility Balanced Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$12,580	$1,695	$26,319	$24,335	$58,012	$55,080

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	(13,878)	(13,154)

Net investment income (loss)	12,580	1,695	26,319	24,335	44,134	41,926

Realized gains (losses) on investments:

Capital gain distributions received	41,320	24,989	-	-	9,271	193,869

Net realized gain (loss)	115	(1,233)	(8)	(4,631)	(63,081)	(80,989)

Realized gains (losses)	41,435	23,756	(8)	(4,631)	(53,810)	112,880

Unrealized appreciation (depreciation) during the period	(7,142)	42,043	8,543	101,366	215,551	83,952

Net increase (decrease) in net assets from operations	46,873	67,494	34,854	121,070	205,875	238,758

Changes from principal transactions:

Purchase payments	-	-	-	-	116,684	71,990

Transfers between sub-accounts and the company	180,451	69,674	15,675	(36,428)	(98,890)	123,726

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	(1)	-	1	(1)	(94,844)	(316)

Annual contract fee	(7,407)	(5,222)	(12,328)	(12,401)	(221,000)	(162,688)

Net increase (decrease) in net assets from principal transactions	173,043	64,452	3,348	(48,830)	(298,050)	32,712

Total increase (decrease) in net assets	219,916	131,946	38,202	72,240	(92,175)	271,470

Net assets at beginning of period	417,313	285,367	852,181	779,941	2,398,986	2,127,516

Net assets at end of period	$637,229	$417,313	$890,383	$852,181	$2,306,811	$2,398,986

	2024	2023	2024	2023	2024	2023

Units, beginning of period	2,350	1,986	18,813	19,974	58,768	58,142

Units issued	948	443	609	-	5,686	8,327

Units redeemed	(34)	(79)	(514)	(1,161)	(12,425)	(7,701)

Units, end of period	3,264	2,350	18,908	18,813	52,029	58,768

See accompanying notes.

37 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$416,937	$359,584	$22,389	$19,116	$314,871	$333,265

Expenses:

Mortality and expense risk and administrative charges	-	-	(3,350)	(4,442)	-	-

Net investment income (loss)	416,937	359,584	19,039	14,674	314,871	333,265

Realized gains (losses) on investments:

Capital gain distributions received	64,746	1,208,872	-	13,340	-	223,017

Net realized gain (loss)	(163,312)	(385,379)	(25,028)	(57,891)	(532,667)	(172,992)

Realized gains (losses)	(98,566)	823,493	(25,028)	(44,551)	(532,667)	50,025

Unrealized appreciation (depreciation) during the period	1,098,247	519,912	19,431	69,771	526,163	201,671

Net increase (decrease) in net assets from operations	1,416,618	1,702,989	13,442	39,894	308,367	584,961

Changes from principal transactions:

Purchase payments	123,230	175,756	8,211	13,248	655,149	1,229,447

Transfers between sub-accounts and the company	7,000	(357,430)	71,823	(270,918)	(786,838)	(698,615)

Transfers on general account policy loans	112,874	176,048	-	-	(6)	184,731

Withdrawals	(399,056)	(780,506)	(33)	123	(1,589,330)	(491,369)

Annual contract fee	(318,742)	(352,335)	(46,073)	(61,214)	(268,495)	(384,363)

Net increase (decrease) in net assets from principal transactions	(474,694)	(1,138,467)	33,928	(318,761)	(1,989,520)	(160,169)

Total increase (decrease) in net assets	941,924	564,522	47,370	(278,867)	(1,681,153)	424,792

Net assets at beginning of period	15,436,059	14,871,537	644,224	923,091	11,158,252	10,733,460

Net assets at end of period	$16,377,983	$15,436,059	$691,594	$644,224	$9,477,099	$11,158,252

	2024	2023	2024	2023	2024	2023

Units, beginning of period	627,112	676,669	18,364	27,670	562,873	571,223

Units issued	10,841	11,725	5,636	2,353	32,905	66,022

Units redeemed	(29,594)	(61,282)	(4,811)	(11,659)	(134,501)	(74,372)

Units, end of period	608,359	627,112	19,189	18,364	461,277	562,873

See accompanying notes.

38 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$41,541	$54,173	$436,819	$403,891	$27,629	$23,357

Expenses:

Mortality and expense risk and administrative charges	(14,902)	(15,389)	-	-	(5,345)	(5,716)

Net investment income (loss)	26,639	38,784	436,819	403,891	22,284	17,641

Realized gains (losses) on investments:

Capital gain distributions received	12,405	319,626	124,769	2,354,381	-	64,762

Net realized gain (loss)	(149,132)	(43,048)	(334,924)	(1,309,131)	(30,177)	(69,601)

Realized gains (losses)	(136,727)	276,578	(210,155)	1,045,250	(30,177)	(4,839)

Unrealized appreciation (depreciation) during the period	385,767	8,861	2,196,732	1,281,659	68,416	85,600

Net increase (decrease) in net assets from operations	275,679	324,223	2,423,396	2,730,800	60,523	98,402

Changes from principal transactions:

Purchase payments	133,410	132,219	550,220	866,097	168,032	148,192

Transfers between sub-accounts and the company	(774,077)	198,066	(680,887)	(2,245,970)	88,690	(132,555)

Transfers on general account policy loans	-	(669)	(575,955)	(171,407)	-	-

Withdrawals	(166,738)	(1,288)	(853,225)	(2,360,919)	(14,015)	1,729

Annual contract fee	(269,326)	(277,648)	(455,880)	(521,424)	(246,650)	(238,151)

Net increase (decrease) in net assets from principal transactions	(1,076,731)	50,680	(2,015,727)	(4,433,623)	(3,943)	(220,785)

Total increase (decrease) in net assets	(801,052)	374,903	407,669	(1,702,823)	56,580	(122,383)

Net assets at beginning of period	2,845,540	2,470,637	20,709,000	22,411,823	938,306	1,060,689

Net assets at end of period	$2,044,488	$2,845,540	$21,116,669	$20,709,000	$994,886	$938,306

	2024	2023	2024	2023	2024	2023

Units, beginning of period	72,470	71,154	812,676	1,000,947	22,777	28,393

Units issued	5,114	10,242	29,443	39,562	8,022	5,430

Units redeemed	(30,844)	(8,926)	(102,011)	(227,833)	(8,260)	(11,046)

Units, end of period	46,740	72,470	740,108	812,676	22,539	22,777

See accompanying notes.

39 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$72,518	$59,160	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	(12,963)	(14,225)	-	-

Net investment income (loss)	72,518	59,160	(12,963)	(14,225)	-	-

Realized gains (losses) on investments:

Capital gain distributions received	-	152,895	-	-	(1)	-

Net realized gain (loss)	(61,840)	(50,927)	(806,530)	(512,853)	(2,855,943)	(5,290,011)

Realized gains (losses)	(61,840)	101,968	(806,530)	(512,853)	(2,855,944)	(5,290,011)

Unrealized appreciation (depreciation) during the period	181,590	73,762	1,597,809	1,233,335	5,622,275	7,395,587

Net increase (decrease) in net assets from operations	192,268	234,890	778,316	706,257	2,766,331	2,105,576

Changes from principal transactions:

Purchase payments	33,596	43,483	23,092	24,750	59,857	79,614

Transfers between sub-accounts and the company	98,104	(35,176)	(1,706,575)	72,474	(2,746,955)	(667,058)

Transfers on general account policy loans	(3)	38,962	(4,948)	(238)	27,229	157,997

Withdrawals	(21,877)	(139,507)	(35,430)	(316,915)	(392,455)	(292,702)

Annual contract fee	(60,722)	(72,210)	(89,820)	(102,156)	(153,921)	(156,029)

Net increase (decrease) in net assets from principal transactions	49,098	(164,448)	(1,813,681)	(322,085)	(3,206,245)	(878,178)

Total increase (decrease) in net assets	241,366	70,442	(1,035,365)	384,172	(439,914)	1,227,398

Net assets at beginning of period	2,351,559	2,281,117	4,425,567	4,041,395	12,861,178	11,633,780

Net assets at end of period	$2,592,925	$2,351,559	$3,390,202	$4,425,567	$12,421,264	$12,861,178

	2024	2023	2024	2023	2024	2023

Units, beginning of period	98,571	105,941	60,834	65,730	74,084	79,661

Units issued	19,574	2,761	976	3,290	9,279	13,740

Units redeemed	(17,592)	(10,131)	(24,340)	(8,186)	(26,187)	(19,317)

Units, end of period	100,553	98,571	37,470	60,834	57,176	74,084

See accompanying notes.

40 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV		Mid Value Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$87,839	$87,106	$185,293	$156,601	$14,511	$36,457

Expenses:

Mortality and expense risk and administrative charges	(40,255)	(38,164)	-	-	(11,836)	(9,576)

Net investment income (loss)	47,584	48,942	185,293	156,601	2,675	26,881

Realized gains (losses) on investments:

Capital gain distributions received	286,825	414,050	581,834	714,598	214,402	451,489

Net realized gain (loss)	44,047	(171,994)	322,461	(103,559)	23,361	(13,661)

Realized gains (losses)	330,872	242,056	904,295	611,039	237,763	437,828

Unrealized appreciation (depreciation) during the period	676,734	860,320	990,713	1,347,363	334,992	89,965

Net increase (decrease) in net assets from operations	1,055,190	1,151,318	2,080,301	2,115,003	575,430	554,674

Changes from principal transactions:

Purchase payments	495,950	444,319	120,024	146,316	43,354	41,874

Transfers between sub-accounts and the company	(1,126,127)	(359,926)	61,202	1,939,358	199,360	(338,808)

Transfers on general account policy loans	(443)	(529)	2,410	(11,839)	(270)	(21)

Withdrawals	(318,742)	(105,403)	(639,584)	(110,054)	13,552	(33,430)

Annual contract fee	(710,839)	(669,680)	(248,351)	(239,299)	(76,935)	(64,311)

Net increase (decrease) in net assets from principal transactions	(1,660,201)	(691,219)	(704,299)	1,724,482	179,061	(394,696)

Total increase (decrease) in net assets	(605,011)	460,099	1,376,002	3,839,485	754,491	159,978

Net assets at beginning of period	8,747,477	8,287,378	16,251,980	12,412,495	3,477,196	3,317,218

Net assets at end of period	$8,142,466	$8,747,477	$17,627,982	$16,251,980	$4,231,687	$3,477,196

	2024	2023	2024	2023	2024	2023

Units, beginning of period	109,179	119,330	275,670	244,238	63,491	71,597

Units issued	13,817	16,762	42,234	45,687	8,535	1,885

Units redeemed	(33,041)	(26,913)	(54,393)	(14,255)	(5,173)	(9,991)

Units, end of period	89,955	109,179	263,511	275,670	66,853	63,491

See accompanying notes.

41 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series I		Money Market Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$26,848	$96,822	$1,959,211	$1,517,263	$2,840,316	$2,203,537

Expenses:

Mortality and expense risk and administrative charges	-	-	(141,973)	(114,603)	-	-

Net investment income (loss)	26,848	96,822	1,817,238	1,402,660	2,840,316	2,203,537

Realized gains (losses) on investments:

Capital gain distributions received	354,562	1,153,925	-	-	1	(1)

Net realized gain (loss)	(103,315)	302,608	-	-	-	-

Realized gains (losses)	251,247	1,456,533	-	-	1	(1)

Unrealized appreciation (depreciation) during the period	743,515	(168,361)	-	-	-	-

Net increase (decrease) in net assets from operations	1,021,610	1,384,994	1,817,238	1,402,660	2,840,317	2,203,536

Changes from principal transactions:

Purchase payments	88,678	117,230	197,499	187,258	1,038,976	1,359,817

Transfers between sub-accounts and the company	(994,662)	(2,719,081)	4,313,302	8,961,698	10,060,630	9,524,027

Transfers on general account policy loans	612	26,269	(27)	(38)	71,518	(156,629)

Withdrawals	(110,652)	(41,669)	750,919	(34,696)	(954,734)	(11,053,867)

Annual contract fee	(98,908)	(118,135)	(874,355)	(782,331)	(851,559)	(766,854)

Net increase (decrease) in net assets from principal transactions	(1,114,932)	(2,735,386)	4,387,338	8,331,891	9,364,831	(1,093,506)

Total increase (decrease) in net assets	(93,322)	(1,350,392)	6,204,576	9,734,551	12,205,148	1,110,030

Net assets at beginning of period	7,083,291	8,433,683	37,528,157	27,793,606	43,900,230	42,790,200

Net assets at end of period	$6,989,969	$7,083,291	$43,732,733	$37,528,157	$56,105,378	$43,900,230

	2024	2023	2024	2023	2024	2023

Units, beginning of period	80,390	113,576	1,650,488	1,279,685	3,946,107	4,031,790

Units issued	19,507	6,098	346,759	448,198	3,337,589	1,830,214

Units redeemed	(31,730)	(39,284)	(161,712)	(77,395)	(2,480,966)	(1,915,897)

Units, end of period	68,167	80,390	1,835,535	1,650,488	4,802,730	3,946,107

See accompanying notes.

42 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV		PIMCO All Asset

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$11,623	$9,436	$160,104	$180,472	$194,287	$120,426

Expenses:

Mortality and expense risk and administrative charges	(1,630)	(1,607)	-	-	(2,770)	(5,641)

Net investment income (loss)	9,993	7,829	160,104	180,472	191,517	114,785

Realized gains (losses) on investments:

Capital gain distributions received	-	-	(1)	-	(2)	-

Net realized gain (loss)	(905)	(22,306)	(657,170)	(206,804)	(629,017)	(215,114)

Realized gains (losses)	(905)	(22,306)	(657,171)	(206,804)	(629,019)	(215,114)

Unrealized appreciation (depreciation) during the period	(12,713)	43,628	507,249	561,167	610,715	496,898

Net increase (decrease) in net assets from operations	(3,625)	29,151	10,182	534,835	173,213	396,569

Changes from principal transactions:

Purchase payments	49,468	42,993	28,656	51,168	2,374	18,318

Transfers between sub-accounts and the company	(27,699)	(23,873)	(1,825,173)	(368,665)	(4,748,292)	(1,391,536)

Transfers on general account policy loans	(44)	(42)	2,544	14,033	2	-

Withdrawals	9,828	(893)	(42,307)	(20,785)	(64,417)	(55)

Annual contract fee	(62,761)	(61,828)	(77,211)	(85,204)	(80,118)	(133,667)

Net increase (decrease) in net assets from principal transactions	(31,208)	(43,643)	(1,913,491)	(409,453)	(4,890,451)	(1,506,940)

Total increase (decrease) in net assets	(34,833)	(14,492)	(1,903,309)	125,382	(4,717,238)	(1,110,371)

Net assets at beginning of period	388,968	403,460	6,764,442	6,639,060	4,721,402	5,831,773

Net assets at end of period	$354,135	$388,968	$4,861,133	$6,764,442	$4,164	$4,721,402

	2024	2023	2024	2023	2024	2023

Units, beginning of period	11,894	13,320	180,629	191,843	197,671	265,050

Units issued	3,330	2,627	50,085	25,927	1,274	5,461

Units redeemed	(4,362)	(4,053)	(100,556)	(37,141)	(198,801)	(72,840)

Units, end of period	10,862	11,894	130,158	180,629	144	197,671

See accompanying notes.

43 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Science & Technology Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$127,212	$147,911	$140,774	$177,475	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(36,410)	(36,575)	-	-	(44,521)	(36,308)

Net investment income (loss)	90,802	111,336	140,774	177,475	(44,521)	(36,308)

Realized gains (losses) on investments:

Capital gain distributions received	-	117,645	-	138,339	-	-

Net realized gain (loss)	180,059	184,307	(839,074)	(72,487)	187,497	(1,094,324)

Realized gains (losses)	180,059	301,952	(839,074)	65,852	187,497	(1,094,324)

Unrealized appreciation (depreciation) during the period	279,883	407,340	1,283,735	777,513	4,186,451	5,655,933

Net increase (decrease) in net assets from operations	550,744	820,628	585,435	1,020,840	4,329,427	4,525,301

Changes from principal transactions:

Purchase payments	97,101	98,631	52,091	100,893	102,242	112,227

Transfers between sub-accounts and the company	(1,174,875)	(147,321)	(1,906,057)	(583,222)	(3,270,564)	490,775

Transfers on general account policy loans	(340)	(2,733)	15,174	34,703	(93)	(333)

Withdrawals	(194,052)	(392,111)	(134,768)	(376,222)	(100,041)	(514,893)

Annual contract fee	(311,264)	(326,672)	(99,784)	(113,774)	(307,448)	(280,869)

Net increase (decrease) in net assets from principal transactions	(1,583,430)	(770,206)	(2,073,344)	(937,622)	(3,575,904)	(193,093)

Total increase (decrease) in net assets	(1,032,686)	50,422	(1,487,909)	83,218	753,523	4,332,208

Net assets at beginning of period	7,099,958	7,049,536	8,303,991	8,220,773	12,897,372	8,565,164

Net assets at end of period	$6,067,272	$7,099,958	$6,816,082	$8,303,991	$13,650,895	$12,897,372

	2024	2023	2024	2023	2024	2023

Units, beginning of period	28,481	31,761	36,496	40,850	113,073	115,549

Units issued	852	810	10,033	5,129	1,969	12,858

Units redeemed	(6,972)	(4,090)	(19,490)	(9,483)	(27,734)	(15,334)

Units, end of period	22,361	28,481	27,039	36,496	87,308	113,073

See accompanying notes.

44 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series NAV		Select Bond Trust Series I		Select Bond Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$114,673	$103,902	$61,739	$51,871

Expenses:

Mortality and expense risk and administrative charges	-	-	(11,607)	(11,510)	-	-

Net investment income (loss)	-	-	103,066	92,392	61,739	51,871

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	3,052,205	(4,939,145)	(128,833)	(68,935)	(16,845)	(15,577)

Realized gains (losses)	3,052,205	(4,939,145)	(128,833)	(68,935)	(16,845)	(15,577)

Unrealized appreciation (depreciation) during the period	806,520	10,166,012	63,738	157,852	(15,094)	56,497

Net increase (decrease) in net assets from operations	3,858,725	5,226,867	37,971	181,309	29,800	92,791

Changes from principal transactions:

Purchase payments	192,930	261,930	12,505	16,710	74,398	117,413

Transfers between sub-accounts and the company	(12,945,147)	2,211,597	(139,237)	73,720	2,482	46,948

Transfers on general account policy loans	(282)	(65,798)	(19,009)	(25)	8,905	44,109

Withdrawals	(556,159)	(750,912)	(15,486)	(17,164)	(2,487)	(50,336)

Annual contract fee	(183,009)	(213,333)	(79,984)	(85,809)	(49,252)	(49,356)

Net increase (decrease) in net assets from principal transactions	(13,491,667)	1,443,484	(241,211)	(12,568)	34,046	108,778

Total increase (decrease) in net assets	(9,632,942)	6,670,351	(203,240)	168,741	63,846	201,569

Net assets at beginning of period	16,121,400	9,451,049	3,380,917	3,212,176	1,636,519	1,434,950

Net assets at end of period	$6,488,458	$16,121,400	$3,177,677	$3,380,917	$1,700,365	$1,636,519

	2024	2023	2024	2023	2024	2023

Units, beginning of period	156,924	142,347	277,975	279,350	127,963	119,105

Units issued	24,708	56,965	29,807	28,808	10,655	16,344

Units redeemed	(135,857)	(42,388)	(50,472)	(30,183)	(8,118)	(7,486)

Units, end of period	45,775	156,924	257,310	277,975	130,500	127,963

See accompanying notes.

45 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$23,574	$49,535	$24,023	$60,803	$18,645	$33,413

Expenses:

Mortality and expense risk and administrative charges	(10,414)	(11,564)	-	-	(12,598)	(14,970)

Net investment income (loss)	13,160	37,971	24,023	60,803	6,047	18,443

Realized gains (losses) on investments:

Capital gain distributions received	-	-	1	-	91,816	39,074

Net realized gain (loss)	(44,334)	(50,579)	(10,309)	(168,491)	(27,856)	(453,306)

Realized gains (losses)	(44,334)	(50,579)	(10,308)	(168,491)	63,960	(414,232)

Unrealized appreciation (depreciation) during the period	95,208	115,320	29,856	254,351	274,200	823,480

Net increase (decrease) in net assets from operations	64,034	102,712	43,571	146,663	344,207	427,691

Changes from principal transactions:

Purchase payments	106,733	104,999	1,569	14,349	6,028	9,508

Transfers between sub-accounts and the company	(359,569)	309,680	1,978,289	1,074,121	1,078,819	(1,625,227)

Transfers on general account policy loans	(3)	(3)	-	-	(27)	(26)

Withdrawals	583,351	(14,246)	21,813	(358,476)	(25,930)	(12,345)

Annual contract fee	(196,876)	(212,661)	(51,518)	(53,487)	(62,229)	(56,410)

Net increase (decrease) in net assets from principal transactions	133,636	187,769	1,950,153	676,507	996,661	(1,684,500)

Total increase (decrease) in net assets	197,670	290,481	1,993,724	823,170	1,340,868	(1,256,809)

Net assets at beginning of period	3,101,725	2,811,244	4,272,063	3,448,893	2,881,287	4,138,096

Net assets at end of period	$3,299,395	$3,101,725	$6,265,787	$4,272,063	$4,222,155	$2,881,287

	2024	2023	2024	2023	2024	2023

Units, beginning of period	293,409	276,572	380,142	318,780	52,558	88,298

Units issued	73,725	56,366	581,126	269,732	22,305	5,837

Units redeemed	(64,623)	(39,529)	(418,911)	(208,370)	(5,540)	(41,577)

Units, end of period	302,511	293,409	542,357	380,142	69,323	52,558

See accompanying notes.

46 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$50,825	$87,888	$75,077	$47,927	$32,983	$16,599

Expenses:

Mortality and expense risk and administrative charges	-	-	(82,248)	(74,342)	-	-

Net investment income (loss)	50,825	87,888	(7,171)	(26,415)	32,983	16,599

Realized gains (losses) on investments:

Capital gain distributions received	229,719	99,126	792,111	1,053,833	323,044	328,333

Net realized gain (loss)	(129,291)	(192,498)	(52,556)	(124,660)	(53,207)	(87,258)

Realized gains (losses)	100,428	(93,372)	739,555	929,173	269,837	241,075

Unrealized appreciation (depreciation) during the period	773,949	1,034,719	320,384	1,068,902	166,671	400,299

Net increase (decrease) in net assets from operations	925,202	1,029,235	1,052,768	1,971,660	469,491	657,973

Changes from principal transactions:

Purchase payments	93,691	126,517	411,256	272,475	25,498	23,634

Transfers between sub-accounts and the company	3,039,233	(603,478)	506,576	(13,084)	1,073,549	(220,013)

Transfers on general account policy loans	1,995	23,316	(5,731)	(10,543)	10,487	(39,673)

Withdrawals	(283,549)	(84,165)	(409,801)	(330,229)	(42,142)	(85,876)

Annual contract fee	(118,995)	(114,339)	(797,857)	(821,695)	(37,776)	(29,455)

Net increase (decrease) in net assets from principal transactions	2,732,375	(652,149)	(295,557)	(903,076)	1,029,616	(351,383)

Total increase (decrease) in net assets	3,657,577	377,086	757,211	1,068,584	1,499,107	306,590

Net assets at beginning of period	7,293,967	6,916,881	13,026,794	11,958,210	3,973,557	3,666,967

Net assets at end of period	$10,951,544	$7,293,967	$13,784,005	$13,026,794	$5,472,664	$3,973,557

	2024	2023	2024	2023	2024	2023

Units, beginning of period	151,611	167,527	180,091	193,927	97,789	106,599

Units issued	92,459	11,376	12,595	1,062	64,234	17,317

Units redeemed	(38,747)	(27,292)	(16,678)	(14,898)	(38,056)	(26,127)

Units, end of period	205,323	151,611	176,008	180,091	123,967	97,789

See accompanying notes.

47 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$2,738	$1,654

Expenses:

Mortality and expense risk and administrative charges	(4,237)	(3,626)	-	-	(1,951)	(1,984)

Net investment income (loss)	(4,237)	(3,626)	-	-	787	(330)

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	(1)	21,211	37,535

Net realized gain (loss)	(153,183)	(142,169)	(775,160)	(442,725)	(2,389)	(65,414)

Realized gains (losses)	(153,183)	(142,169)	(775,160)	(442,726)	18,822	(27,879)

Unrealized appreciation (depreciation) during the period	254,282	254,571	1,192,404	913,287	1,574	66,274

Net increase (decrease) in net assets from operations	96,862	108,776	417,244	470,561	21,183	38,065

Changes from principal transactions:

Purchase payments	18,830	23,475	44,046	59,333	19,866	21,516

Transfers between sub-accounts and the company	115,647	40,329	320,202	(361,076)	(19,071)	(67,806)

Transfers on general account policy loans	(247)	(732)	(126,654)	49,204	-	-

Withdrawals	(3,185)	(294)	(85,738)	(228,113)	(2,524)	(330)

Annual contract fee	(43,711)	(41,015)	(63,716)	(63,311)	(20,328)	(23,074)

Net increase (decrease) in net assets from principal transactions	87,334	21,763	88,140	(543,963)	(22,057)	(69,694)

Total increase (decrease) in net assets	184,196	130,539	505,384	(73,402)	(874)	(31,629)

Net assets at beginning of period	824,225	693,686	3,259,821	3,333,223	385,878	417,507

Net assets at end of period	$1,008,421	$824,225	$3,765,205	$3,259,821	$385,004	$385,878

	2024	2023	2024	2023	2024	2023

Units, beginning of period	16,942	16,458	52,274	62,170	10,081	12,373

Units issued	5,911	3,563	18,924	2,438	1,190	2,779

Units redeemed	(4,360)	(3,079)	(17,072)	(12,334)	(1,713)	(5,071)

Units, end of period	18,493	16,942	54,126	52,274	9,558	10,081

See accompanying notes.

48 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$34,585	$19,994	$9,568	$4,165	$10,501	$4,931

Expenses:

Mortality and expense risk and administrative charges	-	-	(5,071)	(4,468)	-	-

Net investment income (loss)	34,585	19,994	4,497	(303)	10,501	4,931

Realized gains (losses) on investments:

Capital gain distributions received	252,714	406,433	67,300	110,993	68,725	112,700

Net realized gain (loss)	(237,418)	145,657	(59,003)	(23,033)	(308)	(29,598)

Realized gains (losses)	15,296	552,090	8,297	87,960	68,417	83,102

Unrealized appreciation (depreciation) during the period	211,551	92,019	150,218	105,536	73,067	109,073

Net increase (decrease) in net assets from operations	261,432	664,103	163,012	193,193	151,985	197,106

Changes from principal transactions:

Purchase payments	35,621	53,721	28,278	27,189	31,273	53,090

Transfers between sub-accounts and the company	(400,307)	(807,658)	(25,719)	4,603	332,839	13,688

Transfers on general account policy loans	89	624	(3)	(3)	(65,956)	-

Withdrawals	(59,765)	(89,750)	(11,068)	(10,992)	(31,867)	(55,004)

Annual contract fee	(62,017)	(63,565)	(41,775)	(41,699)	(34,975)	(35,621)

Net increase (decrease) in net assets from principal transactions	(486,379)	(906,628)	(50,287)	(20,902)	231,314	(23,847)

Total increase (decrease) in net assets	(224,947)	(242,525)	112,725	172,291	383,299	173,259

Net assets at beginning of period	4,851,881	5,094,406	1,673,806	1,501,515	1,699,060	1,525,801

Net assets at end of period	$4,626,934	$4,851,881	$1,786,531	$1,673,806	$2,082,359	$1,699,060

	2024	2023	2024	2023	2024	2023

Units, beginning of period	41,713	49,962	28,230	28,665	39,398	40,165

Units issued	15,991	2,714	570	571	9,623	4,220

Units redeemed	(20,181)	(10,963)	(1,353)	(1,006)	(5,251)	(4,987)

Units, end of period	37,523	41,713	27,447	28,230	43,770	39,398

See accompanying notes.

49 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		TOPS Aggressive Growth ETF Portfolio - Class 2

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$47,965	$30,507	$95,117	$119,924	$4,690	$4,361

Expenses:

Mortality and expense risk and administrative charges	(3,527)	(2,287)	-	-	-	-

Net investment income (loss)	44,438	28,220	95,117	119,924	4,690	4,361

Realized gains (losses) on investments:

Capital gain distributions received	-	-	1	-	3,248	2,035

Net realized gain (loss)	(13,447)	(13,784)	(40,544)	(27,900)	5,870	(1,205)

Realized gains (losses)	(13,447)	(13,784)	(40,543)	(27,900)	9,118	830

Unrealized appreciation (depreciation) during the period	7,191	43,667	86,222	150,849	33,094	36,296

Net increase (decrease) in net assets from operations	38,182	58,103	140,796	242,873	46,902	41,487

Changes from principal transactions:

Purchase payments	20,786	19,864	87,958	133,669	2,031	1,269

Transfers between sub-accounts and the company	714,544	311,538	(41,488)	(18,374)	(55,148)	249,660

Transfers on general account policy loans	-	-	(12,887)	(92,023)	-	-

Withdrawals	(202,727)	(46,693)	(153,293)	(102,993)	(1,474)	-

Annual contract fee	(28,060)	(33,641)	(64,151)	(67,729)	(7,023)	(2,995)

Net increase (decrease) in net assets from principal transactions	504,543	251,068	(183,861)	(147,450)	(61,614)	247,934

Total increase (decrease) in net assets	542,725	309,171	(43,065)	95,423	(14,712)	289,421

Net assets at beginning of period	1,035,994	726,823	3,467,088	3,371,665	415,478	126,057

Net assets at end of period	$1,578,719	$1,035,994	$3,424,023	$3,467,088	$400,766	$415,478

	2024	2023	2024	2023	2024	2023

Units, beginning of period	33,717	25,600	143,882	150,460	21,350	7,603

Units issued	32,306	12,488	57,258	9,108	216	15,330

Units redeemed	(16,102)	(4,371)	(63,398)	(15,686)	(3,177)	(1,583)

Units, end of period	49,921	33,717	137,742	143,882	18,389	21,350

See accompanying notes.

50 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	TOPS Balanced ETF Portfolio - Class 2		TOPS Conservative ETF Portfolio - Class 2		TOPS Growth ETF Portfolio - Class 2

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$3,543	$374	$37	$53	$10,849	$9,098

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,543	374	37	53	10,849	9,098

Realized gains (losses) on investments:

Capital gain distributions received	813	271	11	65	1,549	7,401

Net realized gain (loss)	356	(3)	(22)	(42)	1,585	(5,837)

Realized gains (losses)	1,169	268	(11)	23	3,134	1,564

Unrealized appreciation (depreciation) during the period	4,339	457	74	146	67,564	51,614

Net increase (decrease) in net assets from operations	9,051	1,099	100	222	81,547	62,276

Changes from principal transactions:

Purchase payments	20,877	1,269	-	-	-	-

Transfers between sub-accounts and the company	131,471	19,813	(627)	(498)	(2,389)	585,642

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	130	-	6,308	2	208	-

Annual contract fee	(5,535)	(250)	(11)	(15)	(12,396)	(6,263)

Net increase (decrease) in net assets from principal transactions	146,943	20,832	5,670	(511)	(14,577)	579,379

Total increase (decrease) in net assets	155,994	21,931	5,770	(289)	66,970	641,655

Net assets at beginning of period	21,931	-	2,074	2,363	760,318	118,663

Net assets at end of period	$177,925	$21,931	$7,844	$2,074	$827,288	$760,318

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,522	-	153	190	39,890	7,227

Units issued	10,396	1,541	439	11	10	38,493

Units redeemed	(362)	(19)	(46)	(48)	(722)	(5,830)

Units, end of period	11,556	1,522	546	153	39,178	39,890

See accompanying notes.

51 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	TOPS Moderate Growth ETF Portfolio - Class 2		Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,665	$1,404	$754,302	$439,473	$37,180	$43,890

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	(19,482)	(12,346)

Net investment income (loss)	1,665	1,404	754,302	439,473	17,698	31,544

Realized gains (losses) on investments:

Capital gain distributions received	1,277	1,045	-	-	304,877	236,087

Net realized gain (loss)	198	(4,354)	(1,953,660)	(804,522)	124,550	(4,662)

Realized gains (losses)	1,475	(3,309)	(1,953,660)	(804,522)	429,427	231,425

Unrealized appreciation (depreciation) during the period	2,604	14,888	1,660,847	1,271,523	887,140	686,460

Net increase (decrease) in net assets from operations	5,744	12,983	461,489	906,474	1,334,265	949,429

Changes from principal transactions:

Purchase payments	-	-	88,541	100,011	10,757	13,599

Transfers between sub-accounts and the company	101,382	(6,936)	4,883,128	(2,170,886)	2,323,294	(762,121)

Transfers on general account policy loans	-	-	7,633	(6,512)	(52)	(154)

Withdrawals	(168)	(51,318)	(201,307)	(37,306)	(57,580)	(126,704)

Annual contract fee	(2,254)	(2,573)	(197,254)	(153,457)	(55,324)	(41,068)

Net increase (decrease) in net assets from principal transactions	98,960	(60,827)	4,580,741	(2,268,150)	2,221,095	(916,448)

Total increase (decrease) in net assets	104,704	(47,844)	5,042,230	(1,361,676)	3,555,360	32,981

Net assets at beginning of period	86,575	134,419	16,503,766	17,865,442	4,224,203	4,191,222

Net assets at end of period	$191,279	$86,575	$21,545,996	$16,503,766	$7,779,563	$4,224,203

	2024	2023	2024	2023	2024	2023

Units, beginning of period	5,825	10,262	633,422	721,939	76,261	94,692

Units issued	6,223	125	541,253	50,207	74,103	1,423

Units redeemed	(224)	(4,562)	(357,040)	(138,724)	(36,267)	(19,854)

Units, end of period	11,824	5,825	817,635	633,422	114,097	76,261

See accompanying notes.

52 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series NAV

	2024	2023	2024	2023

Income:

Dividend distributions received	$63,234	$65,148	$27,181	$111,144

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-

Net investment income (loss)	63,234	65,148	27,181	111,144

Realized gains (losses) on investments:

Capital gain distributions received	478,943	336,739	-	-

Net realized gain (loss)	229,712	1,675	101,318	(660)

Realized gains (losses)	708,655	338,414	101,318	(660)

Unrealized appreciation (depreciation) during the period	1,315,441	881,338	23,871	75,044

Net increase (decrease) in net assets from operations	2,087,330	1,284,900	152,370	185,528

Changes from principal transactions:

Purchase payments	217,497	316,800	17,477	18,849

Transfers between sub-accounts and the company	4,153,005	328,414	(2,053,943)	2,010,982

Transfers on general account policy loans	4,740	(18,696)	-	27,967

Withdrawals	(394,636)	(516,682)	(1)	(42,236)

Annual contract fee	(145,130)	(105,773)	(47,361)	(69,278)

Net increase (decrease) in net assets from principal transactions	3,835,476	4,063	(2,083,828)	1,946,284

Total increase (decrease) in net assets	5,922,806	1,288,963	(1,931,458)	2,131,812

Net assets at beginning of period	6,376,998	5,088,035	3,911,218	1,779,406

Net assets at end of period	$12,299,804	$6,376,998	$1,979,760	$3,911,218

	2024	2023	2024	2023

Units, beginning of period	32,027	32,091	348,686	166,164

Units issued	33,489	4,494	35,979	303,878

Units redeemed	(15,509)	(4,558)	(216,567)	(121,356)

Units, end of period	50,007	32,027	168,098	348,686

See accompanying notes.

53 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

1. Organization

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 87 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 8 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. Th e Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Emerging Markets Value Trust Series I	Disciplined Value Emerging Markets Value Trust Series I	05/30/2024
Emerging Markets Value Trust Series NAV	Disciplined Value Emerging Markets Value Trust Series NAV	05/30/2024

54 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2024.

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2024, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

55 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2024. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, a s of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Mutual Funds

Affiliated	$913,227,031	-	-	913,227,031

NonAffiliated	$3,136,878	-	-	3,136,878

Total	$916,363,909	-	-	916,363,909

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2024.

57 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2024 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$22,260,286	$22,886,898
Active Bond Trust Series I	216,310	262,864
Active Bond Trust Series NAV	838,520	1,268,950
American Asset Allocation Trust Series I	4,908,366	1,548,755
American Global Growth Trust Series I	653,454	686,448
American Growth Trust Series I	5,279,280	7,277,254
American Growth-Income Trust Series I	1,812,358	1,220,426
American International Trust Series I	1,264,375	1,027,065
Blue Chip Growth Trust Series I	4,614,853	3,958,947
Blue Chip Growth Trust Series NAV	15,339,005	23,927,908
Capital Appreciation Trust Series I	2,923,428	1,077,391
Capital Appreciation Trust Series NAV	5,665,208	1,046,535
Capital Appreciation Value Trust Series I	105,209	305,661
Capital Appreciation Value Trust Series NAV	153,246	290,194
Core Bond Trust Series I	4,322,998	1,846,580
Core Bond Trust Series NAV	5,200,003	4,717,465
Disciplined Value Emerging Markets Value Trust Series I	76,361	48,376
Disciplined Value Emerging Markets Value Trust Series NAV	475,096	1,058,862
Disciplined Value International Trust Series I	446,565	647,165
Disciplined Value International Trust Series NAV	1,205,080	427,078
Equity Income Trust Series I	1,725,151	1,177,478
Equity Income Trust Series NAV	11,571,956	8,609,278
Financial Industries Trust Series I	231,545	298,210
Financial Industries Trust Series NAV	11,988	55,875
Fundamental All Cap Core Trust Series I	9,870	996
Fundamental All Cap Core Trust Series NAV	472,301	593,265
Fundamental Large Cap Value Trust Series I	833,153	716,772
Fundamental Large Cap Value Trust Series NAV	9,550,307	6,969,290
Global Equity Trust Series I	130,945	305,416
Global Equity Trust Series NAV	205,821	89,500
Health Sciences Trust Series I	437,715	3,647,462
Health Sciences Trust Series NAV	560,132	3,268,807
High Yield Trust Series I	312,645	349,760
High Yield Trust Series NAV	235,965	80,051
International Equity Index Series I	2,164,479	1,863,768
International Equity Index Series NAV	5,776,890	9,196,440
International Small Company Trust Series I	72,047	165,607
International Small Company Trust Series NAV	79,543	44,713
Investment Quality Bond Trust Series I	903,848	443,219
Investment Quality Bond Trust Series NAV	1,172,429	708,528
Lifestyle Balanced Portfolio Series NAV	3,384,191	1,838,308
Lifestyle Conservative Portfolio Series NAV	5,064	246,078
Lifestyle Growth Portfolio Series I	910,404	186,447
Lifestyle Growth Portfolio Series NAV	307,479	67,428
Lifestyle Moderate Portfolio Series NAV	3,847	2,244
M Capital Appreciation	233,274	6,331
M International Equity	54,016	24,350

58 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments  (continued):

Sub-Account	Purchases	Sales
Managed Volatility Balanced Portfolio Series I	$312,424	$557,069
Managed Volatility Balanced Portfolio Series NAV	762,254	755,267
Managed Volatility Conservative Portfolio Series I	228,924	175,956
Managed Volatility Conservative Portfolio Series NAV	977,373	2,652,022
Managed Volatility Growth Portfolio Series I	269,421	1,307,109
Managed Volatility Growth Portfolio Series NAV	1,379,486	2,833,627
Managed Volatility Moderate Portfolio Series I	383,275	364,934
Managed Volatility Moderate Portfolio Series NAV	568,949	447,334
Mid Cap Growth Trust Series I	70,963	1,897,606
Mid Cap Growth Trust Series NAV	1,749,443	4,955,688
Mid Cap Index Trust Series I	1,582,564	2,908,355
Mid Cap Index Trust Series NAV	3,524,971	3,462,143
Mid Value Trust Series I	717,864	321,726
Mid Value Trust Series NAV	2,267,681	3,001,203
Money Market Trust Series I	10,053,315	3,848,737
Money Market Trust Series NAV	40,406,880	28,201,733
Opportunistic Fixed Income Trust Series I	117,447	138,664
Opportunistic Fixed Income Trust Series NAV	2,017,405	3,770,793
PIMCO All Asset	230,918	4,930,286
Real Estate Securities Trust Series I	338,090	1,830,718
Real Estate Securities Trust Series NAV	2,500,752	4,433,322
Science & Technology Trust Series I	236,617	3,857,042
Science & Technology Trust Series NAV	2,857,462	16,349,130
Select Bond Trust Series I	483,845	621,990
Select Bond Trust Series NAV	200,560	104,777
Short Term Government Income Trust Series I	828,453	681,657
Short Term Government Income Trust Series NAV	6,690,188	4,716,012
Small Cap Index Trust Series I	1,432,249	337,723
Small Cap Index Trust Series NAV	4,953,038	1,940,120
Small Cap Opportunities Trust Series I	1,838,784	1,349,399
Small Cap Opportunities Trust Series NAV	3,015,729	1,630,086
Small Cap Stock Trust Series I	311,659	228,563
Small Cap Stock Trust Series NAV	1,282,298	1,194,158
Small Cap Value Trust Series I	68,388	68,447
Small Cap Value Trust Series NAV	2,174,485	2,373,565
Small Company Value Trust Series I	107,319	85,809
Small Company Value Trust Series NAV	539,097	228,559
Strategic Income Opportunities Trust Series I	1,053,722	504,742
Strategic Income Opportunities Trust Series NAV	1,482,225	1,570,971
TOPS Aggressive Growth ETF Portfolio - Class 2	12,626	66,300
TOPS Balanced ETF Portfolio - Class 2	156,786	5,488
TOPS Conservative ETF Portfolio - Class 2	6,357	638
TOPS Growth ETF Portfolio - Class 2	12,603	14,781
TOPS Moderate Growth ETF Portfolio - Class 2	105,407	3,507
Total Bond Market Series Trust NAV	14,736,674	9,401,632
Total Stock Market Index Trust Series I	4,889,894	2,346,226
Total Stock Market Index Trust Series NAV	7,947,269	3,569,615
Ultra Short Term Bond Trust Series NAV	445,585	2,502,231

59 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2024	1,193	$ 142.61 to $ 77.67	$140,281	0.70 % to 0.00%	1.12%	24.67 % to 23.79%
	2023	1,264	114.39 to 62.74	115,944	0.70 to 0.00	1.33	25.95 to 25.08
	2022	1,275	90.82 to 50.16	91,750	0.70 to 0.00	1.28	-18.31 to -18.88
	2021	1,324	111.18 to 61.84	117,114	0.70 to 0.00	1.39	28.36 to 27.46
	2020	1,437	86.62 to 48.51	95,867	0.70 to 0.00	1.83	18.14 to 17.31

Active Bond Trust Series I(*)	2024	15	25.30 to 23.16	357	0.65 to 0.20	4.04	2.05 to 1.58
	2023	17	24.79 to 22.80	412	0.65 to 0.20	3.84	6.22 to 5.74
	2022	21	23.34 to 21.56	464	0.65 to 0.20	3.76	-14.01 to -14.40
	2021	21	27.15 to 25.19	551	0.65 to 0.20	3.21	-0.76 to -1.21
	2020	25	27.35 to 25.49	646	0.65 to 0.20	2.77	8.59 to 8.09

Active Bond Trust Series NAV(*)	2024	39	86.08 to 86.08	3,321	0.00 to 0.00	3.68	2.16 to 2.16
	2023	45	84.26 to 84.26	3,811	0.00 to 0.00	3.40	6.48 to 6.48
	2022	50	79.13 to 79.13	3,982	0.00 to 0.00	6.46	-13.78 to -13.78
	2021	20	91.78 to 91.78	1,790	0.00 to 0.00	3.53	-0.42 to -0.42
	2020	15	92.17 to 92.17	1,363	0.00 to 0.0	02.97	8.73 to 8.73

American Asset Allocation Trust Series I(*)	2024	523	32.64 to 29.04	16,115	0.70 to 0.0	01.92	16.02 to 15.20
	2023	449	28.13 to 25.21	11,882	0.70 to 0.00	1.90	13.89 to 13.10
	2022	459	24.70 to 22.29	10,670	0.70 to 0.00	2.33	-13.76 to -14.35
	2021	491	28.64 to 26.02	13,292	0.70 to 0.00	1.58	14.71 to 13.91
	2020	532	24.97 to 22.85	12,616	0.70 to 0.00	1.44	12.02 to 11.24

American Global Growth Trust Series I(*)	2024	84	39.19 to 35.75	3,252	0.65 to 0.00	1.18	13.19 to 12.46
	2023	96	34.62 to 31.79	3,273	0.65 to 0.00	0.56	22.12 to 21.34
	2022	87	28.35 to 26.20	2,437	0.65 to 0.00	0.54	-25.05 to -25.53
	2021	80	37.83 to 35.18	3,011	0.65 to 0.00	0.00	16.00 to 15.25
	2020	78	32.61 to 30.53	2,520	0.65 to 0.00	0.07	29.96 to 29.11

American Growth Trust Series I(*)	2024	238	123.89 to 94.62	23,058	0.65 to 0.00	0.00	31.09 to 30.24
	2023	286	95.12 to 72.18	21,169	0.65 to 0.00	0.08	37.99 to 37.10
	2022	262	69.38 to 52.31	14,139	0.65 to 0.00	1.42	-30.20 to -30.65
	2021	274	100.05 to 74.94	21,314	0.65 to 0.00	0.39	21.55 to 20.76
	2020	303	82.85 to 61.65	19,328	0.65 to 0.00	0.08	51.52 to 50.54

American Growth-Income Trust Series I(*)	2024	173	78.21 to 60.90	12,530	0.70 to 0.00	0.85	23.71 to 22.85
	2023	178	63.66 to 49.23	10,474	0.70 to 0.0	01.05	25.68 to 24.81
	2022	204	51.01 to 39.17	9,581	0.70 to 0.00	2.18	-16.78 to -17.36
	2021	216	61.72 to 47.07	12,301	0.70 to 0.00	0.73	23.61 to 22.75
	2020	239	50.28 to 38.08	11,160	0.70 to 0.00	1.32	13.11 to 12.32

American International Trust Series I(*)	2024	263	39.96 to 26.10	7,232	0.65 to 0.00	0.78	2.79 to 2.11
	2023	264	39.13 to 25.39	6,880	0.65 to 0.00	1.02	15.39 to 14.64
	2022	261	34.13 to 22.01	5,909	0.65 to 0.00	2.17	-21.11 to -21.62
	2021	268	43.55 to 27.89	7,695	0.65 to 0.00	2.01	-1.81 to -2.44
	2020	254	44.64 to 28.41	7,437	0.65 to 0.00	0.35	13.56 to 12.82

Blue Chip Growth Trust Series I(*)	2024	145	185.67 to 164.67	25,047	0.70 to 0.20	0.00	35.38 to 34.70
	2023	153	137.15 to 122.25	19,569	0.70 to 0.20	0.00	49.26 to 48.52
	2022	154	91.89 to 82.31	13,212	0.70 to 0.20	0.00	-38.21 to -38.52
	2021	153	148.71 to 133.88	21,294	0.70 to 0.20	0.00	16.63 to 16.05
	2020	123	127.50 to 115.37	14,630	0.70 to 0.20	0.00	34.03 to 33.36

Blue Chip Growth Trust Series NAV(*)	2024	191	489.20 to 489.20	93,218	0.00 to 0.00	0.00	35.73 to 35.73
	2023	227	360.42 to 360.42	81,643	0.00 to 0.00	0.00	49.59 to 49.59
	2022	284	240.95 to 240.95	68,441	0.00 to 0.00	0.00	-38.05 to -38.05
	2021	263	388.92 to 388.92	102,382	0.00 to 0.00	0.00	16.92 to 16.92
	2020	272	332.65 to 332.65	90,642	0.00 to 0.00	0.00	34.40 to 34.40

Capital Appreciation Trust Series I(*)	2024	88	105.47 to 93.70	8,942	0.70 to 0.20	0.00	30.55 to 29.89
	2023	72	80.79 to 72.14	5,636	0.70 to 0.20	0.00	52.54 to 51.79
	2022	82	52.96 to 47.53	4,187	0.70 to 0.20	0.00	-37.82 to -38.13
	2021	92	85.18 to 76.82	7,540	0.70 to 0.20	0.00	15.51 to 14.94
	2020	141	73.74 to 66.84	10,094	0.70 to 0.20	0.00	55.73 to 54.95

Capital Appreciation Trust Series NAV(*)	2024	95	109.11 to 109.11	10,348	0.00 to 0.00	0.00	30.71 to 30.71
	2023	53	83.48 to 83.48	4,454	0.00 to 0.00	0.00	52.95 to 52.95
	2022	55	54.58 to 54.58	2,986	0.00 to 0.00	0.00	-37.59 to -37.59
	2021	56	87.45 to 87.45	4,898	0.00 to 0.00	0.00	15.76 to 15.76
	2020	53	75.55 to 75.55	4,010	0.00 to 0.00	0.00	56.29 to 56.29

Capital Appreciation Value Trust Series I(*)	2024	30	44.89 to 41.64	1,310	0.65 to 0.20	0.75	12.10 to 11.59
	2023	36	40.05 to 37.32	1,370	0.65 to 0.20	1.50	17.95 to 17.42
	2022	47	33.95 to 31.78	1,561	0.65 to 0.20	0.95	-12.04 to -12.43
	2021	44	38.60 to 36.29	1,662	0.65 to 0.20	0.78	17.89 to 17.36
	2020	41	32.74 to 30.92	1,298	0.65 to 0.20	1.05	17.17 to 16.64

60 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Capital Appreciation Value Trust Series NAV(*)	2024	111	$ 46.74 to $ 46.74	$5,180	0.00 % to 0.00%	0.86%	12.43 % to 12.43%
	2023	116	41.58 to 41.58	4,824	0.00 to 0.00	1.80	18.32 to 18.32
	2022	117	35.14 to 35.14	4,124	0.00 to 0.00	1.02	-11.87 to -11.87
	2021	114	39.87 to 39.87	4,532	0.00 to 0.00	0.83	18.16 to 18.16
	2020	110	33.74 to 33.74	3,721	0.00 to 0.00	1.16	17.41 to 17.41

Core Bond Trust Series I(*)	2024	357	22.05 to 20.19	7,677	0.65 to 0.20	4.08	1.28 to 0.82
	2023	250	21.77 to 20.03	5,308	0.65 to 0.20	2.92	5.59 to 5.12
	2022	267	20.62 to 19.05	5,380	0.65 to 0.20	2.13	-13.85 to -14.23
	2021	339	23.93 to 22.21	7,952	0.65 to 0.20	1.80	-2.16 to -2.59
	2020	388	24.46 to 22.80	9,294	0.65 to 0.20	2.34	8.42 to 7.92

Core Bond Trust Series NAV(*)	2024	2,090	18.51 to 18.51	38,677	0.00 to 0.00	3.60	1.54 to 1.54
	2023	2,143	18.23 to 18.23	39,065	0.00 to 0.00	3.16	5.89 to 5.89
	2022	2,455	17.21 to 17.21	42,261	0.00 to 0.00	2.26	-13.62 to -13.62
	2021	2,602	19.93 to 19.93	51,854	0.00 to 0.00	1.84	-1.98 to -1.98
	2020	2,584	20.33 to 20.33	52,533	0.00 to 0.00	2.70	8.79 to 8.79

Disciplined Value Emerging Markets Value Trust Series I(*)	2024 (e)	36	18.89 to 17.45	662	0.65 to 0.20	4.13	-2.67 to -3.11
	2023	35	19.41 to 18.01	679	0.65 to 0.20	1.59	14.96 to 14.45
	2022	38	16.89 to 15.73	634	0.65 to 0.20	3.54	-11.85 to -12.24
	2021	45	19.16 to 17.93	854	0.65 to 0.20	2.30	10.96 to 10.46
	2020	55	17.26 to 16.23	940	0.65 to 0.20	2.41	3.35 to 2.88

Disciplined Value Emerging Markets Value Trust Series NAV(*)	2024 (f)	252	15.79 to 15.79	3,981	0.00 to 0.00	3.82	-2.44 to -2.44
	2023	296	16.18 to 16.18	4,781	0.00 to 0.00	1.66	15.16 to 15.16
	2022	300	14.05 to 14.05	4,220	0.00 to 0.00	3.75	-11.64 to -11.64
	2021	331	15.90 to 15.90	5,264	0.00 to 0.00	2.36	11.25 to 11.25
	2020	333	14.29 to 14.29	4,754	0.00 to 0.00	2.50	3.72 to 3.72

Disciplined Value International Trust Series I(*)	2024	91	34.71 to 30.78	3,108	0.70 to 0.20	0.29	-0.58 to -1.08
	2023	106	34.92 to 31.12	3,597	0.70 to 0.20	1.85	19.72 to 19.13
	2022	119	29.16 to 26.12	3,376	0.70 to 0.20	3.53	-4.96 to -5.43
	2021	139	30.68 to 27.62	4,135	0.70 to 0.20	2.56	12.83 to 12.27
	2020	175	27.19 to 24.60	4,593	0.70 to 0.20	2.25	3.07 to 2.55
	.	.	.	.		.	.
Disciplined Value International Trust Series NAV(*)	2024	193	23.86 to 23.86	4,612	0.00 to 0.00	0.37	-0.35 to -0.35
	2023	181	23.94 to 23.94	4,322	0.00 to 0.00	1.94	20.05 to 20.05
	2022	186	19.94 to 19.94	3,702	0.00 to 0.00	3.76	-4.75 to -4.75
	2021	182	20.94 to 20.94	3,804	0.00 to 0.00	2.76	13.15 to 13.15
	2020	183	18.50 to 18.50	3,393	0.00 to 0.00	1.90	3.27 to 3.27
	.	.	.	.		.	.
Equity Income Trust Series I(*)	2024	61	93.50 to 82.92	5,393	0.70 to 0.20	1.77	11.45 to 10.89
	2023	59	83.89 to 74.78	4,638	0.70 to 0.20	1.94	9.17 to 8.63
	2022	66	76.84 to 68.84	4,716	0.70 to 0.20	1.74	-3.60 to -4.08
	2021	88	79.71 to 71.76	6,603	0.70 to 0.20	1.97	25.17 to 24.54
	2020	116	63.69 to 57.62	7,053	0.70 to 0.20	2.96	0.81 to 0.31

Equity Income Trust Series NAV(*)	2024	524	101.64 to 101.64	53,283	0.00 to 0.00	1.74	11.67 to 11.67
	2023	531	91.02 to 91.02	48,290	0.00 to 0.00	1.86	9.52 to 9.52
	2022	533	83.11 to 83.11	44,308	0.00 to 0.00	1.96	-3.38 to -3.38
	2021	450	86.02 to 86.02	38,709	0.00 to 0.00	2.78	25.49 to 25.49
	2020	271	68.54 to 68.54	18,554	0.00 to 0.00	1.83	1.01 to 1.01

Financial Industries Trust Series I(*)	2024	15	53.37 to 47.98	729	0.65 to 0.20	1.08	29.97 to 29.38
	2023	16	41.06 to 37.09	616	0.65 to 0.20	1.84	5.01 to 4.54
	2022	19	39.10 to 35.48	696	0.65 to 0.20	2.13	-13.84 to -14.23
	2021	21	45.38 to 41.36	901	0.65 to 0.20	0.92	29.45 to 28.86
	2020	20	35.06 to 32.10	639	0.65 to 0.20	1.31	1.97 to 1.51

Financial Industries Trust Series NAV(*)	2024	6	67.71 to 67.71	437	0.00 to 0.00	1.08	30.36 to 30.36
	2023	7	51.94 to 51.94	380	0.00 to 0.00	1.96	5.20 to 5.20
	2022	7	49.37 to 49.37	327	0.00 to 0.00	2.42	-13.61 to -13.61
	2021	7	57.15 to 57.15	406	0.00 to 0.00	0.94	29.70 to 29.70
	2020	7	44.06 to 44.06	288	0.00 to 0.00	1.59	2.31 to 2.31

Fundamental All Cap Core Trust Series I(*)	2024	0	125.61 to 113.95	21	0.65 to 0.20	0.13	23.91 to 23.35
	2023	0	101.37 to 92.38	11	0.65 to 0.20	0.37	35.14 to 34.53
	2022	0	75.02 to 68.67	8	0.65 to 0.20	0.19	-24.44 to -24.78
	2021	0	99.28 to 91.29	15	0.65 to 0.20	0.11	30.37 to 29.78
	2020	2	76.15 to 70.34	135	0.65 to 0.20	0.27	26.62 to 26.05
							.
Fundamental All Cap Core Trust Series NAV(*)	2024	55	78.30 to 78.30	4,300	0.00 to 0.00	0.14	24.24 to 24.24
	2023	62	63.02 to 63.02	3,906	0.00 to 0.00	0.42	35.44 to 35.44
	2022	65	46.53 to 46.53	3,035	0.00 to 0.00	0.28	-24.26 to -24.26
	2021	66	61.44 to 61.44	4,069	0.00 to 0.00	0.16	30.68 to 30.68
	2020	65	47.02 to 47.02	3,033	0.00 to 0.00	0.39	26.97 to 26.97

61 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Fundamental Large Cap Value Trust Series I(*)	2024	74	$ 75.89 to $ 68.45	$5,400	0.70 % to 0.20%	0.32%	16.75 % to 16.16%
	2023	80	65.01 to 58.93	5,023	0.70 to 0.20	1.04	23.21 to 22.60
	2022	90	52.76 to 48.07	4,582	0.70 to 0.20	1.12	-8.14 to -8.60
	2021	74	57.44 to 52.59	4,064	0.70 to 0.20	0.74	29.70 to 29.06
	2020	86	44.28 to 40.75	3,674	0.70 to 0.20	1.08	11.74 to 11.18

Fundamental Large Cap Value Trust Series NAV(*)	2024	367	55.97 to 55.97	20,561	0.00 to 0.00	0.37	17.02 to 17.02
	2023	359	47.83 to 47.83	17,180	0.00 to 0.00	1.08	23.49 to 23.49
	2022	385	38.73 to 38.73	14,919	0.00 to 0.00	1.64	-7.86 to -7.86
	2021	239	42.04 to 42.04	10,057	0.00 to 0.00	0.85	30.00 to 30.00
	2020	227	32.34 to 32.34	7,351	0.00 to 0.00	1.03	12.01 to 12.01

Global Equity Trust Series I(*)	2024	18	52.43 to 46.49	823	0.70 to 0.20	1.10	10.25 to 9.70
	2023	22	47.55 to 42.38	954	0.70 to 0.20	0.67	19.86 to 19.26
	2022	41	39.67 to 35.53	1,433	0.70 to 0.20	2.97	-15.01 to -15.43
	2021	29	46.68 to 42.02	1,226	0.70 to 0.20	0.00	21.06 to 20.45
	2020	41	38.56 to 34.88	1,439	0.70 to 0.20	1.32	6.38 to 5.85

Global Equity Trust Series NAV(*)	2024	68	30.62 to 30.62	2,067	0.00 to 0.00	1.23	10.53 to 10.53
	2023	68	27.70 to 27.70	1,882	0.00 to 0.00	0.84	20.17 to 20.17
	2022	71	23.05 to 23.05	1,636	0.00 to 0.00	2.51	-14.81 to -14.81
	2021	144	27.06 to 27.06	3,897	0.00 to 0.00	0.00	21.32 to 21.32
	2020	144	22.30 to 22.30	3,218	0.00 to 0.00	1.36	6.71 to 6.71

Health Sciences Trust Series I(*)	2024	18	142.98 to 128.53	2,455	0.65 to 0.20	0.00	1.57 to 1.11
	2023	41	140.76 to 127.11	5,627	0.65 to 0.20	0.00	4.04 to 3.58
	2022	46	135.29 to 122.72	6,028	0.65 to 0.20	0.00	-13.26 to -13.65
	2021	46	155.98 to 142.12	6,949	0.65 to 0.20	0.00	10.97 to 10.47
	2020	49	140.55 to 128.65	6,633	0.65 to 0.20	0.00	26.91 to 26.34

Health Sciences Trust Series NAV(*)	2024	31	117.42 to 117.42	3,651	0.00 to 0.00	0.00	1.86 to 1.86
	2023	55	115.29 to 115.29	6,372	0.00 to 0.00	0.00	4.26 to 4.26
	2022	75	110.57 to 110.57	8,261	0.00 to 0.00	0.00	-13.02 to -13.02
	2021	78	127.12 to 127.12	9,925	0.00 to 0.00	0.00	11.23 to 11.23
	2020	79	114.29 to 114.29	8,980	0.00 to 0.00	0.00	27.26 to 27.26

High Yield Trust Series I(*)	2024	38	45.82 to 40.65	1,652	0.70 to 0.20	7.11	8.73 to 8.18
	2023	41	42.14 to 37.57	1,665	0.70 to 0.20	2.76	12.83 to 12.26
	2022	41	37.35 to 33.47	1,472	0.70 to 0.20	5.96	-13.42 to -13.86
	2021	46	43.14 to 38.85	1,922	0.70 to 0.20	4.81	5.62 to 5.09
	2020	64	40.84 to 36.97	2,513	0.70 to 0.20	6.25	5.60 to 5.07

High Yield Trust Series NAV(*)	2024	75	32.70 to 32.70	2,457	0.00 to 0.00	7.27	9.19 to 9.19
	2023	76	29.95 to 29.95	2,265	0.00 to 0.00	2.81	12.87 to 12.87
	2022	75	26.53 to 26.53	1,988	0.00 to 0.00	6.09	-13.07 to -13.07
	2021	78	30.52 to 30.52	2,375	0.00 to 0.00	5.25	5.78 to 5.78
	2020	100	28.85 to 28.85	2,885	0.00 to 0.00	6.56	5.77 to 5.77

International Equity Index Series I(*)	2024	463	17.79 to 16.85	8,062	0.65 to 0.20	1.63	4.70 to 4.23
	2023	452	16.99 to 16.16	7,523	0.65 to 0.20	2.24	15.13 to 14.62
	2022	532	14.76 to 14.10	7,726	0.65 to 0.20	2.84	-16.42 to -16.80
	2021	570	17.66 to 16.95	9,913	0.65 to 0.20	2.65	7.38 to 6.89
	2020	545	16.44 to 15.86	8,848	0.65 to 0.20	2.57	10.42 to 9.93

International Equity Index Series NAV(*)	2024	305	71.85 to 71.85	21,899	0.00 to 0.00	1.59	4.90 to 4.90
	2023	361	68.49 to 68.49	24,696	0.00 to 0.00	2.22	15.42 to 15.42
	2022	452	59.34 to 59.34	26,838	0.00 to 0.00	2.86	-16.16 to -16.16
	2021	508	70.78 to 70.78	35,936	0.00 to 0.00	2.69	7.59 to 7.59
	2020	476	65.78 to 65.78	31,346	0.00 to 0.00	2.61	10.76 to 10.76

International Small Company Trust Series I(*)	2024	11	22.97 to 21.30	247	0.70 to 0.20	2.69	2.86 to 2.34
	2023	16	22.33 to 20.81	338	0.70 to 0.20	1.80	13.22 to 12.66
	2022	23	19.72 to 18.47	426	0.70 to 0.20	1.86	-18.33 to -18.74
	2021	30	24.15 to 22.73	682	0.70 to 0.20	1.36	13.50 to 12.93
	2020	26	21.28 to 20.13	527	0.70 to 0.20	2.09	8.15 to 7.61

International Small Company Trust Series NAV(*)	2024	52	23.87 to 23.87	1,231	0.00 to 0.00	2.83	3.11 to 3.11
	2023	52	23.15 to 23.15	1,203	0.00 to 0.00	2.04	13.59 to 13.59
	2022	56	20.38 to 20.38	1,136	0.00 to 0.00	1.84	-18.17 to -18.17
	2021	77	24.90 to 24.90	1,917	0.00 to 0.00	1.34	13.77 to 13.77
	2020	78	21.89 to 21.89	1,712	0.00 to 0.00	2.23	8.41 to 8.41

Investment Quality Bond Trust Series I(*)	2024	85	36.92 to 32.75	3,043	0.70 to 0.20	3.74	1.79 to 1.29
	2023	76	36.27 to 32.33	2,634	0.70 to 0.20	1.49	6.27 to 5.75
	2022	72	34.13 to 30.57	2,348	0.70 to 0.20	3.24	-15.05 to -15.47
	2021	103	40.18 to 36.17	3,983	0.70 to 0.20	2.05	-1.45 to -1.95
	2020	101	40.77 to 36.89	3,938	0.70 to 0.20	2.24	9.15 to 8.60

62 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Investment Quality Bond Trust Series NAV(*)	2024	83	$ 18.83 to $ 18.83	$1,560	0.00 % to 0.00%	3.88%	2.05 % to 2.05%
	2023	60	18.45 to 18.45	1,109	0.00 to 0.00	1.68	6.56 to 6.56
	2022	46	17.32 to 17.32	788	0.00 to 0.00	3.58	-14.88 to -14.88
	2021	48	20.34 to 20.34	980	0.00 to 0.00	1.90	-1.21 to -1.21
	2020	45	20.59 to 20.59	934	0.00 to 0.00	2.89	9.45 to 9.45

Lifestyle Balanced Portfolio Series NAV(*)	2024	83	18.62 to 18.62	1,547	0.00 to 0.00	9.58	8.67 to 8.67
	2023	1	17.14 to 17.14	21	0.00 to 0.00	2.60	13.72 to 13.72
	2022	1	15.07 to 15.07	16	0.00 to 0.00	2.57	-15.35 to -15.35
	2021	1	17.80 to 17.80	20	0.00 to 0.00	2.53	9.51 to 9.51
	2020	1	16.26 to 16.26	15	0.00 to 0.00	3.00	12.68 to 12.68

Lifestyle Conservative Portfolio Series NAV(*)	2024	3	14.54 to 14.54	51	0.00 to 0.00	1.28	4.49 to 4.49
	2023	21	13.92 to 13.92	294	0.00 to 0.00	2.92	9.18 to 9.18
	2022	21	12.75 to 12.75	266	0.00 to 0.00	3.53	-14.52 to -14.52
	2021	16	14.92 to 14.92	246	0.00 to 0.00	3.04	2.94 to 2.94
	2020	16	14.49 to 14.49	231	0.00 to 0.00	4.53	10.81 to 10.81

Lifestyle Growth Portfolio Series I(*)	2024	76	18.81 to 18.13	1,401	0.65 to 0.20	2.76	11.09 to 10.59
	2023	40	16.76 to 16.39	659	0.65 to 0.35	1.75	16.60 to 16.24
	2022	54	14.37 to 14.10	779	0.65 to 0.35	2.41	-16.38 to -16.62
	2021	55	17.19 to 16.92	944	0.65 to 0.35	2.52	13.67 to 13.33
	2020	58	15.12 to 14.93	877	0.65 to 0.35	2.50	13.19 to 12.84

Lifestyle Growth Portfolio Series NAV(*)	2024	200	21.81 to 21.81	4,360	0.00 to 0.00	2.24	11.37 to 11.37
	2023	201	19.58 to 19.58	3,929	0.00 to 0.00	2.54	16.97 to 16.97
	2022	153	16.74 to 16.74	2,569	0.00 to 0.00	2.42	-15.99 to -15.99
	2021	170	19.93 to 19.93	3,396	0.00 to 0.00	2.47	14.13 to 14.13
	2020	169	17.46 to 17.46	2,958	0.00 to 0.00	2.33	13.64 to 13.64

Lifestyle Moderate Portfolio Series NAV(*)	2024	5	17.15 to 17.15	82	0.00 to 0.00	2.81	7.19 to 7.19
	2023	5	16.00 to 16.00	79	0.00 to 0.00	2.53	12.20 to 12.20
	2022	5	14.26 to 14.26	72	0.00 to 0.00	2.32	-15.08 to -15.08
	2021	6	16.79 to 16.79	106	0.00 to 0.00	2.68	7.23 to 7.23
	2020	7	15.66 to 15.66	109	0.00 to 0.00	3.21	12.22 to 12.22

M Capital Appreciation	2024	3	195.25 to 195.25	637	0.00 to 0.00	2.29	9.94 to 9.94
	2023	2	177.59 to 177.59	417	0.00 to 0.00	0.50	23.56 to 23.56
	2022	2	143.73 to 143.73	285	0.00 to 0.00	0.00	-18.14 to -18.14
	2021	3	175.57 to 175.57	566	0.00 to 0.00	0.00	17.74 to 17.74
	2020	3	149.12 to 149.12	507	0.00 to 0.00	0.00	17.73 to 17.73

M International Equity	2024	19	47.09 to 47.09	890	0.00 to 0.00	2.95	3.96 to 3.96
	2023	19	45.30 to 45.30	852	0.00 to 0.00	3.05	16.01 to 16.01
	2022	20	39.05 to 39.05	780	0.00 to 0.00	2.85	-14.16 to -14.16

Managed Volatility Balanced Portfolio Series I(*)	2024	52	50.13 to 45.00	2,307	0.65 to 0.20	2.40	9.14 to 8.64
	2023	59	45.93 to 41.42	2,399	0.65 to 0.20	2.41	11.77 to 11.27
	2022	58	41.09 to 37.22	2,128	0.65 to 0.20	2.23	-15.25 to -15.63
	2021	70	48.49 to 44.12	3,071	0.65 to 0.20	2.22	9.54 to 9.05
	2020	84	44.26 to 40.46	3,379	0.65 to 0.20	2.45	1.61 to 1.15

Managed Volatility Balanced Portfolio Series NAV(*)	2024	608	26.92 to 26.92	16,378	0.00 to 0.00	2.61	9.37 to 9.37
	2023	627	24.61 to 24.61	15,436	0.00 to 0.00	2.39	12.00 to 12.00
	2022	677	21.97 to 21.97	14,872	0.00 to 0.00	2.51	-14.98 to -14.98
	2021	718	25.85 to 25.85	18,569	0.00 to 0.00	2.63	9.88 to 9.88
	2020	725	23.52 to 23.52	17,067	0.00 to 0.00	2.60	1.77 to 1.77

Managed Volatility Conservative Portfolio Series I(*)	2024	19	40.68 to 36.50	692	0.65 to 0.20	3.77	3.39 to 2.92
	2023	18	39.34 to 35.47	644	0.65 to 0.20	2.42	5.25 to 4.78
	2022	28	37.38 to 33.85	923	0.65 to 0.20	2.96	-14.97 to -15.35
	2021	27	43.96 to 39.99	1,049	0.65 to 0.20	3.01	3.28 to 2.81
	2020	28	42.56 to 38.90	1,068	0.65 to 0.20	3.15	3.19 to 2.72

Managed Volatility Conservative Portfolio Series NAV(*)	2024	461	20.54 to 20.54	9,477	0.00 to 0.00	3.27	3.64 to 3.64
	2023	563	19.82 to 19.82	11,158	0.00 to 0.00	3.13	5.50 to 5.50
	2022	571	18.79 to 18.79	10,733	0.00 to 0.00	3.04	-14.72 to -14.72
	2021	529	22.03 to 22.03	11,654	0.00 to 0.00	3.17	3.52 to 3.52
	2020	417	21.28 to 21.28	8,884	0.00 to 0.00	3.15	3.43 to 3.43

Managed Volatility Growth Portfolio Series I(*)	2024	47	49.28 to 44.22	2,044	0.65 to 0.20	1.69	11.72 to 11.22
	2023	72	44.11 to 39.76	2,846	0.65 to 0.20	2.09	13.46 to 12.95
	2022	71	38.88 to 35.20	2,471	0.65 to 0.20	2.17	-15.03 to -15.41
	2021	93	45.75 to 41.62	3,878	0.65 to 0.20	2.20	12.60 to 12.09
	2020	69	40.63 to 37.13	2,595	0.65 to 0.20	2.12	-1.62 to -2.06

Managed Volatility Growth Portfolio Series NAV(*)	2024	740	28.53 to 28.53	21,117	0.00 to 0.00	2.04	11.97 to 11.97
	2023	813	25.48 to 25.48	20,709	0.00 to 0.00	1.86	13.81 to 13.81

63 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Growth Portfolio Series NAV(*)	2022	1,001	$ 22.39 to $ 22.39	$22,412	0.00 % to 0.00%	2.37%	-14.79 % to -14.79%
	2021	1,023	26.28 to 26.28	26,887	0.00 to 0.00	2.27	12.86 to 12.86
	2020	951	23.28 to 23.28	22,135	0.00 to 0.00	2.27	-1.37 to -1.37

Managed Volatility Moderate Portfolio Series I(*)	2024	23	49.64 to 44.55	995	0.65 to 0.20	3.04	7.94 to 7.46
	2023	23	45.99 to 41.46	938	0.65 to 0.20	2.38	10.43 to 9.93
	2022	28	41.65 to 37.72	1,061	0.65 to 0.20	2.36	-15.04 to -15.43
	2021	37	49.02 to 44.60	1,629	0.65 to 0.20	2.44	7.68 to 7.20
	2020	46	45.53 to 41.60	1,918	0.65 to 0.20	2.76	3.11 to 2.64

Managed Volatility Moderate Portfolio Series NAV(*)	2024	101	25.77 to 25.77	2,593	0.00 to 0.00	2.91	8.09 to 8.09
	2023	99	23.85 to 23.85	2,352	0.00 to 0.00	2.60	10.79 to 10.79
	2022	106	21.52 to 21.52	2,281	0.00 to 0.00	2.69	-14.89 to -14.89
	2021	111	25.29 to 25.29	2,806	0.00 to 0.00	2.39	8.02 to 8.02
	2020	314	23.41 to 23.41	7,349	0.00 to 0.00	2.75	3.28 to 3.28

Mid Cap Growth Trust Series I(*)	2024	37	93.64 to 83.03	3,390	0.70 to 0.20	0.00	24.89 to 24.26
	2023	61	74.98 to 66.82	4,426	0.70 to 0.20	0.00	18.47 to 17.88
	2022	66	63.29 to 56.68	4,041	0.70 to 0.20	0.00	-34.77 to -35.10
	2021	68	97.03 to 87.33	6,375	0.70 to 0.20	0.00	3.33 to 2.82
	2020	76	93.90 to 84.94	6,925	0.70 to 0.20	0.00	65.06 to 64.24

Mid Cap Growth Trust Series NAV(*)	2024	57	217.24 to 217.24	12,421	0.00 to 0.00	0.00	25.14 to 25.14
	2023	74	173.60 to 173.60	12,861	0.00 to 0.00	0.00	18.87 to 18.87
	2022	80	146.04 to 146.04	11,634	0.00 to 0.00	0.00	-34.61 to -34.61
	2021	84	223.33 to 223.33	18,728	0.00 to 0.00	0.00	3.57 to 3.57
	2020	85	215.62 to 215.62	18,330	0.00 to 0.00	0.00	65.47 to 65.47

Mid Cap Index Trust Series I(*)	2024	90	96.35 to 85.43	8,142	0.70 to 0.20	1.02	13.14 to 12.57
	2023	109	85.16 to 75.89	8,747	0.70 to 0.20	1.04	15.78 to 15.20
	2022	119	73.55 to 65.88	8,287	0.70 to 0.20	1.10	-13.61 to -14.04
	2021	136	85.14 to 76.64	10,987	0.70 to 0.20	0.89	23.96 to 23.34
	2020	158	68.68 to 62.13	10,289	0.70 to 0.20	1.59	12.99 to 12.43

Mid Cap Index Trust Series NAV(*)	2024	264	66.90 to 66.90	17,628	0.00 to 0.00	1.09	13.47 to 13.47
	2023	276	58.95 to 58.95	16,252	0.00 to 0.00	1.18	16.01 to 16.01
	2022	244	50.82 to 50.82	12,412	0.00 to 0.00	1.10	-13.39 to -13.39
	2021	278	58.67 to 58.67	16,302	0.00 to 0.00	0.95	24.27 to 24.27
	2020	299	47.21 to 47.21	14,129	0.00 to 0.00	1.60	13.27 to 13.27

Mid Value Trust Series I(*)	2024	67	64.33 to 59.96	4,232	0.65 to 0.20	0.37	16.01 to 15.48
	2023	63	55.45 to 51.92	3,477	0.65 to 0.20	1.08	18.28 to 17.75
	2022	72	46.88 to 44.09	3,317	0.65 to 0.20	0.88	-4.50 to -4.93
	2021	76	49.09 to 46.38	3,669	0.65 to 0.20	0.95	24.09 to 23.53
	2020	107	39.56 to 37.54	4,166	0.65 to 0.20	1.65	9.38 to 8.89

Mid Value Trust Series NAV(*)	2024	68	102.51 to 102.51	6,990	0.00 to 0.00	0.40	16.37 to 16.37
	2023	80	88.09 to 88.09	7,083	0.00 to 0.00	1.18	18.65 to 18.65
	2022	114	74.24 to 74.24	8,434	0.00 to 0.00	0.84	-4.30 to -4.30
	2021	151	77.58 to 77.58	11,739	0.00 to 0.00	1.03	24.26 to 24.26
	2020	156	62.43 to 62.43	9,741	0.00 to 0.00	1.76	9.72 to 9.72

Money Market Trust Series I(*)	2024	1,836	24.75 to 21.92	43,733	0.70 to 0.20	4.85	4.77 to 4.23
	2023	1,650	23.62 to 21.03	37,528	0.70 to 0.20	4.69	4.56 to 4.04
	2022	1,280	22.59 to 20.21	27,794	0.70 to 0.20	1.36	1.10 to 0.57
	2021	1,043	22.35 to 20.09	22,352	0.70 to 0.20	0.00	-0.18 to -0.71
	2020	1,446	22.39 to 20.24	31,067	0.70 to 0.20	0.30	0.12 to -0.41

Money Market Trust Series NAV(*)	2024	4,803	11.67 to 11.67	56,105	0.00 to 0.00	4.91	5.07 to 5.07
	2023	3,946	11.11 to 11.11	43,900	0.00 to 0.00	4.69	4.79 to 4.79
	2022	4,032	10.60 to 10.60	42,790	0.00 to 0.00	1.32	1.34 to 1.34
	2021	3,187	10.46 to 10.46	33,390	0.00 to 0.00	0.00	0.00 to 0.00
	2020	4,773	10.46 to 10.46	49,973	0.00 to 0.00	0.35	0.33 to 0.33

Opportunistic Fixed Income Trust Series I(*)	2024	11	34.46 to 30.58	354	0.70 to 0.20	3.13	-0.52 to -1.02
	2023	12	34.64 to 30.89	389	0.70 to 0.20	2.56	8.01 to 7.47
	2022	13	32.07 to 28.74	403	0.70 to 0.20	2.06	-11.30 to -11.74
	2021	37	36.16 to 32.57	1,327	0.70 to 0.20	2.80	-2.22 to -2.70
	2020	42	36.98 to 33.47	1,538	0.70 to 0.20	3.24	13.56 to 13.00

Opportunistic Fixed Income Trust Series NAV(*)	2024	130	37.35 to 37.35	4,861	0.00 to 0.00	2.84	-0.27 to -0.27
	2023	181	37.45 to 37.45	6,764	0.00 to 0.00	2.82	8.21 to 8.21
	2022	192	34.61 to 34.61	6,639	0.00 to 0.00	2.58	-10.96 to -10.96
	2021	258	38.87 to 38.87	10,017	0.00 to 0.00	2.95	-2.06 to -2.06
	2020	238	39.68 to 39.68	9,444	0.00 to 0.00	3.78	13.90 to 13.90

PIMCO All Asset	2024	0	29.09 to 23.86	4	0.65 to 0.00	5.91	4.68 to 2.77
	2023	198	28.30 to 22.79	4,722	0.65 to 0.00	2.57	7.83 to 7.12

64 of 68

JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

PIMCO All Asset	2022	265	$ 26.42 to $ 21.14	$5,832	0.65 % to 0.00%	7.34%	-12.12 % to -12.69%
	2021	260	30.26 to 24.06	6,683	0.65 to 0.00	10.60	15.90 to 15.15
	2020	256	26.28 to 20.76	5,675	0.65 to 0.00	4.66	7.74 to 7.04

Real Estate Securities Trust Series I(*)	2024	22	298.51 to 264.73	6,067	0.70 to 0.20	1.96	10.49 to 9.93
	2023	28	270.18 to 240.82	7,100	0.70 to 0.20	2.13	12.79 to 12.23
	2022	32	239.55 to 214.57	7,050	0.70 to 0.20	1.09	-28.65 to -29.01
	2021	33	335.74 to 302.25	10,368	0.70 to 0.20	1.47	46.49 to 45.76
	2020	39	229.18 to 207.35	8,271	0.70 to 0.20	2.03	-5.83 to -6.30

Real Estate Securities Trust Series NAV(*)	2024	27	252.08 to 252.08	6,816	0.00 to 0.00	2.03	10.79 to 10.79
	2023	36	227.53 to 227.53	8,304	0.00 to 0.00	2.25	13.06 to 13.06
	2022	41	201.24 to 201.24	8,221	0.00 to 0.00	0.96	-28.45 to -28.45
	2021	59	281.26 to 281.26	16,592	0.00 to 0.00	1.62	46.80 to 46.80
	2020	54	191.60 to 191.60	10,387	0.00 to 0.00	1.97	-5.58 to -5.58

Science & Technology Trust Series I(*)	2024	87	165.57 to 146.83	13,651	0.70 to 0.20	0.00	37.62 to 36.93
	2023	113	120.31 to 107.23	12,897	0.70 to 0.20	0.00	54.37 to 53.60
	2022	116	77.93 to 69.81	8,565	0.70 to 0.20	0.00	-35.80 to -36.12
	2021	125	121.40 to 109.28	14,182	0.70 to 0.20	0.00	8.31 to 7.77
	2020	151	112.08 to 101.40	15,836	0.70 to 0.20	0.00	57.14 to 56.36

Science & Technology Trust Series NAV(*)	2024	46	141.75 to 141.75	6,488	0.00 to 0.00	0.00	37.98 to 37.98
	2023	157	102.73 to 102.73	16,121	0.00 to 0.00	0.00	54.73 to 54.73
	2022	142	66.39 to 66.39	9,451	0.00 to 0.00	0.00	-35.64 to -35.64
	2021	170	103.16 to 103.16	17,540	0.00 to 0.00	0.00	8.58 to 8.58
	2020	159	95.00 to 95.00	15,082	0.00 to 0.00	0.00	57.58 to 57.58

Select Bond Trust Series I(*)	2024	257	12.59 to 11.88	3,178	0.65 to 0.20	3.53	1.63 to 1.16
	2023	278	12.39 to 11.75	3,381	0.65 to 0.20	3.20	5.87 to 5.41
	2022	279	11.70 to 11.14	3,212	0.65 to 0.20	2.81	-14.38 to -14.76
	2021	252	13.67 to 13.07	3,374	0.65 to 0.20	2.91	-1.41 to -1.83
	2020	240	13.86 to 13.32	3,260	0.65 to 0.20	3.15	8.86 to 8.38

Select Bond Trust Series NAV(*)	2024	131	13.03 to 13.03	1,700	0.00 to 0.00	3.71	1.89 to 1.89
	2023	128	12.79 to 12.79	1,637	0.00 to 0.00	3.35	6.15 to 6.15
	2022	119	12.05 to 12.05	1,435	0.00 to 0.00	3.06	-14.16 to -14.16
	2021	123	14.04 to 14.04	1,724	0.00 to 0.00	2.98	-1.15 to -1.15
	2020	105	14.20 to 14.20	1,491	0.00 to 0.00	3.22	9.13 to 9.13

Short Term Government Income Trust Series I(*)	2024	303	11.09 to 10.35	3,299	0.70 to 0.20	0.84	2.45 to 1.93
	2023	293	10.83 to 10.15	3,102	0.70 to 0.20	1.75	3.70 to 3.19
	2022	277	10.44 to 9.84	2,811	0.70 to 0.20	1.57	-6.69 to -7.15
	2021	258	11.19 to 10.59	2,808	0.70 to 0.20	1.90	-1.80 to -2.26
	2020	245	11.39 to 10.84	2,726	0.70 to 0.20	1.84	3.36 to 2.89

Short Term Government Income Trust Series NAV(*)	2024	542	11.55 to 11.55	6,266	0.00 to 0.00	0.64	2.80 to 2.80
	2023	380	11.24 to 11.24	4,272	0.00 to 0.00	1.63	3.87 to 3.87
	2022	319	10.82 to 10.82	3,449	0.00 to 0.00	1.53	-6.43 to -6.43
	2021	381	11.56 to 11.56	4,404	0.00 to 0.00	1.76	-1.53 to -1.53
	2020	432	11.74 to 11.74	5,073	0.00 to 0.00	1.89	3.65 to 3.65

Small Cap Index Trust Series I(*)	2024	69	63.17 to 56.01	4,222	0.70 to 0.20	0.53	10.62 to 10.06
	2023	53	57.11 to 50.89	2,881	0.70 to 0.20	0.88	16.27 to 15.68
	2022	88	49.12 to 43.99	4,138	0.70 to 0.20	1.03	-20.81 to -21.20
	2021	89	62.03 to 55.83	5,305	0.70 to 0.20	0.59	14.26 to 13.69
	2020	89	54.28 to 49.11	4,622	0.70 to 0.20	1.41	19.05 to 18.45

Small Cap Index Trust Series NAV(*)	2024	205	53.34 to 53.34	10,952	0.00 to 0.00	0.56	10.87 to 10.87
	2023	152	48.11 to 48.11	7,294	0.00 to 0.00	1.23	16.52 to 16.52
	2022	168	41.29 to 41.29	6,917	0.00 to 0.00	0.96	-20.63 to -20.63
	2021	207	52.02 to 52.02	10,789	0.00 to 0.00	0.63	14.59 to 14.59
	2020	207	45.40 to 45.40	9,407	0.00 to 0.00	1.44	19.32 to 19.32

Small Cap Opportunities Trust Series I(*)	2024	176	85.41 to 76.63	13,784	0.70 to 0.20	0.56	8.36 to 7.82
	2023	180	78.81 to 71.07	13,027	0.70 to 0.20	0.39	17.81 to 17.23
	2022	194	66.90 to 60.62	11,958	0.70 to 0.20	0.50	-10.25 to -10.69
	2021	211	74.53 to 67.88	14,535	0.70 to 0.20	0.48	30.84 to 30.18
	2020	240	56.97 to 52.14	12,708	0.70 to 0.20	0.70	9.66 to 9.11

Small Cap Opportunities Trust Series NAV(*)	2024	124	44.14 to 44.14	5,473	0.00 to 0.00	0.69	8.64 to 8.64
	2023	98	40.63 to 40.63	3,974	0.00 to 0.00	0.45	18.12 to 18.12
	2022	107	34.40 to 34.40	3,667	0.00 to 0.00	1.35	-10.04 to -10.04
	2021	16	38.24 to 38.24	619	0.00 to 0.00	0.47	31.16 to 31.16
	2020	14	29.15 to 29.15	418	0.00 to 0.00	0.92	9.93 to 9.93

Small Cap Stock Trust Series I(*)	2024	18	56.54 to 52.57	1,008	0.65 to 0.20	0.00	11.42 to 10.92
	2023	17	50.74 to 47.40	824	0.65 to 0.20	0.00	15.87 to 15.35

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Stock Trust Series I(*)	2022	16	$ 43.79 to $ 41.09	$694	0.65 % to 0.20%	0.00	-31.26 % to -31.57%
	2021	20	63.70 to 60.04	1,214	0.65 to 0.20	0.00	1.00 to 0.55
	2020	30	63.07 to 59.72	1,855	0.65 to 0.20	0.00	51.24 to 50.56

Small Cap Stock Trust Series NAV(*)	2024	54	69.57 to 69.57	3,765	0.00 to 0.00	0.00	11.55 to 11.55
	2023	52	62.37 to 62.37	3,260	0.00 to 0.00	0.00	16.32 to 16.32
	2022	62	53.62 to 53.62	3,333	0.00 to 0.00	0.00	-31.13 to -31.13
	2021	63	77.86 to 77.86	4,887	0.00 to 0.00	0.00	1.27 to 1.27
	2020	61	76.89 to 76.89	4,725	0.00 to 0.00	0.00	51.62 to 51.62

Small Cap Value Trust Series I(*)	2024	10	42.56 to 39.40	385	0.65 to 0.20	0.71	5.71 to 5.24
	2023	10	40.26 to 37.44	386	0.65 to 0.20	0.41	13.78 to 13.27
	2022	12	35.39 to 33.05	418	0.65 to 0.20	0.83	-10.42 to -10.82
	2021	16	39.51 to 37.06	604	0.65 to 0.20	0.47	25.93 to 25.37
	2020	32	31.37 to 29.56	965	0.65 to 0.20	1.25	-6.88 to -7.30

Small Cap Value Trust Series NAV(*)	2024	38	123.28 to 123.28	4,627	0.00 to 0.00	0.77	6.01 to 6.01
	2023	42	116.29 to 116.29	4,852	0.00 to 0.00	0.44	14.07 to 14.07
	2022	50	101.95 to 101.95	5,094	0.00 to 0.00	0.75	-10.25 to -10.25
	2021	72	113.59 to 113.59	8,192	0.00 to 0.00	0.55	26.30 to 26.30
	2020	82	89.94 to 89.94	7,345	0.00 to 0.00	1.17	-6.68 to -6.68

Small Company Value Trust Series I(*)	2024	27	66.57 to 59.04	1,787	0.70 to 0.20	0.56	9.98 to 9.42
	2023	28	60.53 to 53.95	1,674	0.70 to 0.20	0.27	13.26 to 12.70
	2022	29	53.45 to 47.87	1,502	0.70 to 0.20	0.00	-18.90 to -19.30
	2021	32	65.90 to 59.32	2,043	0.70 to 0.20	0.30	22.46 to 21.84
	2020	36	53.81 to 48.69	1,881	0.70 to 0.20	0.27	9.03 to 8.48

Small Company Value Trust Series NAV(*)	2024	44	47.57 to 47.57	2,082	0.00 to 0.00	0.59	10.32 to 10.32
	2023	39	43.12 to 43.12	1,699	0.00 to 0.00	0.32	13.52 to 13.52
	2022	40	37.99 to 37.99	1,526	0.00 to 0.00	0.00	-18.70 to -18.70
	2021	47	46.72 to 46.72	2,196	0.00 to 0.00	0.36	22.81 to 22.81
	2020	49	38.04 to 38.04	1,882	0.00 to 0.00	0.36	9.25 to 9.25

Strategic Income Opportunities Trust Series I(*)	2024	50	32.00 to 29.15	1,579	0.65 to 0.20	3.51	2.89 to 2.43
	2023	34	31.10 to 28.45	1,036	0.65 to 0.20	3.78	7.15 to 6.68
	2022	26	29.02 to 26.67	727	0.65 to 0.20	3.33	-10.24 to -10.64
	2021	33	32.33 to 29.85	1,058	0.65 to 0.20	3.61	0.70 to 0.25
	2020	41	32.11 to 29.77	1,288	0.65 to 0.20	1.53	8.37 to 7.89

Strategic Income Opportunities Trust Series NAV(*)	2024	138	24.87 to 24.87	3,424	0.00 to 0.00	2.56	3.16 to 3.16
	2023	144	24.11 to 24.11	3,467	0.00 to 0.00	3.57	7.54 to 7.54
	2022	150	22.42 to 22.42	3,372	0.00 to 0.00	3.01	-10.05 to -10.05
	2021	216	24.92 to 24.92	5,377	0.00 to 0.00	3.47	0.95 to 0.95
	2020	196	24.69 to 24.69	4,841	0.00 to 0.00	1.59	8.61 to 8.61

TOPS Aggressive Growth ETF Portfolio - Class 2	2024	18	21.79 to 21.79	401	0.00 to 0.00	1.13	11.98 to 11.98
	2023	21	19.46 to 19.46	415	0.00 to 0.00	1.98	17.37 to 17.37
	2022	8	16.58 to 16.58	126	0.00 to 0.00	1.28	-15.87 to -15.87

TOPS Balanced ETF Portfolio - Class 2	2024	12	15.40 to 15.40	178	0.00 to 0.00	2.45	6.86 to 6.86
	2023 (g)	2	14.41 to 14.41	22	0.00 to 0.00	3.62	11.40 to 11.40

TOPS Conservative ETF Portfolio - Class 2	2024	1	14.36 to 14.36	8	0.00 to 0.00	1.97	6.00 to 6.00
	2023	0	13.55 to 13.55	2	0.00 to 0.00	2.11	9.19 to 9.19
	2022	0	12.41 to 12.41	2	0.00 to 0.00	1.74	-8.85 to -8.85

TOPS Growth ETF Portfolio - Class 2	2024	39	21.12 to 21.12	827	0.00 to 0.00	1.34	10.79 to 10.79
	2023	40	19.06 to 19.06	760	0.00 to 0.00	2.44	16.08 to 16.08
	2022	7	16.42 to 16.42	119	0.00 to 0.00	1.45	-14.70 to -14.70

TOPS Moderate Growth ETF Portfolio - Class 2	2024	12	16.18 to 16.18	191	0.00 to 0.00	1.65	8.84 to 8.84
	2023	6	14.86 to 14.86	87	0.00 to 0.00	1.09	13.48 to 13.48
	2022	10	13.10 to 13.10	134	0.00 to 0.00	2.39	-12.90 to -12.90

Total Bond Market Series Trust NAV(*)	2024	818	26.35 to 26.35	21,546	0.00 to 0.00	3.57	1.14 to 1.14
	2023	633	26.05 to 26.05	16,504	0.00 to 0.00	2.72	5.28 to 5.28
	2022	722	24.74 to 24.74	17,865	0.00 to 0.00	2.67	-13.36 to -13.36
	2021	789	28.56 to 28.56	22,534	0.00 to 0.00	2.25	-1.86 to -1.86
	2020	859	29.10 to 29.10	24,997	0.00 to 0.00	2.58	7.38 to 7.38

Total Stock Market Index Trust Series I(*)	2024	114	69.75 to 61.84	7,780	0.70 to 0.20	0.56	23.23 to 22.61
	2023	76	56.60 to 50.44	4,224	0.70 to 0.20	1.01	25.28 to 24.65
	2022	95	45.18 to 40.46	4,191	0.70 to 0.20	1.02	-20.57 to -20.96
	2021	135	56.88 to 51.20	7,566	0.70 to 0.20	1.11	24.20 to 23.58
	2020	147	45.80 to 41.43	6,639	0.70 to 0.20	1.79	21.20 to 20.60

Total Stock Market Index Trust Series NAV(*)	2024	50	245.97 to 245.97	12,300	0.00 to 0.00	0.62	23.53 to 23.53

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Total Stock Market Index Trust Series NAV(*)	2023	32	$ 199.12 to $ 199.12	$6,377	0.00 % to 0.00%	1.16%	25.58 % to 25.58%
	2022	32	158.56 to 158.56	5,088	0.00 to 0.00	1.12	-20.34 to -20.34
	2021	34	199.04 to 199.04	6,771	0.00 to 0.00	1.17	24.51 to 24.51
	2020	37	159.85 to 159.85	5,975	0.00 to 0.00	1.50	21.50 to 21.50

Ultra Short Term Bond Trust Series NAV(*)	2024	168	11.78 to 11.78	1,980	0.00 to 0.00	0.90	5.02 to 5.02
	2023	349	11.22 to 11.22	3,911	0.00 to 0.00	2.62	4.74 to 4.74
	2022	166	10.71 to 10.71	1,779	0.00 to 0.00	1.51	-0.87 to -0.87
	2021	116	10.80 to 10.80	1,253	0.00 to 0.00	2.07	-0.41 to -0.41
	2020	86	10.85 to 10.85	933	0.00 to 0.00	1.90	1.62 to 1.62

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account”. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series I.

(f) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

(g) Sub-account available in prior year but no activity.

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JOHN HANCOCK LIFE INSURANCE CO (USA) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.00% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

10. Operating Segments

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Head of US Insurance. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

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